The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2024 and 2023

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2024 and 2023, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2024, future contract benefits liabilities totaled $40.0 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits) and 12, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include investment margins, mortality rates and policyholder lapse behavior.

Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter
The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $4.9 billion and $1.0 billion, as of December 31, 2024, respectively, a portion of which relates to MRBs associated with variable annuity contracts that may include guaranteed living benefit and guaranteed death benefit features. As described in Notes 1 (see section on MRBs), 9 and 14 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future equity market return and volatility, and the need to update policyholder lapse and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 14, 2025

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2024	2023
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2024 - $88,978; 2023 - $88,231; allowance for credit losses: 2024 - $46; 2023 - $19)	$81,900	$82,300
Trading securities	2,005	2,321
Equity securities	294	306
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2024 - $232; 2023 - $288)	20,940	18,873
Policy loans	2,465	2,463
Derivative investments	9,512	6,305
Other investments	6,272	4,757
Total investments	123,388	117,325
Cash and invested cash	4,505	3,193
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,426	12,418
Reinsurance recoverables, net of allowance for credit losses	48,943	45,110
Deposit assets, net of allowance for credit losses	30,537	21,514
Market risk benefit assets	4,860	3,894
Accrued investment income	993	982
Goodwill	1,144	1,144
Other assets	10,192	10,139
Separate account assets	168,438	158,257
Total assets	$405,426	$373,976

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$125,818	$120,316
Future contract benefits	40,002	40,174
Funds withheld reinsurance liabilities	26,810	13,628
Market risk benefit liabilities	1,046	1,716
Deferred front-end loads	6,750	5,923
Payables for collateral on investments	9,876	7,982
Short-term debt	24	840
Long-term debt	2,173	2,195
Other liabilities	13,977	12,438
Separate account liabilities	168,438	158,257
Total liabilities	394,914	363,469

Contingencies and Commitments (See Note 17)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	13,015	12,961
Retained earnings (deficit)	(173)	(869)
Accumulated other comprehensive income (loss)	(2,330)	(1,585)
Total stockholder’s equity	10,512	10,507
Total liabilities and stockholder’s equity	$405,426	$373,976

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Revenues
Insurance premiums	$1,866	$3,416	$5,841
Fee income	4,486	5,168	5,366
Net investment income	5,088	5,712	5,274
Realized gain (loss)	276	(4,934)	418
Other revenues	572	697	658
Total revenues	12,288	10,059	17,557
Expenses
Benefits	2,100	5,028	8,203
Interest credited	3,160	3,202	2,860
Market risk benefit (gain) loss	(938)	(1,135)	296
Policyholder liability remeasurement (gain) loss	(20)	(167)	2,445
Commissions and other expenses	5,219	5,402	5,094
Interest and debt expense	185	190	137
Impairment of intangibles	–	–	634
Total expenses	9,706	12,520	19,669
Income (loss) before taxes	2,582	(2,461)	(2,112)
Federal income tax expense (benefit)	452	(673)	(437)
Net income (loss)	2,130	(1,788)	(1,675)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	30	4,942	(17,639)
Market risk benefit non-performance risk gain (loss)	(924)	(670)	(211)
Policyholder liability discount rate remeasurement gain (loss)	150	(145)	1,891
Funded status of employee benefit plans	(1)	1	(4)
Total other comprehensive income (loss), net of tax	(745)	4,128	(15,963)
Comprehensive income (loss)	$1,385	$2,340	$(17,638)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Common Stock
Balance as of beginning-of-year	$12,961	$12,903	$11,950
Capital contribution from Lincoln National Corporation	–	5	925
Stock compensation/issued for benefit plans	54	53	28
Balance as of end-of-year	13,015	12,961	12,903

Retained Earnings (Deficit)
Balance as of beginning-of-year	(869)	1,414	3,734
Net income (loss)	2,130	(1,788)	(1,675)
Dividends paid to Lincoln National Corporation	(1,434)	(495)	(645)
Balance as of end-of-year	(173)	(869)	1,414

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(1,585)	(5,713)	10,250
Other comprehensive income (loss), net of tax	(745)	4,128	(15,963)
Balance as of end-of-year	(2,330)	(1,585)	(5,713)
Total stockholder’s equity as of end-of-year	$10,512	$10,507	$8,604

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Cash Flows from Operating Activities
Net income (loss)	$2,130	$(1,788)	$(1,675)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(276)	4,934	(418)
Market risk benefit (gain) loss	(938)	(1,135)	296
Sales and maturities (purchases) of trading securities, net	325	1,302	301
Impairment of intangibles	–	–	634
Net operating cash payments related to closing Fortitude Re reinsurance transaction	–	(1,457)	–
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	708	642	495
Accrued investment income	(32)	34	(41)
Insurance liabilities and reinsurance-related balances	(1,788)	(2,547)	615
Accrued expenses	160	223	(101)
Federal income tax accruals	701	(563)	(376)
Cash management agreement	(941)	(733)	3,730
Other	(1,058)	324	406
Net cash provided by (used in) operating activities	(1,009)	(764)	3,866
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(11,520)	(10,713)	(14,768)
Sales of available-for-sale securities and equity securities	1,406	3,606	2,347
Maturities of available-for-sale securities	9,338	5,597	5,487
Purchases of alternative investments	(1,371)	(614)	(631)
Sales and repayments of alternative investments	337	111	441
Issuance of mortgage loans on real estate	(4,135)	(1,943)	(2,507)
Repayment and maturities of mortgage loans on real estate	1,669	1,266	2,247
Repayment (issuance) of policy loans, net	(2)	(120)	4
Net change in collateral on investments, certain derivatives and related settlements	3,918	(333)	(4,653)
Cash received from disposition, net of cash transferred	512	–	–
Other	(295)	(352)	(40)
Net cash provided by (used in) investing activities	(143)	(3,495)	(12,073)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	–	5	925
Payment of long-term debt, including current maturities	(50)	–	(40)
Issuance (payment) of short-term debt	(766)	228	(522)
Payment related to sale-leaseback transactions	(17)	(79)	(70)
Proceeds from certain financing arrangements	53	86	186
Payment related to certain financing arrangements	(137)	(49)	–
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	–	133	–
Deposits of fixed account balances	16,046	16,388	16,186
Withdrawals of fixed account balances	(12,124)	(10,633)	(7,641)
Transfers from (to) separate accounts, net	(27)	(624)	19
Common stock issued for benefit plans	(9)	(7)	(21)
Dividends paid to Lincoln National Corporation	(505)	(495)	(645)
Other	–	–	(2)
Net cash provided by (used in) financing activities	2,464	4,953	8,375
Net increase (decrease) in cash, invested cash and restricted cash	1,312	694	168
Cash, invested cash and restricted cash as of beginning-of-year	3,193	2,499	2,331
Cash, invested cash and restricted cash as of end-of-year	$4,505	$3,193	$2,499
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement income products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 19.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within commissions and other expenses. The amortization of deferred gain (loss) on business sold through reinsurance was previously presented on a net basis within other revenues.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business.

Sale of Wealth Management Business

On May 6, 2024, our parent company LNC closed the sale of all of the ownership interests in the subsidiaries of LNC that comprised its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation, to Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to the Stock Purchase Agreement entered into between LNC and Osaic on December 14, 2023 (the “Agreement”). LNC received $723 million in cash, inclusive of a post-closing adjustment. LNL was allocated $598 million of the cash proceeds, and we recognized a $454 million pre-tax realized gain for the year ended December 31, 2024, net of transaction expenses. Transaction expenses for the year ended December 31, 2024, of $27 million were reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). For more information, see Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments on the Consolidated Balance Sheets. Cash collateral a counterparty has posted is recorded within payables for collateral on investments on the Consolidated Balance Sheets. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.
In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit (“LOC”) for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets. Amortization of deferred gains and losses is reported within other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, certain reinsurance assets, property and equipment, balances associated with corporate-owned and bank-owned life insurance, premiums and fees receivable, specifically identifiable intangible assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, current and deferred taxes, operating lease right-of-use (“ROU”) assets, ceded MRB liabilities and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, certain reinsurance payables, pension and other employee benefit liabilities, certain financing arrangements, other policyholder liabilities, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 8 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2024, 2023 and 2022, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $40 million, $41 million and $49 million for the years ended December 31, 2024, 2023 and 2022, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 14.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $774 million, $715 million and $743 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to the wealth management business, which was sold during 2024, and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $190 million, $461 million and $468 million for the years ended December 31, 2024, 2023 and 2022, respectively. See “Sale of Wealth Management Business” above for additional information. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements, and were $224 million, $210 million and $203 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of current period adoptions of new Accounting Standards Updates (“ASUs”).

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures	This ASU aims to enhance reportable segment disclosure requirements. It requires that a public entity disclose significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), disclose and describe other segment items and report additional measures of a segment’s profit or loss if used by the CODM.	January 1, 2024 (Annual Filings) and January 1, 2025 (Quarterly Filings)
We adopted this ASU effective January 1, 2024, incorporating the required disclosures in Note 19 to the consolidated financial statements, along with retrospectively updating the applicable tabular disclosures.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new ASUs that may have an impact on our consolidated financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025	We are evaluating the impact of this ASU to disclosures within the Federal Income Taxes Note to the consolidated financial statements.
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the consolidated financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$67,991	$560	$6,704	$14	$61,833
U.S. government bonds	427	3	40	–	390
State and municipal bonds	2,391	27	270	–	2,148
Foreign government bonds	277	12	56	–	233
RMBS	1,849	23	162	7	1,703
CMBS	1,713	5	135	–	1,583
ABS	14,103	99	409	24	13,769
Hybrid and redeemable preferred securities	227	25	10	1	241
Total fixed maturity AFS securities	$88,978	$754	$7,786	$46	$81,900

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,811	$820	$5,757	$8	$63,866
U.S. government bonds	414	7	28	–	393
State and municipal bonds	2,675	97	230	–	2,542
Foreign government bonds	309	15	46	–	278
RMBS	1,719	27	138	6	1,602
CMBS	1,520	5	181	–	1,344
ABS	12,556	62	571	4	12,043
Hybrid and redeemable preferred securities	227	21	15	1	232
Total fixed maturity AFS securities	$88,231	$1,054	$6,966	$19	$82,300

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2024, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$3,506	$3,490
Due after one year through five years	18,257	17,778
Due after five years through ten years	14,468	13,567
Due after ten years	35,082	30,010
Subtotal	71,313	64,845
Structured securities (RMBS, CMBS, ABS)	17,665	17,055
Total fixed maturity AFS securities	$88,978	$81,900

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$16,388	$1,290	$29,045	$5,414	$45,433	$6,704
U.S. government bonds	85	3	224	37	309	40
State and municipal bonds	652	61	721	209	1,373	270
Foreign government bonds	29	5	118	51	147	56
RMBS	658	29	724	133	1,382	162
CMBS	475	29	777	106	1,252	135
ABS	2,801	106	3,826	303	6,627	409
Hybrid and redeemable
preferred securities	18	1	93	9	111	10
Total fixed maturity AFS securities	$21,106	$1,524	$35,528	$6,262	$56,634	$7,786

Total number of fixed maturity AFS securities in an unrealized loss position						6,645

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$13,439	$1,744	$33,285	$4,013	$46,724	$5,757
U.S. government bonds	65	6	194	22	259	28
State and municipal bonds	371	72	814	158	1,185	230
Foreign government bonds	108	31	57	15	165	46
RMBS	355	20	840	118	1,195	138
CMBS	583	56	586	125	1,169	181
ABS	1,898	68	7,212	503	9,110	571
Hybrid and redeemable
preferred securities	32	2	94	13	126	15
Total fixed maturity AFS securities	$16,851	$1,999	$43,082	$4,967	$59,933	$6,966

Total number of fixed maturity AFS securities in an unrealized loss position						7,167

(1) As of December 31, 2024 and 2023, we recognized $23 million and $7 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$5,209	$1,556	780
Six months or greater, but less than nine months	365	195	209
Nine months or greater, but less than twelve months	71	28	36
Twelve months or greater	4,305	2,142	734
Total	$9,950	$3,921	1,759

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,480	$916	529
Six months or greater, but less than nine months	321	90	79
Nine months or greater, but less than twelve months	321	106	87
Twelve months or greater	3,485	1,336	704
Total	$6,607	$2,448	1,399

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $820 million for the year ended December 31, 2024. As discussed further below, we do not believe the unrealized loss position as of December 31, 2024, required an impairment recognized in earnings as: (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2024, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2024, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2024 and 2023, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2024 and 2023, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.7 billion and a fair value of $2.7 billion and $2.6 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2024 and 2023, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2024, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2024, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$8	$6	$4	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	10	–	15	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	11	1	5	–	17
Reductions for securities charged off	(15)	–	–	–	(15)
Balance as of end-of-year (2)	$14	$7	$24	$1	$46

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$9	$7	$4	$1	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	24	1	–	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	(2)	(2)	–	–	(4)
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(21)	–	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$4	$1	$19

	For the Year Ended December 31, 2022
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$17	$1	$–	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	4	3	–	–	7
Additions (reductions) for securities for which
credit losses were previously recognized	2	3	4	–	9
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(12)	–	–	–	(12)
Balance as of end-of-year (2)	$9	$7	$4	$1	$21
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2) As of December 31, 2024, 2023 and 2022, accrued investment income on fixed maturity AFS securities totaled $766 million, $814 million and $1.1 billion, respectively, and was excluded from the estimate of credit losses.

Losses from debt instrument modifications were $3 million and less than $1 million for the years ended December 31, 2024 and 2023, respectively.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2024	2023
Fixed maturity securities:
Corporate bonds	$1,390	$1,615
State and municipal bonds	13	21
Foreign government bonds	41	46
RMBS	63	62
CMBS	108	104
ABS	371	455
Hybrid and redeemable preferred securities	19	18
Total trading securities	$2,005	$2,321

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2024, 2023 and 2022, was $(1) million, $80 million and $(628) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2024			As of December 31, 2023
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,424	$3,387	$20,811	$17,165	$1,665	$18,830
30 to 59 days past due	6	71	77	61	28	89
60 to 89 days past due	–	33	33	–	9	9
90 or more days past due	35	90	125	–	60	60
Allowance for credit losses	(99)	(53)	(152)	(86)	(28)	(114)
Unamortized premium (discount)	(6)	83	77	(7)	43	36
Mark-to-market gains (losses) (1)	(31)	–	(31)	(36)	(1)	(37)
Total carrying value	$17,329	$3,611	$20,940	$17,097	$1,776	$18,873

(1) Represents the mark-to-market on certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers, and for which we have elected the fair value option. As of December 31, 2024, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $21 million, respectively. As of December 31, 2023, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was less than $1 million. As of December 31, 2024 and 2023, there were no such mortgage loans on real estate that were more than 90 days past due and still accruing interest. See Note 14 for additional information.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 27% of commercial mortgage loans on real estate as of December 31, 2024 and 2023, and Texas, which accounted for 10% and 9% of commercial mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

Our residential mortgage loan portfolio had the largest concentrations in California, which accounted for 14% of residential mortgage loans on real estate as of December 31, 2024 and 2023, and New York, which accounted for 14% and 12% of residential mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows, excluding certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers:

	As of December 31, 2024	As of December 31, 2023
Commercial mortgage loans on real estate	$4	$–
Residential mortgage loans on real estate	92	62
Total	$96	$62

We use LTV and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$1,548	1.73	$83	1.41	$–	–	$1,631
2023	1,317	1.77	44	1.36	–	–	1,361
2022	1,721	2.11	94	1.55	4	1.30	1,819
2021	2,249	3.49	47	1.52	–	–	2,296
2020	1,158	3.33	4	1.53	–	–	1,162
2019 and prior	9,056	2.38	126	1.58	8	1.30	9,190
Total	$17,049		$398		$12		$17,459

	As of December 31, 2023
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2023	$1,366	1.90	$54	1.38	$–	–	$1,420
2022	1,709	2.07	140	1.54	–	–	1,849
2021	2,317	3.34	61	1.55	–	–	2,378
2020	1,205	3.23	11	1.38	–	–	1,216
2019	2,404	2.39	80	1.56	10	2.33	2,494
2018 and prior	7,770	2.39	78	1.60	14	0.87	7,862
Total	$16,771		$424		$24		$17,219

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	Performing	Nonperforming	Total
Origination Year
2024	$1,895	$14	$1,909
2023	557	16	573
2022	492	33	525
2021	427	11	438
2020	65	4	69
2019 and prior	136	14	150
Total	$3,572	$92	$3,664

	As of December 31, 2023
	Performing	Nonperforming	Total
Origination Year
2023	$515	$2	$517
2022	533	22	555
2021	465	18	483
2020	78	3	81
2019	99	13	112
2018 and prior	53	4	57
Total	$1,743	$62	$1,805

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2024
	Commercial	Residential	Total
Balance as of beginning-of-year	$86	$28	$114
Additions (reductions) from provision for credit loss
expense (1)	63	25	88
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(50)	–	(50)
Balance as of end-of-year (2)	$99	$53	$152

	For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss
expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

	For the Year Ended December 31, 2022
	Commercial	Residential	Total
Balance as of beginning-of-year	$78	$17	$95
Additions (reductions) from provision for credit loss expense (1)
expense (1)	5	(2)	3
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$83	$15	$98

(1) We recognized less than $1 million and $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2024 and 2023, respectively. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022.
(2) Accrued investment income on mortgage loans on real estate totaled $94 million, $67 million and $51 million as of December 31, 2024, 2023 and 2022, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2024 and 2023, alternative investments included investments in 351 and 332 different partnerships, respectively, and represented approximately 3% of total investments.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities	$4,088	$4,961	$4,408
Trading securities	117	158	179
Equity securities	21	13	11
Mortgage loans on real estate	881	752	687
Policy loans	93	102	100
Cash and invested cash	227	118	12
Commercial mortgage loan prepayment
and bond make-whole premiums	15	10	100
Alternative investments	289	244	96
Consent fees	–	3	8
Other investments	(37)	(38)	75
Investment income	5,694	6,323	5,676
Investment expense	(606)	(611)	(402)
Net investment income	$5,088	$5,712	$5,274

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$–	$(3,805)	$–
State and municipal bonds	–	(214)	–
RMBS	–	(74)	–
CMBS	–	(60)	–
ABS	–	(57)	–
Hybrid and redeemable preferred securities	–	(3)	–
Total intent to sell impairments	$–	$(4,213)	$–

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(21)	$(23)	$(4)
RMBS	(1)	1	(6)
ABS	(20)	1	(4)
Total credit loss benefit (expense)	$(42)	$(21)	$(14)

(1)     For the year ended December 31, 2023, this includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2024		As of December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$7,069	$7,069	$5,127	$5,127
Securities pledged under securities lending agreements (2)	157	151	205	197
Investments pledged for FHLBI (3)	2,650	3,657	2,650	3,603
Total payables for collateral on investments	$9,876	$10,877	$7,982	$8,927

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 5 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2024 and 2023, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2024	2023	2022
Collateral payable for derivative investments	$1,942	$1,917	$(2,355)
Securities pledged under securities lending agreements	(48)	(93)	57
Investments pledged for FHLBI	–	(480)	–
Total increase (decrease) in payables for collateral on investments	$1,894	$1,344	$(2,298)

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$144	$–	$–	$–	$144
U.S. government bonds	1	–	–	–	1
Equity securities	12	–	–	–	12
Total gross secured borrowings	$157	$–	$–	$–	$157

	As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$202	$–	$–	$–	$202
Equity securities	3	–	–	–	3
Total gross secured borrowings	$205	$–	$–	$–	$205

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2024, we had not received any collateral and, therefore, had not sold or re-pledged any collateral under these agreements.

We also accept collateral from derivative counterparties in the form of securities that we are permitted to sell or re-pledge. As of
December 31, 2024, the fair value of this collateral received that we are permitted to sell or re-pledge was $2.6 billion, and we had re-pledged $63 million of this collateral to cover our collateral requirements.

We had not pledged any held fixed maturity AFS securities to derivative counterparties as of December 31, 2024.

Investment Commitments

As of December 31, 2024, our investment commitments were $4.3 billion, which included $3.2 billion of LPs, $828 million of mortgage loans on real estate and $227 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2024, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.5 billion and $1.1 billion, respectively, or 1% of total investments. As of December 31, 2023, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.3 billion and $1.0 billion, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2024 and 2023, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.2 billion and $16.6 billion, respectively, or 13% and 14%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $10.7 billion and $11.3 billion, respectively, or 9% and 10%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

4. Variable Interest Entities

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2024, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $5.1 billion and $4.0 billion as of December 31, 2024 and 2023, respectively.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 14 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity and life insurance products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity and RILA products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Bond Forwards and Reverse Treasury Locks

We use bond forwards and reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow and fair value hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2024			As of December 31, 2023
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$632	$2	$16	$485	$11	$47
Foreign currency contracts (1)	4,738	556	44	4,662	423	78
Total cash flow hedges	5,370	558	60	5,147	434	125
Fair value hedges:
Interest rate contracts (1)	435	8	16	450	1	39
Foreign currency contracts (1)	25	1	–	25	–	1
Total fair value hedges	460	9	16	475	1	40
Non-Qualifying Hedges
Interest rate contracts (1)	75,445	63	439	90,829	636	979
Foreign currency contracts (1)	348	30	2	306	11	6
Equity market contracts (1)	191,171	13,072	3,879	225,251	10,244	4,227
Credit contracts (1)	57	–	–	91	–	–
LPR ceded derivative (2)	–	190	–	–	206	–
Embedded derivatives:
Reinsurance-related (3)	–	728	–	–	493	–
RILA, fixed indexed annuity
and IUL contracts (4)	–	1,970	12,449	–	940	9,077
Total derivative instruments	$272,851	$16,620	$16,845	$322,099	$12,965	$14,454
(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4)    Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2024
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$7,601	$21,088	$24,060	$23,763	$–	$76,512
Foreign currency contracts (2)	191	1,226	1,782	1,870	42	5,111
Equity market contracts	148,580	30,818	9,693	8	2,072	191,171
Credit contracts	–	57	–	–	–	57
Total derivative instruments
with notional amounts	$156,372	$53,189	$35,535	$25,641	$2,114	$272,851

(1) As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 9, 2027.
(2) As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets / (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets / (Liabilities)
	As of December 31, 2024	As of December 31, 2023	As of December 31, 2024	As of December 31, 2023
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$484	$534	$7	$39

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$249	$301	$258
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	17	212	(336)
Foreign currency contracts	21	(50)	182
Change in foreign currency exchange rate adjustment	220	(169)	312
Income tax benefit (expense)	(54)	2	(34)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(3)	(1)	2
Foreign currency contracts (1)	59	54	62
Foreign currency contracts (2)	8	7	39
Income tax benefit (expense)	(13)	(13)	(22)
Balance as of end-of-year	$402	$249	$301

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$276	$5,088	$2,100
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(30)	–
Derivatives designated as hedging instruments	–	30	–
Foreign currency contracts:
Hedged items	–	(2)	–
Derivatives designated as hedging instruments	–	2	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	(3)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	8	59	–
Non-Qualifying Hedges
Interest rate contracts	(318)	–	–
Equity market contracts	5,248	–	–
LPR ceded derivative	–	–	16
Embedded derivatives:
Reinsurance-related	189	–	–
RILA, fixed indexed annuity and IUL contracts	(2,943)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(4,934)	$5,712	$5,044
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	7	54	–
Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$418	$5,274	$8,203
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(167)	–
Derivatives designated as hedging instruments	–	167
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	2	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	39	62	–
Non-Qualifying Hedges
Interest rate contracts	(2,113)	–	–
Foreign currency contracts	2	–	–
Equity market contracts	(2,075)	–	–
Commodity contracts	11	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	106
Embedded derivatives:
Reinsurance-related	1,259	–	–
RILA, fixed indexed annuity and IUL contracts	1,760	–	–

As of December 31, 2024, $65 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2024 and 2023, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2024 and 2023, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2024, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we and LLANY have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2024 or 2023.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2024		As of December 31, 2023
S&P Credit Rating of Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
AA-	$4,006	$(2)	$2,330	$(63)
A+	2,354	(89)	2,422	(125)
A	47	–	82	–
A-	632	–	273	–
Total cash collateral	$7,039	$(91)	$5,107	$(188)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$13,299	$2,698	$15,997
Gross amounts offset	(3,787)	–	(3,787)
Net amount of assets	9,512	2,698	12,210
Gross amounts not offset:
Cash collateral	(7,039)	–	(7,039)
Non-cash collateral (1)	(2,473)	–	(2,473)
Net amount	–	2,698	2,698

Financial Liabilities
Gross amount of recognized liabilities	608	12,449	13,057
Gross amounts offset	(432)	–	(432)
Net amount of liabilities	176	12,449	12,625
Gross amounts not offset:
Cash collateral	(91)	–	(91)
Non-cash collateral (2)	(85)	–	(85)
Net amount	$–	$12,449	$12,449

(1) Excludes excess non-cash collateral received of $791 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $29 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$10,714	$1,433	$12,147
Gross amounts offset	(4,409)	–	(4,409)
Net amount of assets	6,305	1,433	7,738
Gross amounts not offset:
Cash collateral	(5,107)	–	(5,107)
Non-cash collateral (1)	(1,198)	–	(1,198)
Net amount	–	1,433	1,433

Financial Liabilities
Gross amount of recognized liabilities	968	9,077	10,045
Gross amounts offset	(612)	–	(612)
Net amount of liabilities	356	9,077	9,433
Gross amounts not offset:
Cash collateral	(188)	–	(188)
Non-cash collateral (2)	(168)	–	(168)
Net amount	$–	$9,077	$9,077

(1) Excludes excess non-cash collateral received of $1.3 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of 81 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

6. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
DAC, VOBA and DSI
Variable Annuities	$4,104	$4,025
Fixed Annuities	423	456
Traditional Life	1,329	1,374
UL and Other	6,146	6,139
Group Protection	136	154
Retirement Plan Services	288	270
Total DAC, VOBA and DSI	$12,426	$12,418

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
DFEL
Variable Annuities	$293	$300
UL and Other (1)	6,406	5,579
Other Operations (2)	51	44
Total DFEL	$6,750	$5,923

(1) We reported $2.4 billion and $2.3 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2024 and 2023, respectively.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $51 million and $44 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2024 and 2023, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,868	$421	$1,332	$5,709	$154	$244
Business acquired (sold) through
reinsurance	–	–	–	(73)	(38)	–
Deferrals	454	44	107	420	134	21
Amortization	(363)	(72)	(145)	(302)	(114)	(19)
Balance as of end-of-year	$3,959	$393	$1,294	$5,754	$136	$246

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,880	$439	$1,286	$5,518	$141	$241
Deferrals	361	50	188	482	113	21
Amortization	(373)	(68)	(142)	(291)	(100)	(18)
Balance as of end-of-year	$3,868	$421	$1,332	$5,709	$154	$244

DAC amortization expense of $1.0 billion, $992 million and $969 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2024
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$15	$42	$402
Deferrals	–	–	2
Amortization	(2)	(7)	(38)
Balance as of end-of-year	$13	$35	$366

	For the Year Ended December 31, 2023
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$17	$50	$454
Business acquired (sold)
through reinsurance	–	–	(11)
Deferrals	–	–	2
Amortization	(2)	(8)	(43)
Balance as of end-of-year	$15	$42	$402

VOBA amortization expense of $47 million, $53 million and $59 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2024, was as follows:

2025	$37
2026	33
2027	29
2028	24
2029	21

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$157	$20	$28	$26
Deferrals	2	–	1	17
Amortization	(14)	(3)	(3)	(1)
Balance as of end-of-year	$145	$17	$26	$42

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$167	$23	$30	$17
Deferrals	5	–	–	10
Amortization	(15)	(3)	(2)	(1)
Balance as of end-of-year	$157	$20	$28	$26

DSI amortization expense of $21 million, $21 million and $23 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$300	$5,579	$310	$4,766
Deferrals	19	1,114	19	1,074
Amortization	(26)	(287)	(29)	(261)
Balance as of end-of-year	293	6,406	300	5,579
Less: reinsurance recoverables	–	2,436	–	2,252
Balance as of end-of-year, net of reinsurance	$293	$3,970	$300	$3,327

DFEL amortization of $313 million, $290 million and $259 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

7. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2024	2023	2022
Direct insurance premiums and fee income	$14,052	$13,661	$13,479
Reinsurance assumed	90	91	102
Reinsurance ceded (1)	(7,790)	(5,168)	(2,374)
Total insurance premiums and fee income	$6,352	$8,584	$11,207

Direct insurance benefits	$10,845	$10,178	$10,266
Reinsurance ceded (1)	(8,745)	(5,150)	(2,063)
Total benefits	$2,100	$5,028	$8,203

Direct market risk benefit (gain) loss	$(2,819)	$(2,309)	$(3,517)
Reinsurance ceded	1,881	1,174	3,814
Total market risk benefit (gain) loss	$(938)	$(1,135)	$296

Direct policyholder liability remeasurement (gain) loss	$35	$(234)	$3,284
Reinsurance ceded	(55)	67	(839)
Total policyholder liability remeasurement (gain) loss	$(20)	$(167)	$2,445

(1) Includes impacts related to the 2024 and fourth quarter 2023 reinsurance transactions.

We and LLANY cede insurance to other companies. The portion of our annuity and life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2024, the policy for our reinsurance program was to retain no more than $20 million on a single insured life, with the retention on most policies being significantly below that. As the amount we retain varies by policy, we reinsured 25 of the mortality risk on newly issued life insurance contracts in 2024.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Significant reinsurance agreements are discussed below.

LPINE

In 2024, we entered into a reinsurance agreement with Lincoln Pinehurst Reinsurance Company (Bermuda) Limited (“LPINE”), an affiliated reinsurer, to reinsure certain blocks of in-force group protection and fixed annuity products.

This agreement is structured as coinsurance with funds withheld. As significant insurance risk was transferred for the group protection block, amounts recoverable from LPINE were $3.7 billion as of December 31, 2024. We reported a deferred loss of $14 million as of December 31, 2024. Fixed annuities are not life-contingent and do not contain significant insurance risk; therefore, we reported deposit assets of $7.9 billion as of December 31, 2024. In this coinsurance with funds withheld reinsurance agreement, we as the ceding company withhold, and therefore retain, the assets backing the reserves and deposit assets.

We held investments with a carrying value of $11.5 billion in support of reserves associated with the LPINE transaction in a funds withheld arrangement as of December 31, 2024, which consisted of the following (in millions):

Fixed maturity AFS securities	$9,287
Mortgage loans on real estate	1,941
Derivative instruments	190
Accrued investment income	97
Total	$11,515

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. Effective October 1, 2023, we entered into an agreement with LNBAR that is structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $14.2 billion and $13.2 billion as of December 31, 2024 and 2023, respectively. We reported a deferred gain on the transaction of $4.1 billion and $4.2 billion as of December 31, 2024 and 2023, respectively. We amortized $159 million and $14 million of the deferred gain during 2024 and 2023, respectively. We held other investments and cash and invested cash with a carrying value of $1.4 billion and $871 million as of December 31, 2024 and 2023, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $12.2 billion and $13.0 billion as of December 31, 2024 and 2023, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Re, an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2024.

The agreement between us and Fortitude Re is structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.6 billion and $10.5 billion as of December 31, 2024 and 2023, respectively. We reported a deferred loss on the transaction of $2.6 billion and $2.7 billion as of December 31, 2024 and 2023, respectively. We amortized $90 million and $11 million of the deferred loss during 2024 and 2023, respectively. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we reported deposit assets for these contracts of $3.0 billion and $4.2 billion as of December 31, 2024 and 2023, respectively.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.9 billion and $5.0 billion as of December 31, 2024 and 2023, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.8 billion as of December 31, 2024 and 2023.

Commonwealth

Effective January 15, 2020, we entered into a coinsurance agreement with Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to reinsure fixed annuity products, which resulted in a net deposit asset of $9.5 billion and $6.2 billion as of December 31, 2024 and 2023, respectively. Commonwealth has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $9.0 billion and $5.9 billion as of December 31, 2024 and 2023, respectively.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $8.4 billion and $9.1 billion as of December 31, 2024 and 2023, respectively. Protective has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $9.9 billion and $10.5 billion as of December 31, 2024 and 2023, respectively.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $2.1 billion and $2.7 billion as of December 31, 2024 and 2023, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2024	2023
Fixed maturity AFS securities	$142	$177
Trading securities	1,385	1,556
Equity securities	42	58
Mortgage loans on real estate	232	288
Derivative investments	46	43
Other investments	54	41
Cash and invested cash	147	582
Accrued investment income	18	23
Other assets	1	6
Total	$2,067	$2,774

The portfolio was supported by $61 million of over-collateralization and a $63 million LOC as of December 31, 2024. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $26 million, $33 million and $25 million of the gain during 2024, 2023 and 2022, respectively.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.3 billion and $1.6 billion as of December 31, 2024 and 2023, respectively. Swiss Re has funded a trust, with a balance of $617 million and $656 million as of December 31, 2024 and 2023, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $95 million and $76 million as of December 31, 2024 and 2023, respectively.

8. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.
2024 and 2023 Analysis

As of October 1, 2024 and 2023, we performed our annual quantitative goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value.

2022 Analysis

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit.
As of October 1, 2022, we performed our annual quantitative goodwill impairment test for our other reporting units, and, as of such date, the fair value was in excess of the carrying value for each of the Annuities, Group Protection and Retirement Plan Services reporting units.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2024		As of December 31, 2023
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$75	$100	$71
Group Protection:
VOCRA	576	175	576	145
VODA	31	15	31	12
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$265	$712	$228

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2024, was as follows:

2025	$37
2026	37
2027	37
2028	37
2029	35
Thereafter	259

9. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2024			As of December 31, 2023
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$4,737	$933	$(3,804)	$3,763	$1,583	$(2,180)
Fixed Annuities	78	110	32	96	128	32
Retirement Plan Services	45	3	(42)	35	5	(30)
Total MRBs	$4,860	$1,046	$(3,814)	$3,894	$1,716	$(2,178)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(2,180)	$32	$(30)	$(662)	$(45)	$(22)
Less: Effect of cumulative changes in
non-performance risk	(1,299)	(58)	(4)	(2,173)	(40)	(2)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(881)	90	(26)	1,511	(5)	(20)
Issuances	6	–	–	8	–	–
Attributed fees collected	1,520	31	8	1,497	32	6
Benefit payments	(34)	–	–	(64)	–	–
Effect of changes in interest rates	(1,918)	(70)	(18)	(110)	(24)	5
Effect of changes in equity markets	(2,277)	(16)	(8)	(3,167)	(12)	(13)
Effect of changes in equity index volatility	(88)	(5)	–	(593)	9	(3)
In-force updates and other changes in MRBs (1)	213	6	8	136	5	1
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	7	11	–	(33)	70	–
Effect of changes in other future expected
assumptions (2)	(199)	18	(6)	(66)	15	(2)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(3,651)	65	(42)	(881)	90	(26)
Effect of cumulative changes in
non-performance risk	(153)	(33)	–	(1,299)	(58)	(4)
Balance as of end-of-year	(3,804)	32	(42)	(2,180)	32	(30)
Less: ceded MRB assets (liabilities)	(2,736)	–	(13)	(870)	–	(5)
Balance as of end-of-year, net of reinsurance	$(1,068)	$32	$(29)	$(1,310)	$32	$(25)

Weighted-average age of policyholders (years)	73	70	63	72	68	63
Net amount at risk (3)	$1,962	$240	$3	$3,031	$203	$4

(1)    Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2)    Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)    Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions. For the year ended December 31, 2024, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to policyholder GLB utilization assumptions. Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality and policyholder lapse behavior assumptions. For the year ended December 31, 2023, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder GLB utilization and lapse behavior assumptions. Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 14 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

10. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2024	2023
Mutual funds and collective investment trusts	$167,759	$157,578
Exchange-traded funds	336	350
Fixed maturity AFS securities	161	167
Cash and invested cash	12	25
Other investments	170	137
Total separate account assets	$168,438	$158,257

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$117,998	$113,356
UL and Other	28,841	25,150
Retirement Plan Services	21,541	19,699
Other Operations (1)	58	52
Total separate account liabilities	$168,438	$158,257

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($49 million and $46 million as of December 31, 2024 and December 31, 2023, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$113,356	$25,150	$19,699	$105,573	$20,920	$16,996
Gross deposits	4,765	1,483	2,302	2,982	1,630	2,222
Withdrawals	(14,074)	(477)	(3,378)	(10,177)	(313)	(2,527)
Policyholder assessments	(2,639)	(995)	(182)	(2,510)	(964)	(163)
Change in market performance	15,548	3,876	3,072	16,870	3,973	3,221
Net transfers from (to) general account	1,042	(196)	28	618	(96)	(50)
Balance as of end-of-year	$117,998	$28,841	$21,541	$113,356	$25,150	$19,699

Cash surrender value	$116,612	$26,435	$21,526	$111,928	$22,760	$19,684

11. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$35,267	$29,141
Fixed Annuities	25,941	25,330
UL and Other	36,242	36,784
Retirement Plan Services	23,619	23,784
Other (1)	4,749	5,277
Total policyholder account balances	$125,818	$120,316

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($4.4 billion and $4.9 billion as of December 31, 2024 and December 31, 2023, respectively) that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$29,141	$25,330	$36,784	$23,784
Gross deposits	4,756	4,226	3,605	3,407
Withdrawals	(1,321)	(4,825)	(1,438)	(4,495)
Policyholder assessments	(1)	(61)	(4,480)	(14)
Net transfers from (to) separate account	(477)	–	196	251
Interest credited	695	802	1,459	686
Change in fair value of embedded derivative
instruments and other	2,474	469	116	–
Balance as of end-of-year	$35,267	$25,941	$36,242	$23,619

Weighted-average crediting rate	2.1%	3.1%	4.0%	2.9%
Net amount at risk (1)(2)	$1,962	$240	$295,984	$3
Cash surrender value	34,018	24,845	31,992	23,586

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$22,184	$23,338	$37,258	$25,138
Gross deposits	4,709	5,130	3,739	2,776
Withdrawals	(742)	(3,926)	(1,430)	(4,494)
Policyholder assessments	(1)	(56)	(4,464)	(14)
Net transfers from (to) separate account	(427)	–	97	(295)
Interest credited	548	642	1,463	673
Change in fair value of embedded derivative
instruments and other	2,870	202	121	–
Balance as of end-of-year	$29,141	$25,330	$36,784	$23,784

Weighted-average crediting rate	2.1%	2.7%	4.0%	2.7%
Net amount at risk (1)(2)	$3,031	$203	$300,994	$4
Cash surrender value	27,975	24,324	32,585	23,765

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	3	–	–	–	7	10
2.01% - 3.00%	511	–	–	–	–	511
3.01% - 4.00%	1,231	–	–	–	–	1,231
4.01% and above	8	–	–	–	–	8
Other (1)	–	–	–	–	–	33,507
Total	$1,753	$–	$–	$–	$7	$35,267

Fixed Annuities
Up to 1.00%	$298	$801	$540	$255	$2,319	$4,213
1.01% - 2.00%	235	174	150	218	4,728	5,505
2.01% - 3.00%	1,570	27	1	2	37	1,637
3.01% - 4.00%	1,518	–	–	–	–	1,518
4.01% and above	170	–	–	–	–	170
Other (1)	–	–	–	–	–	12,898
Total	$3,791	$1,002	$691	$475	$7,084	$25,941

UL and Other
Up to 1.00%	$264	$–	$226	$122	$486	$1,098
1.01% - 2.00%	543	–	–	–	2,974	3,517
2.01% - 3.00%	6,600	10	151	–	–	6,761
3.01% - 4.00%	14,725	–	1	–	–	14,726
4.01% and above	3,564	–	–	–	–	3,564
Other (1)	–	–	–	–	–	6,576
Total	$25,696	$10	$378	$122	$3,460	$36,242

Retirement Plan Services
Up to 1.00%	$524	$305	$735	$3,332	$5,551	$10,447
1.01% - 2.00%	470	1,001	1,890	942	588	4,891
2.01% - 3.00%	2,195	28	85	1	–	2,309
3.01% - 4.00%	4,272	111	8	12	–	4,403
4.01% and above	1,569	–	–	–	–	1,569
Total	$9,030	$1,445	$2,718	$4,287	$6,139	$23,619

	As of December 31, 2023
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	7	12
2.01% - 3.00%	576	–	–	–	–	576
3.01% - 4.00%	1,370	–	–	–	–	1,370
4.01% and above	10	–	–	–	–	10
Other (1)	–	–	–	–	–	27,173
Total	$1,961	$–	$–	$–	$7	$29,141

Fixed Annuities
Up to 1.00%	$696	$511	$546	$505	$2,429	$4,687
1.01% - 2.00%	426	97	235	527	3,081	4,366
2.01% - 3.00%	1,805	35	6	–	18	1,864
3.01% - 4.00%	903	–	–	–	–	903
4.01% and above	180	–	–	–	–	180
Other (1)	–	–	–	–	–	13,330
Total	$4,010	$643	$787	$1,032	$5,528	$25,330

UL and Other
Up to 1.00%	$275	$–	$195	$121	$352	$943
1.01% - 2.00%	557	–	–	–	3,125	3,682
2.01% - 3.00%	6,925	11	148	–	–	7,084
3.01% - 4.00%	15,202	–	1	–	–	15,203
4.01% and above	3,730	–	–	–	–	3,730
Other (1)	–	–	–	–	–	6,142
Total	$26,689	$11	$344	$121	$3,477	$36,784

Retirement Plan Services
Up to 1.00%	$452	$569	$744	$4,904	$2,979	$9,648
1.01% - 2.00%	550	2,065	1,575	832	–	5,022
2.01% - 3.00%	2,492	–	–	–	–	2,492
3.01% - 4.00%	5,012	–	–	–	–	5,012
4.01% and above	1,610	–	–	–	–	1,610
Total	$10,116	$2,634	$2,319	$5,736	$2,979	$23,784

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

12. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Payout Annuities (1)	$2,008	$2,084
Traditional Life (1)	3,504	3,553
Group Protection (2)	5,628	5,689
UL and Other (3)	16,663	15,752
Other Operations (4)	8,958	9,753
Other (5)	3,241	3,343
Total future contract benefits	$40,002	$40,174

(1) See LFPB below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.4 billion and $5.6 billion as of December 31, 2024 and 2023, respectively) and Swiss Re ($1.7 billion and $2.1 billion as of December 31, 2024 and 2023, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2024		As of or For the Year Ended December 31, 2023
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$6,084	$–	$5,896
Less: Effect of cumulative changes in discount
rate assumptions	–	(152)	–	(584)
Beginning balance at original discount rate	–	6,236	–	6,480
Effect of changes in cash flow assumptions	–	(3)	–	(5)
Effect of actual variances from expected experience	–	(45)	–	(275)
Adjusted balance as of beginning-of-year	–	6,188	–	6,200
Issuances	–	361	–	580
Interest accrual	–	245	–	236
Net premiums collected	–	(766)	–	(784)
Flooring impact of LFPB	–	–	–	4
Ending balance at original discount rate	–	6,028	–	6,236
Effect of cumulative changes in discount rate assumptions	–	(277)	–	(152)
Balance as of end-of-year	$–	$5,751	$–	$6,084

Present Value of Expected LFPB
Balance as of beginning-of-year	$2,084	$9,637	$2,003	$9,086
Less: Effect of cumulative changes in discount
rate assumptions	(187)	(202)	(263)	(793)
Beginning balance at original discount rate (1)	2,271	9,839	2,266	9,879
Effect of changes in cash flow assumptions	–	(105)	–	(21)
Effect of actual variances from expected experience	3	(68)	1	(305)
Adjusted balance as of beginning-of-year	2,274	9,666	2,267	9,553
Issuances	102	361	109	580
Interest accrual	87	380	86	364
Benefit payments	(204)	(706)	(191)	(658)
Ending balance at original discount rate (1)	2,259	9,701	2,271	9,839
Effect of cumulative changes in discount rate assumptions	(251)	(446)	(187)	(202)
Balance as of end-of-year	$2,008	$9,255	$2,084	$9,637

Net balance as of end-of-year	$2,008	$3,504	$2,084	$3,553
Less: reinsurance recoverables	1,488	217	1,627	255
Net balance as of end-of-year, net of reinsurance	$520	$3,287	$457	$3,298

Weighted-average duration of future policyholder
benefit liability (years)	9	9	9	10

(1) Includes deferred profit liability within Payout Annuities of $62 million, $56 million and $38 million as of December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

For the year ended December 31, 2024, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder behavior assumptions. For the year ended December 31, 2024, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

For the year ended December 31, 2023, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review. For the year ended December 31, 2023, Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder lapse behavior assumptions. For the year ended December 31, 2023, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,427	2,008	3,481	2,084
Traditional Life
Expected future gross premiums	13,498	9,075	13,406	9,341
Expected future benefit payments (1)	13,857	9,255	13,404	9,637

(1) We refined the process for calculating undiscounted expected future benefit payments during 2024, which, if applied to 2023, would increase the prior year reported number by $697 million.

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Payout Annuities
Gross premiums	$108	$116	$133
Interest accretion	87	86	84
Traditional Life
Gross premiums	1,189	1,183	1,136
Interest accretion	135	128	117
The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Payout Annuities
Interest accretion rate	4.0%	3.9%
Current discount rate	5.4%	4.9%
Traditional Life
Interest accretion rate	4.9%	5.0%
Current discount rate	5.1%	4.7%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$5,689	$5,462
Less: Effect of cumulative changes in discount
rate assumptions	(490)	(597)
Beginning balance at original discount rate	6,179	6,059
Effect of changes in cash flow assumptions	(2)	(27)
Effect of actual variances from expected
experience	(345)	(261)
Adjusted beginning-of-year balance	5,832	5,771
New incidence	1,641	1,702
Interest	181	159
Benefit payments	(1,476)	(1,453)
Ending balance at original discount rate	6,178	6,179
Effect of cumulative changes in discount
rate assumptions	(550)	(490)
Balance as of end-of-year	5,628	5,689
Less: reinsurance recoverables (1)	3,771	123
Balance as of end-of-year, net of reinsurance	$1,857	$5,566

Weighted-average duration of liability for future
claims (years)	5	5

(1) Increase in reinsurance recoverables driven by the 2024 reinsurance transaction. See Note 7 for additional information.

For the year ended December 31, 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review. For the year ended December 31, 2024, we experienced more favorable reported incidence and claim terminations than assumed.

For the year ended December 31, 2023, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to long-term disability and life waiver claim termination rate assumptions, partially offset by unfavorable impacts from updates to long-term disability social security offset assumptions. For the year ended December 31, 2023, we experienced more favorable reported incidence and claim terminations than assumed.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,368	$5,628	$7,250	$5,689

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Group Protection
Gross premiums	$3,563	$3,549	$3,393
Interest accretion	181	159	141

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Group Protection
Interest accretion rate	3.3%	3.0%
Current discount rate	5.1%	4.7%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$15,752	$14,777
Less: Effect of cumulative changes in shadow
balance in AOCI	(853)	(905)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	16,605	15,682
Effect of changes in cash flow assumptions	207	165
Effect of actual variances from expected
experience	288	(77)
Adjusted beginning-of-year balance	17,100	15,770
Interest accrual	841	765
Net assessments collected	1,288	658
Benefit payments	(1,051)	(588)
Balance as of end-of-year, excluding
shadow balance in AOCI	18,178	16,605
Effect of cumulative changes in shadow
balance in AOCI	(1,515)	(853)
Balance as of end-of-year	16,663	15,752
Less: reinsurance recoverables	10,748	9,505
Balance as of end-of-year, net of reinsurance	$5,915	$6,247

Weighted-average duration of additional liabilities
for other insurance benefits (years)	16	17

For the year ended December 31, 2024, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review for updates to policyholder behavior and mortality assumptions that were partially offset by updates to capital market assumptions. For the year ended December 31, 2024, we had unfavorable actual mortality experience compared to expected on reinsured and retained business.

For the year ended December 31, 2023, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder lapse behavior assumptions, partially offset by a favorable impact from updates to interest rate assumptions. For the year ended December 31, 2023, we did not have any significantly different actual experience compared to expected.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
UL and Other
Gross assessments	$3,093	$1,221	$2,818
Interest accretion	841	765	626

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
UL and Other
Interest accretion rate	5.4%	5.3%

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2024	2023
Short-Term Debt
Current maturities of long-term debt (1)	$–	$50
Short-term debt (2)	24	790
Total short-term debt	$24	$840

Long-Term Debt, Excluding Current Portion
6.03% surplus note, due 2028 (1)(3)	$750	$750
6.56% surplus note, due 2028 (1)(3)	500	500
SOFR + 111 bps surplus note, due 2028 (1)(4)	71	71
SOFR + 226 bps surplus note, due 2028 (5)	522	544
SOFR + 200 bps surplus note, due 2035 (1)(4)	30	30
SOFR + 155 bps surplus note, due 2037 (1)(4)	25	25
4.20% surplus note, due 2037 (1)(4)	50	50
SOFR + 100 bps surplus note, due 2037 (1)(4)	154	154
4.225% surplus note, due 2037 (1)(4)	28	28
4.00% surplus note, due 2037 (1)(4)	30	30
4.50% surplus note, due 2038 (1)(4)	13	13
Total long-term debt	$2,173	$2,195

(1) Surplus note issued to LNC.
(2) The short-term debt represents short-term notes payable to LNC related to the cash management agreement.
(3) Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds the surplus as of the date of note issuance, and subject to approval by the Commissioner.
(4) Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.
(5) Surplus note issued to a wholly owned subsidiary of LNC.

Effective July 1, 2023, we transitioned from LIBOR to Secured Overnight Financing Rate (“SOFR”) as the reference rate for our variable-rate debt.

Future principal payments due on long-term debt (in millions) as of December 31, 2024, were as follows:

2025	$–
2026	–
2027	–
2028	1,843
2029	–
Thereafter	330
Total	$2,173

Credit Facilities

Credit facilities, which allow for borrowing or issuances of LOCs, (in millions) were as follows:

		As of December 31, 2024
	Expiration Date	Maximum Available	LOCs Issued
Credit Facilities
Five-year revolving credit facility (1)	December 21, 2028	$2,000	$250
LOC facility (2)	August 26, 2031	965	895
LOC facility (2)	October 1, 2031	827	827
Total		$3,792	$1,972

(1) LOCs issued represents LOCs issued by LNC and its subsidiaries. LNL and its subsidiaries had 3 million of LOCs issued as of December 31, 2024. The LOCs of which LNL and its subsidiaries are the beneficiary aggregated to $236 million as of December 31, 2024.
(2) Our wholly owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements where LNL is the beneficiary.

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2024, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2024, we were in compliance with all such covenants.

14. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$54,808	$7,025	$61,833
U.S. government bonds	370	20	–	390
State and municipal bonds	–	2,148	–	2,148
Foreign government bonds	–	233	–	233
RMBS	–	1,691	12	1,703
CMBS	–	1,575	8	1,583
ABS	–	11,670	2,099	13,769
Hybrid and redeemable preferred securities	47	122	72	241
Trading securities	–	1,740	265	2,005
Equity securities	–	260	34	294
Mortgage loans on real estate	–	–	232	232
Derivative investments (1)	–	13,728	3	13,731
Other investments – short-term investments	–	369	23	392
MRB assets	–	–	4,860	4,860
Other assets:
Ceded MRBs	–	–	14	14
Indexed annuity ceded embedded derivatives	–	–	1,970	1,970
LPR ceded derivative	–	–	190	190
Separate account assets	391	168,047	–	168,438
Total assets	$808	$256,411	$16,807	$274,026

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(12,449)	$(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	787	(59)	728
MRB liabilities	–	–	(1,046)	(1,046)
Other liabilities:
Ceded MRBs	–	–	(2,763)	(2,763)
Derivative liabilities (1)	–	(4,256)	(139)	(4,395)
Total liabilities	$–	$(3,469)	$(16,456)	$(19,925)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$57,397	$6,469	$63,866
U.S. government bonds	373	20	–	393
State and municipal bonds	–	2,537	5	2,542
Foreign government bonds	–	278	–	278
RMBS	–	1,589	13	1,602
CMBS	–	1,336	8	1,344
ABS	–	10,559	1,484	12,043
Hybrid and redeemable preferred securities	46	138	48	232
Trading securities	–	2,037	284	2,321
Equity securities	1	263	42	306
Mortgage loans on real estate	–	–	288	288
Derivative investments (1)	–	10,705	622	11,327
Other investments – short-term investments	–	233	–	233
MRB assets	–	–	3,894	3,894
Other assets:
Ceded MRBs	–	–	274	274
Indexed annuity ceded embedded derivatives	–	–	940	940
LPR ceded derivative	–	–	206	206
Separate account assets	402	157,855	–	158,257
Total assets	$822	$244,947	$14,577	$260,346

Liabilities
Policyholder account balances – RILA,
fixed annuity and IUL contracts	$–	$–	$(9,077)	$(9,077)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	493	–	493
MRB liabilities	–	–	(1,716)	(1,716)
Other liabilities:
Ceded MRBs	–	–	(1,149)	(1,149)
Derivative liabilities (1)	–	(4,792)	(586)	(5,378)
Total liabilities	$–	$(4,299)	$(12,528)	$(16,827)

(1) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 9.

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,469	$(3)	$(9)	$702	$(134)	$7,025
State and municipal bonds	5	–	–	–	(5)	–
RMBS	13	–	(2)	6	(5)	12
CMBS	8	–	–	28	(28)	8
ABS	1,484	2	24	1,037	(448)	2,099
Hybrid and redeemable preferred
securities	48	–	3	12	9	72
Trading securities	284	1	–	(20)	–	265
Equity securities	42	(4)	–	–	(4)	34
Mortgage loans on real estate	288	9	1	(66)	–	232
Other investments	–	–	–	13	10	23
Other assets:
Ceded MRBs (3)	274	(260)	–	–	–	14
Indexed annuity ceded embedded
derivatives (4)	940	227	–	803	–	1,970
LPR ceded derivative (5)	206	(16)	–	–	–	190
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(9,077)	(3,059)	–	(313)	–	(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	–	(59)	–	–	–	(59)
Other liabilities:
Ceded MRBs (3)	(1,149)	(1,614)	–	–	–	(2,763)
Derivative liabilities	36	(124)	–	3	(51)	(136)
Total, net	$(129)	$(4,900)	$17	$2,205	$(656)	$(3,463)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,186	$(17)	$28	$1,284	$(12)	$6,469
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	7	13
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(375)	1,484
Hybrid and redeemable preferred
securities	49	–	(2)	(2)	3	48
Trading securities	581	17	–	(313)	(1)	284
Equity securities	153	(19)	–	(98)	6	42
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
Total, net	$3,859	$(4,405)	$44	$702	$(329)	$(129)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$8,801	$1	$(1,542)	$592	$(2,666)	$5,186
State and municipal bonds	–	–	(1)	–	36	35
Foreign government bonds	41	–	(6)	(30)	(5)	–
RMBS	3	–	1	21	(24)	1
CMBS	–	–	–	17	(17)	–
ABS	870	–	(113)	676	(316)	1,117
Hybrid and redeemable preferred
securities	90	(4)	(21)	(12)	(4)	49
Trading securities	828	(80)	–	(152)	(15)	581
Equity securities	91	52	–	25	(15)	153
Mortgage loans on real estate	739	(20)	(5)	(227)	–	487
Derivative investments	21	2	(6)	–	(15)	2
Other assets:
Ceded MRBs (3)	4,114	(3,574)	–	–	–	540
Indexed annuity ceded embedded
derivatives (4)	528	(215)	–	212	–	525
LPR ceded derivative (5)	318	(106)	–	–	–	212
Liabilities
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives (4)	(6,131)	1,975	–	(627)	–	(4,783)
Other liabilities – ceded MRBs (3)	(17)	(229)	–	–	–	(246)
Total, net	$10,296	$(2,198)	$(1,693)	$495	$(3,041)	$3,859
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,649	$(365)	$(2)	$(579)	$(1)	$702
RMBS	6	–	–	–	–	6
CMBS	28	–	–	–	–	28
ABS	1,495	(82)	–	(319)	(57)	1,037
Hybrid and redeemable preferred
securities	16	–	–	–	(4)	12
Trading securities	5	(2)	–	(23)	–	(20)
Equity securities	1	(1)	–	–	–	–
Mortgage loans on real estate	1	(31)	(29)	(7)	–	(66)
Other investments	16	–	(3)	–	–	13
Other assets – indexed annuity ceded
embedded derivatives	134	–	–	669	–	803
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,137)	–	–	824	–	(313)
Other liabilities – derivative liabilities	4	–	(1)	–	–	3
Total, net	$2,218	$(481)	$(35)	$565	$(62)	$2,205

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,035	$(334)	$(34)	$(372)	$(11)	$1,284
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)
Total, net	$2,327	$(696)	$(37)	$(873)	$(19)	$702

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,335	$(398)	$(81)	$(231)	$(33)	$592
Foreign government bonds	–	–	(30)	–	–	(30)
RMBS	21	–	–	–	–	21
CMBS	17	–	–	–	–	17
ABS	918	–	–	(235)	(7)	676
Hybrid and redeemable preferred
securities	–	–	–	–	(12)	(12)
Trading securities	287	(229)	–	(210)	–	(152)
Equity securities	34	(9)	–	–	–	25
Mortgage loans on real estate	15	–	–	(242)	–	(227)
Other assets – indexed annuity ceded
embedded derivatives	124	–	–	88	–	212
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives	(710)	–	–	83	–	(627)
Total, net	$2,041	$(636)	$(111)	$(747)	$(52)	$495

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Trading securities (1)	$–	$8	$(81)
Equity securities (1)	(2)	(16)	54
Mortgage loans on real estate (1)	–	(8)	(20)
Derivative investments (1)	(121)	1	2
MRBs (2)	904	1,071	(359)
Other assets – LPR ceded derivative (3)	(16)	(6)	(106)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (1)	(59)	–	–
Embedded derivatives - indexed annuity
and IUL contracts (1)	1,061	(20)	(95)
Total, net	$1,767	$1,030	$(605)
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Fixed maturity AFS securities:
Corporate bonds	$(30)	$7	$(1,553)
State and municipal bonds	–	3	(1)
Foreign government bonds	–	–	(7)
ABS	(3)	3	(115)
Hybrid and redeemable preferred
securities	2	(1)	(21)
Mortgage loans on real estate	2	4	(5)
Total, net	$(29)	$16	$(1,702)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$19	$(153)	$(134)
State and municipal bonds	–	(5)	(5)
RMBS	–	(5)	(5)
CMBS	–	(28)	(28)
ABS	49	(497)	(448)
Hybrid and redeemable preferred securities	9	–	9
Equity securities	–	(4)	(4)
Other investments	10	–	10
Other liabilities – derivative liabilities	–	(51)	(51)
Total, net	$87	$(743)	$(656)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$194	$(206)	$(12)
RMBS	12	(5)	7
CMBS	12	–	12
ABS	2	(377)	(375)
Hybrid and redeemable preferred securities	16	(13)	3
Trading securities	6	(7)	(1)
Equity securities	6	–	6
Derivative investments	31	–	31
Total, net	$279	$(608)	$(329)

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$296	$(2,962)	$(2,666)
State and municipal bonds	36	–	36
Foreign government bonds	–	(5)	(5)
RMBS	–	(24)	(24)
CMBS	–	(17)	(17)
ABS	16	(332)	(316)
Hybrid and redeemable preferred securities	–	(4)	(4)
Trading securities	4	(19)	(15)
Equity securities	–	(15)	(15)
Derivative investments	–	(15)	(15)
Total, net	$352	$(3,393)	$(3,041)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2024, 2023 and 2022, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds and ABS for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. This updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$185	Discounted cash flow	Liquidity/duration adjustment (2)	0%	–	3.1%	1.7%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	–	1.9%	1.9%
ABS	10	Discounted cash flow	Liquidity/duration adjustment (2)	1.3%	–	1.3%	1.3%
Hybrid and redeemable
preferred securities	19	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.9%	1.8%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,860
Other assets:
Ceded MRBs	14	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	92%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	14.50%
Indexed annuity
ceded embedded
derivatives	1,970	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	190	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.40%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(12,402)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,046)
Other liabilities – ceded
MRBs	(2,763)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	92%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	14.50%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$183	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	–	3.7%	2.1%
State and municipal
bonds	5	Discounted cash flow	Liquidity/duration adjustment (2)	0.9%	–	2.2%	2.1%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	2.3%	–	2.3%	2.3%
ABS	12	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.8%	1.8%
Hybrid and redeemable
preferred securities	7	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.5%	1.5%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	3,894
Other assets:
Ceded MRBs	274	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%
Indexed annuity
ceded embedded
derivatives	940	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	206	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(9,013)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,716)
Other liabilities – ceded
MRBs	(1,149)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%

(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.

(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

The embedded derivative liability associated with Fortitude Re was excluded from the above table. As discussed in Note 7, this embedded derivative liability was created through a coinsurance with funds withheld reinsurance agreement where the investments supporting the reinsurance agreement were withheld and continue to be reported on the Consolidated Balance Sheets. This reinsurance-related embedded derivative is valued as a total return swap with reference to the fair value of the investments held by us. Accordingly, the unobservable inputs utilized in the valuation of the reinsurance-related embedded derivative are a component of the investments supporting the reinsurance agreement that are reported on the Consolidated Balance Sheets.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

	As of December 31,
	2024	2023
Fair value	$232	$288
Aggregate contractual principal	263	326

For information on current and past due composition and accruing status for loans where we have elected the fair value option, see Note 3.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$19,523	$–	$19,523	$20,940
Other investments	–	1,061	5,211	6,272	6,272
Policy loans	–	2,465	–	2,465	2,465
Cash and invested cash	–	4,505	–	4,505	4,505

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(29,689)	$(29,689)	$(39,137)
Short-term debt	–	(24)	–	(24)	(24)
Long-term debt	–	(2,164)	–	(2,164)	(2,173)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(27,538)	(27,538)	(27,538)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$17,330	$–	$17,330	$18,873
Other investments	–	634	4,123	4,757	4,757
Policy loans	–	2,463	–	2,463	2,463
Cash and invested cash	–	3,193	–	3,193	3,193

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(30,641)	$(30,641)	$(38,724)
Short-term debt	–	(841)	–	(841)	(840)
Long-term debt	–	(2,125)	–	(2,125)	(2,195)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(14,121)	(14,121)	(14,121)
The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, LTV, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Policyholder Account Balances and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

15. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants, and we participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We also sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents, and we participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. These retirement plans are not material to the Company’s results of operations, financial condition or cash flows for the three years ended December 31, 2024.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $110 million, $114 million and $99 million, for the years ended December 31, 2024, 2023 and 2022, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $39 million, $22 million and $12 million for the years ended December 31, 2024, 2023 and 2022, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2024	2023
Total liabilities (1)	$769	$695
Investments dedicated to fund liabilities (2)	258	233

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

16. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Stock options	$5	$7	$6
Performance shares	7	12	9
RSUs	49	40	33
Total	$61	$59	$48

Recognized tax benefit	$10	$9	$11

17. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, tax authorities and other regulatory bodies regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, securities laws, tax laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2024.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2024, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $150 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a provisional settlement agreement that encompasses policies that are at issue in this case, which also includes all policies at issue in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). As of December 31, 2024, the total provisional settlement amount of $147.5 million, pre-tax, remains accrued.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover.

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, No. 17-cv-02592-GJP (E.D. Pa.) filed on February 1, 2017; Conestoga Trust, et al, v. Lincoln National Corp., et al., No. 18-cv-02379-GJP (E.D. Pa.), filed on June 6, 2018; Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, No. 2:23-cv-2251-GJP (E.D. Pa.), filed on April 20, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on June 12, 2023); and Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, No. 2:24-cv-00053-GJP, filed on November 17, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on January 4, 2024) are consolidated civil actions pending in the Eastern District of Pennsylvania. In each case other than Crayne, plaintiffs purport to own universal life insurance policies or interests in universal life insurance policies originally issued by Jefferson-Pilot (now LNL). In Crayne, plaintiffs purport to own litigation claims concerning universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs in each case allege that LNL (or, in LSH Co. (discussed further below) and Conestoga, LNL and LNC) breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 (or, in Brighton Trustees and LSH Co., in 2016 and 2017). We are vigorously defending these consolidated matters. LSH CO, et al. v. Lincoln National Corp., et al., No. 18-cv-05529-GJP (E.D. Pa.), filed on December 21, 2018, was previously consolidated with the above civil actions. On February 8, 2025, we entered into an agreement with the plaintiffs in LSH Co. in full and final settlement of this matter and this matter is now concluded.

Wells Fargo Bank, N.A, solely in its capacity as securities intermediary v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 25-cv-00152-GJP (E.D. Pa.), is a civil action initially filed on December 4, 2024, in the U.S. District Court for the Northern District of Indiana. On January 9, 2025, this case was transferred to the Eastern District of Pennsylvania. Plaintiff, purporting to act solely in its capacity as securities intermediary for the beneficial owner of universal life insurance policies originally issued by Jefferson-Pilot (now LNL), alleges, among other things, that LNL breached the terms of Plaintiff’s contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 and 2017. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. On August 8, 2024, the U.S. Court of Appeals for the Second Circuit affirmed the District Court’s decision dismissing the case. Plaintiff’s November 6, 2024, deadline by which to file a petition for a writ of certiorari to the Supreme Court has passed. As a result, with the affirmation of the decision dismissing the case, this matter is now concluded.

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Kelly Grink v. Virtua Health and Lincoln National Corporation et al., No. 1:24-cv-09919, is a putative class action filed on October 18, 2024, in the U.S. District Court for the District of New Jersey. On March 7, 2025, Plaintiffs filed an amended complaint which, inter alia, added an additional named plaintiff (Steven Molnar) and additional named defendants, including Lincoln Retirement Services Company, LLC, and [The] Lincoln National Life Insurance Company. Plaintiffs Kelly Grink, Diane Trump and Steven Molnar are participants in Virtua Health’s defined contribution plans. Plaintiffs seek to represent all current and former participants or beneficiaries of Virtua’s 401(k) savings plan and 403(b) retirement program (together, the “Plans”) who invested in the Plans’ fixed annuity option in the six years prior to the filing of this lawsuit. Lincoln offers a fixed annuity investment option to plan participants through its group annuity contract with the Plans. Lincoln also provides recordkeeping and administration services to the Plans. Plaintiffs allege that the Virtua defendants acted in breach of their fiduciary duty including by maintaining the Plans’ investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior alternatives at substantially lower cost. Plaintiffs allege that the Lincoln defendants were at all relevant times fiduciaries to the Plans and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants including the disgorgement of any profits they received as a result of the alleged breaches of fiduciary duty, together with plaintiffs’ attorney’s fees and costs, prejudgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. We are vigorously defending this matter.

Tax Assessment Proceeding

Lincoln National Life Insurance Company v. Township of Radnor, pending in the Court of Common Pleas of Delaware County, Pennsylvania Civil Division, No. 2022-001894, is a de novo appeal filed by LNL on March 21, 2022, regarding a September 30, 2021, Notice of Tax

Assessment issued by the Township of Radnor to LNL for additional business privilege tax (“BPT”) for the years 2014-2019/2020 estimate. The assessment was based on an audit undertaken by a third-party auditor and consultant to the Township of Radnor, following a periodic business review of LNL undertaken by the same individual in 2018. The assessment is comprised of taxes, interest and penalties for the period in question. LNL filed a motion for summary judgment, that was denied by the court. The trial of this matter was held in the fourth quarter of 2024. The court’s ruling remains pending. We are vigorously defending this matter.

Reinsurance Disputes

Certain reinsurers have in the past sought, and may in the future seek, rate increases on certain yearly renewable term agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have in the past initiated, and may in the future initiate, legal proceedings against us.

State Guaranty Fund Assessments

State guaranty associations levy assessments on insurance companies doing business within their jurisdictions to cover policyholder losses from insolvent or impaired insurance companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We accrue the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life & Health Insurance Guaranty Associations and the amount of premiums written in each state. We reported the undiscounted expected state guaranty fund assessment liability within other liabilities on the Consolidated Balance Sheets of $59 million and $28 million as of December 31, 2024 and 2023, respectively. The actual amount of assessments levied against us in connection with insurance company insolvencies may vary from this estimate. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. In addition, we reported the related receivable for expected future state premium tax recoveries within other assets on the Consolidated Balance Sheets of $96 million and $29 million as of December 31, 2024 and 2023, respectively. Premium tax recoveries are expected to be realized based on regulations set forth by the various state taxing authorities. The balance sheet position as of December 31, 2024 and 2023, nets to recoveries of $37 million and $1 million, respectively.

Commitments

Operating Leases

As of December 31, 2024 and 2023, we had operating lease ROU assets of $49 million and $80 million, respectively, and associated lease liabilities of $49 million and $89 million, respectively. The weighted-average discount rate was 3.8% and 3.7%, respectively, and the weighted-average remaining lease term was four years as of December 31, 2024 and 2023. Operating lease expense for the years ended December 31, 2024, 2023 and 2022, was $35 million, $41 million and $45 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to operating leases:

	For the Years Ended December 31,
	2024	2023	2022
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease
liabilities	$31	$41	$47

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations	$2	$–	$6

Our future minimum lease payments (in millions) for operating leases as of December 31, 2024, were as follows:

2025	$18
2026	16
2027	12
2028	8
2029	5
Thereafter	2
Total future minimum lease payments	61
Less: Amount representing interest	12
Present value of minimum lease payments	$49

As of December 31, 2024, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2024 and 2023, we had $511 million and $595 million, respectively, of financing obligations reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2024, were as follows:

2025	$174
2026	226
2027	130
2028	21
2029	12
Thereafter	8
Total future minimum lease payments	571
Less: Amount representing interest	60
Present value of minimum lease payments	$511

Vulnerability from Concentrations

As of December 31, 2024, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 3 and 7, respectively.

18. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain
Other Investments
Balance as of beginning-of-year	$(3,532)	$(8,526)	$9,153
Unrealized holding gains (losses) arising during the year	(1,294)	2,122	(24,475)
Change in foreign currency exchange rate adjustment	(219)	178	(321)
Change in future contract benefits and policyholder account balances, net of reinsurance	1,189	638	2,292
Income tax benefit (expense)	64	(650)	4,815
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(173)	(3,425)	(13)
Income tax benefit (expense)	36	719	3
Balance as of end-of-year	$(3,655)	$(3,532)	$(8,526)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$249	$301	$258
Unrealized holding gains (losses) arising during the year	38	162	(154)
Change in foreign currency exchange rate adjustment	220	(169)	312
Income tax benefit (expense)	(54)	2	(34)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	64	60	103
Income tax benefit (expense)	(13)	(13)	(22)
Balance as of end-of-year	$402	$249	$301
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$1,069	$1,739	$1,951
Adjustment arising during the year	(1,175)	(854)	(267)
Income tax benefit (expense)	251	184	55
Balance as of end-of-year	$145	$1,069	$1,739
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$645	$790	$(1,101)
Adjustment arising during the year	189	(187)	2,406
Income tax benefit (expense)	(39)	42	(515)
Balance as of end-of-year	$795	$645	$790
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(16)	$(17)	$(11)
Adjustment arising during the year	(1)	1	(6)
Balance as of end-of-year	$(17)	$(16)	$(17)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(182)	$(4,014)	$(13)	Realized gain (loss)
Associated change in future contract benefits	9	589	–	Benefits
Reclassification before income
tax benefit (expense)	(173)	(3,425)	(13)	Income (loss) before taxes
Income tax benefit (expense)	36	719	3	Federal income tax expense (benefit)
Reclassification, net of income tax	$(137)	$(2,706)	$(10)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$(3)	$(1)	$2	Net investment income
Foreign currency contracts	59	54	62	Net investment income
Foreign currency contracts	8	7	39	Realized gain (loss)
Reclassifications before income
tax benefit (expense)	64	60	103	Income (loss) before taxes
Income tax benefit (expense)	(13)	(13)	(22)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$51	$47	$81	Net income (loss)
19. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. The accounting policies of the business segments and Other Operations are the same as those described in Note 1. Our business segments and Other Operations reflect the manner by which our CODM views and manages the business. Our CODM is the President. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth for its clients by providing life insurance products, including term insurance, both single (including UL, corporate-owned UL and bank-owned UL) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies. We have in-force blocks of UL and VUL products with lifetime secondary guarantees, but we no longer offer new sales of UL and VUL products with lifetime guarantees.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes the financial results for operations that are not directly related to our business segments and primarily consists of: investments related to our excess capital; corporate investments; interest expense associated with debt; expenses associated with corporate strategic initiatives; expenses associated with benefit plans; the results of certain disability income business; and our run-off Institutional Pension business in the form of group annuity contracts.

Income (loss) from operations is the internal measure used by our CODM that explains the results of our ongoing operations in a manner that allows for a better understanding of the underlying trends by excluding items that are unpredictable and not necessarily indicative of current operating fundamentals or future performance, and, in many instances, decisions regarding these adjustments do not necessarily relate to the operations of the individual business segments. Income (loss) from operations is used by our CODM to evaluate financial performance, to assess the budgeting and forecasting process and to determine future resource allocation. In the third quarter of 2024, we revised our definition of income (loss) from operations to exclude the impact of certain additional items that are not indicative of the ongoing operations of the business and may obscure trends in the underlying performance of the Company. The presentation of prior period income (loss) from operations was recast for such third quarter 2024 revisions to conform to the current period presentation.

Income (loss) from operations is GAAP net income excluding the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, including gains and losses and benefit payments, changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
•Income (loss) from discontinued operations;
•Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; mark-to-market adjustment related to the LNC stock component of deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
•Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

We use our prevailing corporate federal income tax rate of 21% and an estimated state income tax rate, where applicable, net of the impacts related to dividends-received deduction and foreign tax credits and any other permanent differences for events recognized differently in our consolidated financial statements and federal income tax returns.

We do not report total assets by segment because this is not a metric used by the CODM to allocate resources or evaluate segment performance.

The tables below reconcile our internal measure of performance to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss (3)	143	2,732	(785)	–	6	2,096
Interest credited	1,538	909	6	675	32	3,160
Commissions	1,115	442	415	104	–	2,076
General and administrative expenses	495	554	870	340	182	2,441
Interest and debt expense	–	–	–	–	185	185
Other (4)	156	194	153	16	3	522
Total operating expenses	3,447	4,831	659	1,135	408	10,480
Total federal income tax expense (benefit)	172	13	90	20	(49)	246
Total income (loss) from operations	930	144	339	149	(210)	1,352
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax						2,085
Net life insurance product features, pre-tax						(237)
Credit loss-related adjustments, pre-tax						(152)
Investment gains (losses), pre-tax						(311)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (5)						203
GLB rider fees ceded to LNBAR, pre-tax						(933)
Gains (losses) on other non-financial assets -
sale of subsidiaries/businesses, pre-tax (6)						481
Other items, pre-tax (7)(8)(9)(10)						(144)
Income tax benefit (expense) related to
the above pre-tax items						(214)
Total net income (loss)						$2,130

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Group Protection: Reflects day one impacts of the 2024 reinsurance transaction that had no income (loss) from operations impact. See Note 7 for more information.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; broker-dealer expenses before the sale of the wealth management business in the second quarter of 2024; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance. Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs; amortization of deferred loss on business sold through reinsurance and other intangible amortization. Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization; expenses associated with LOCs and amortization of deferred loss on business sold through reinsurance. Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.

Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions. For more information, see Note 7.
(6)    For information on the sale of the wealth management business, see Note 1.
(7)    Includes certain legal accruals of $(18) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries associated with the Bankers Life Insurance Company and Colorado Bankers Life Insurance Company insolvencies (see “State Guaranty Fund Assessments” in Note 17 for more information).
(8)    Includes severance expense related to initiatives to realign the workforce of $(74) million.
(9)    Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(29) million.
(10)    Includes deferred compensation mark-to-market adjustment of $(11) million.

	For the Year Ended December 31, 2023
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss (3)	(1,506)	4,103	3,732	–	(871)	5,458
Interest credited	1,254	1,242	5	665	36	3,202
Commissions	972	577	446	87	–	2,082
General and administrative expenses	469	610	846	341	193	2,459
Interest and debt expense	–	–	–	–	190	190
Other (4)	517	18	155	17	4	711
Total operating expenses	1,706	6,550	5,184	1,110	(448)	14,102
Total federal income tax expense (benefit)	79	(62)	79	25	(76)	45
Total income (loss) from operations	840	(126)	297	155	(254)	912
Reconciliation of total income (loss) from
operations to net income (loss) (5):
Net annuity product features, pre-tax						1,640
Net life insurance product features, pre-tax						187
Credit loss-related adjustments, pre-tax						(74)
Investment gains (losses), pre-tax						(4,080)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						(22)
GLB rider fees ceded to LNBAR, pre-tax						(923)
Other items, pre-tax (6)(7)(8)(9)						(163)
Income tax benefit (expense) related to
the above pre-tax items						735
Total net income (loss)						$(1,788)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Annuities and Other Operations: Reflects the fourth quarter 2023 reinsurance transaction ceding of in-force life-contingent payout fixed annuities and institutional pension business that had no income (loss) from operations impact. See Note 7 for more information on the transaction.
(4)    Other operating expenses include: Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization. Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs. Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    The prior period presentation was recast to conform to the revised definition of income (loss) from operations.
(6)    Includes certain legal accruals of $(120) million primarily attributable to a fourth quarter 2023 accrual related to the settlement of cost of insurance litigation.
(7)    Includes severance expense related to initiatives to realign the workforce of $(7) million.
(8)    Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(34) million.
(9)    Includes deferred compensation mark-to-market adjustment of $(2) million.

	For the Year Ended December 31, 2022
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$4,102	$6,344	$5,303	$1,257	$133	$17,139
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss	252	6,388	3,931	–	69	10,640
Interest credited	896	1,291	5	629	39	2,860
Commissions	1,020	708	394	79	–	2,201
General and administrative expenses	405	552	766	304	212	2,239
Interest and debt expense	–	–	–	–	137	137
Other (3)	453	(118)	156	15	5	511
Total operating expenses	3,026	8,821	5,252	1,027	462	18,588
Total federal income tax expense (benefit)	128	(544)	11	32	(57)	(430)
Total income (loss) from operations	948	(1,933)	40	198	(272)	(1,019)
Reconciliation of total income (loss) from
operations to net income (loss) (4):
Net annuity product features, pre-tax						528
Net life insurance product features, pre-tax						26
Credit loss-related adjustments, pre-tax						(129)
Investment gains (losses), pre-tax						19
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						588
GLB rider fees ceded to LNBAR, pre-tax						(932)
Impairment of intangibles (5)						(634)
Other items, pre-tax (6)(7)						(129)
Income tax benefit (expense) related to
the above pre-tax items						7
Total net income (loss)						$(1,675)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Other operating expenses include: Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization and taxes, licenses and fees.
Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(4)    The prior period presentation was recast to conform to the revised definition of income (loss) from operations.
(5)    See Note 8 for more information.
(6)    Includes certain legal accruals of $(147) million.
(7)    Includes deferred compensation mark-to-market adjustment of $18 million.

The tables below reconcile our total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Revenue adjustments from annuity and life
insurance product features	1,175	(253)	–	–	–	922
Credit loss-related adjustments	(71)	(10)	(4)	(32)	(35)	(152)
Investment gains (losses)	(13)	9	(8)	(70)	(229)	(311)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	104	87	(10)	–	22	203
GLB rider fees ceded to LNBAR	(932)	–	–	(1)	–	(933)
Gains (losses) on other non-financial assets -
sale of subsidiaries/businesses	–	–	–	–	481	481
Total revenues	$4,812	$4,821	$1,066	$1,201	$388	$12,288

(1)    Includes day one impacts pertaining to the 2024 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2023
	Annuities (1)	Life Insurance	Group Protection	Retirement Plan Services	Other Operations (1)	Total
Operating revenues	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Revenue adjustments from annuity and life
insurance product features	509	(411)	–	1	–	99
Credit loss-related adjustments	(14)	(49)	(4)	(1)	(6)	(74)
Investment gains (losses)	(78)	(3,867)	(6)	(35)	(94)	(4,080)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(76)	55	–	–	(1)	(22)
GLB rider fees ceded to LNBAR	(922)	–	–	(1)	–	(923)
Total revenues (1)	$2,044	$2,090	$5,550	$1,254	$(879)	$10,059

(1)    Includes ceded insurance premiums primarily related to the fourth quarter 2023 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2022
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,102	$6,344	$5,303	$1,257	$133	$17,139
Revenue adjustments from annuity and life
insurance product features	838	34	–	–	–	872
Credit loss-related adjustments	(10)	(124)	3	(3)	5	(129)
Investment gains (losses)	(20)	83	(3)	(13)	(28)	19
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	84	508	–	–	(4)	588
GLB rider fees ceded to LNBAR	(931)	–	–	(1)	–	(932)
Total revenues	$4,063	$6,845	$5,303	$1,240	$106	$17,557

Other business segment and Other Operations information (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Net Investment Income
Annuities	$1,820	$1,744	$1,387
Life Insurance	1,852	2,515	2,464
Group Protection	337	336	333
Retirement Plan Services	986	999	966
Other Operations	93	118	124
Total net investment income	$5,088	$5,712	$5,274

20. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities: (1)
Gross gains	$21	$627	$37
Gross losses	(203)	(428)	(50)
Credit loss benefit (expense) (2)	(42)	(21)	(14)
Intent to sell impairments	–	(4,213)	–
Realized gain (loss) on equity securities (3)	18	(6)	12
Credit loss benefit (expense) on mortgage loans on
real estate (2)	(88)	(16)	(3)
Credit loss benefit (expense) on reinsurance-related assets (4)	(20)	(35)	(112)
Realized gain (loss) on the mark-to-market on certain
instruments (5)(6)	(224)	(509)	683
Indexed product derivative results (7)	404	(232)	74
GLB rider fees ceded to LNBAR and attributed fees	(132)	(112)	(168)
Realized gain (loss) on sale of subsidiaries/businesses (8)	481	–	–
Other realized gain (loss)	61	11	(41)
Total realized gain (loss)	$276	$(4,934)	$418

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction. Pursuant to the applicable accounting guidance, the

Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 3 and 7 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $21 million, $8 million and $7 million for the years ended December 31, 2024, 2023 and 2022, respectively.
(4) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(5) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. See Note 7 for additional information.
(6) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $7 million, $(11) million and $(24) million for the years ended December 31, 2024, 2023 and 2022, respectively.
(7) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.
(8) For information on the sale of the wealth management business, see Note 1.

21. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Commissions	$2,076	$2,082	$2,201
General and administrative expenses	2,539	2,580	2,367
DAC and VOBA deferrals, net of amortization	(120)	(171)	(346)
Broker-dealer expenses	160	444	419
Taxes, licenses and fees	370	333	344
Expenses associated with reserve financing and LOCs	67	58	60
Specifically identifiable intangible asset and
other amortization	98	42	49
Transaction and integration costs related to
mergers, acquisitions and divestitures	29	34	–
Total	$5,219	$5,402	$5,094

22. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Current	$(13)	$(255)	$(24)
Deferred	465	(418)	(413)
Federal income tax expense (benefit)	$452	$(673)	$(437)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Income (loss) before taxes	$2,582	$(2,461)	$(2,112)
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	542	(517)	(444)
Effect of:
Tax-preferred investment income (1)	(32)	(126)	(90)
Tax credits	(39)	(40)	(42)
Excess tax expense (benefit) from stock-based compensation	3	3	(1)
Goodwill impairment	–	–	133
Release of uncertain tax positions	(34)	–	–
Other items	12	7	7
Federal income tax expense (benefit)	$452	$(673)	$(437)
Effective tax rate	18%	27%	21%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2024	2023
Current	$338	$546
Deferred	(217)	49
Total federal income tax asset (liability)	$121	$595

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2024	2023
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$1,486	$1,246
Insurance liabilities and reinsurance-related balances	318	322
Compensation and benefit plans	197	175
Intangibles	17	18
Net unrealized loss on trading securities	30	33
Investment activity	–	91
Tax credits	141	103
Net operating losses	359	87
Capital losses	56	93
Deferred gain on reinsurance	375	400
Total deferred tax assets	$2,979	$2,568
Deferred Tax Liabilities
DAC and VOBA	$1,774	$1,906
Reinsurance-related embedded derivative assets	153	104
MRB-related activity	234	286
Investment activity	808	–
Other	227	223
Total deferred tax liabilities	$3,196	$2,519
Net deferred tax asset (liability)	$(217)	$49

As of December 31, 2024, we have $141 million of federal income tax credits that can be carried forward to 2030 through 2034. As of December 31, 2024, we have $1.7 billion of net operating losses to carry forward to future years. As of December 31, 2024, we have $267 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018, 2021 and 2024 and, under the Tax Cuts and Jobs Act changes, have an unlimited carryforward period. The capital losses arose in tax year 2023 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2020. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2024	2023
Balance as of beginning-of-year	$76	$59
Decreases for prior year tax positions	(40)	(6)
Increases for prior year tax positions	–	23
Balance as of end-of-year	$36	$76

As of December 31, 2024 and 2023, $31 million and $66 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $2 million by the end of 2025.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2024, 2023 and 2022, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2024 and 2023.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2024.

23. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends paid to the LNC holding company (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2024	2023
U.S. capital and surplus	$7,306	$8,026

	For the Years Ended December 31,
	2024	2023	2022
U.S. net gain (loss) from operations, after-tax	$(3,192)	$(2,495)	$1,708
U.S. net income (loss)	(2,283)	(2,924)	1,965
U.S. cash dividends to LNC holding company	491	495	645

During 2024, we made a $929 million extraordinary dividend in the form of investments to LNC.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2024 and 2023. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2024 and 2023. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2024 and 2023. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2024	2023
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(3)	$(1)
Conservative valuation rate on certain annuities	1	(1)
Calculation of reserves using continuous CARVM	1	(1)
Conservative Reg 213 reserves on variable annuity and individual life contracts	20	(31)
State Permitted Practice
Derivative instruments and equity indexed reserves	(232)	(170)
Assets in group fixed annuity contracts held at general account balances	304	332
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,722	1,776
LLC notes and variable value surplus notes	1,320	1,444
Excess of loss reinsurance agreements	541	563

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2024, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $710 million in 2025 without prior approval from the respective Commissioners of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioners of Insurance.

24. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Net cash paid (received) for:
Interest	$197	$187	$126
Income taxes	(352)	(110)	(61)
Non-cash transactions:
Establishment of funds withheld liability in connection with
a reinsurance transaction	(9,041)	(49)	–
Extraordinary dividend to LNC in the form of fixed maturity AFS
securities, mortgage loans on real estate and accrued investment income	(929)	–	–
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance activity	792	(20,264)	54

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Assets with affiliates:
Inter-company notes	$905	$1,063	Fixed maturity AFS securities
Assumed reinsurance contracts	1	1	Policy loans
			Deferred acquisition costs, value of business
Ceded net of assumed reinsurance contracts	(251)	(131)	acquired and deferred sales inducements
Accrued inter-company interest receivable	6	16	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	20,468	15,563	for credit losses
			Deposit assets, net of allowance for
Ceded reinsurance contracts	7,896	–	credit losses
Ceded reinsurance contracts	415	642	Other assets
Cash management agreement	1,798	857	Other assets
Service agreement receivable	1	41	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	15	18	Future contract benefits
Assumed reinsurance contracts	344	352	Policyholder account balances
Cash management agreement	24	790	Short-term debt
Inter-company short-term debt	–	50	Short-term debt
Inter-company long-term debt	2,173	2,195	Long-term debt
Ceded reinsurance contracts	19,143	5,862	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	2,547	897	Other liabilities
Accrued inter-company interest payable	5	18	Other liabilities
Service agreement payable	59	37	Other liabilities
Assumed/ceded reinsurance contracts	4,226	4,387	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	1,267	774	Accumulated other comprehensive
assumed/ceded reinsurance contracts			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(5,427)	$(498)	$(421)	Insurance premiums
Fees for management of general account	(97)	(156)	(140)	Net investment income
Net investment income on ceded funds
withheld treaties	(260)	(238)	(161)	Net investment income
Net investment income on inter-company notes	63	65	40	Net investment income
Cash management agreement activity	59	11	–	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Reinsurance-related settlements	305	1,717	(1,068)	Realized gain (loss)
Other gains (losses)	289	(9)	631	Realized gain (loss)
Amortization of deferred gain on reinsurance
contracts	167	17	3	Other revenues
Other revenues	(475)	(171)	–	Other revenues

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded
reinsurance contracts	(5,844)	(507)	(247)	Benefits
Interest credited on assumed reinsurance contracts
(interest recoveries on ceded reinsurance contracts)	(229)	12	47	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	1,740	1,129	3,543	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	209	–	(321)	(gain) loss
Ceded reinsurance contracts	(76)	(13)	(26)	Commissions and other expenses
Amortization of deferred loss on reinsurance contracts
contracts	5	–	–	Commissions and other expenses
Service agreement payments (receipts)	(7)	(17)	(53)	Commissions and other expenses
Interest expense on inter-company debt	146	148	120	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. LNL is currently subject to a borrowing and lending limit of 3% of our admitted assets as of December 31, 2024. LLANY may borrow from LNC less than 2% of its admitted assets as of December 31, 2024, but may not lend any amounts to LNC.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 7, we cede insurance contracts to LNBAR and LPINE. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR and certain blocks of in-force group protection and fixed annuity products to LPINE.

Substantially all reinsurance ceded to affiliated and subsidiary companies is with unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. See Note 13 for additional information on our credit facilities, which allows for borrowing or issuances of LOCs.

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account R
Statements of assets and liabilities
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

AB VPS Discovery Value Portfolio - Class A	$43,756,604	$43,756,604	$43,756,604
AB VPS International Value Portfolio - Class A	3,294,101	3,294,101	3,294,101
AB VPS Large Cap Growth Portfolio - Class A	5,866,011	5,866,011	5,866,011
AB VPS Relative Value Portfolio - Class A	13,090,052	13,090,052	13,090,052
AB VPS Sustainable Global Thematic Portfolio - Class A	17,410,039	17,410,039	17,410,039
American Funds Global Growth Fund - Class 2	126,861,345	126,861,345	126,861,345
American Funds Global Small Capitalization Fund - Class 2	49,330,125	49,330,125	49,330,125
American Funds Growth Fund - Class 2	359,499,937	359,499,937	359,499,937
American Funds Growth-Income Fund - Class 2	362,518,006	362,518,006	362,518,006
American Funds International Fund - Class 2	123,670,887	123,670,887	123,670,887
ClearBridge Variable Mid Cap Portfolio - Class I	19,291,993	19,291,993	19,291,993
DWS Alternative Asset Allocation VIP Portfolio - Class A	11,528,473	11,528,473	11,528,473
DWS Equity 500 Index VIP Portfolio - Class A	101,531,677	101,531,677	101,531,677
DWS Small Cap Index VIP Portfolio - Class A	9,359,837	9,359,837	9,359,837
Fidelity® VIP Asset Manager Portfolio - Initial Class	630,600	630,600	630,600
Fidelity® VIP Contrafund® Portfolio - Service Class	191,183,185	191,183,185	191,183,185
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,495,087	2,495,087	2,495,087
Fidelity® VIP Equity-Income Portfolio - Service Class	2,771,126	2,771,126	2,771,126
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,501,370	6,501,370	6,501,370
Fidelity® VIP Growth Portfolio - Service Class	124,777,229	124,777,229	124,777,229
Fidelity® VIP High Income Portfolio - Service Class	2,338,715	2,338,715	2,338,715
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,165,528	1,165,528	1,165,528
Fidelity® VIP Mid Cap Portfolio - Service Class	89,658,817	89,658,817	89,658,817
Fidelity® VIP Overseas Portfolio - Service Class	5,114,088	5,114,088	5,114,088
Franklin Income VIP Fund - Class 1	60,854,272	60,854,272	60,854,272
Franklin Mutual Shares VIP Fund - Class 1	26,983,933	26,983,933	26,983,933
Franklin Small-Mid Cap Growth VIP Fund - Class 1	7,494,151	7,494,151	7,494,151
Invesco V.I. American Franchise Fund - Series I Shares	20,811,812	20,811,812	20,811,812
Invesco V.I. Core Equity Fund - Series I Shares	18,717,096	18,717,096	18,717,096
Invesco V.I. Core Plus Bond Fund - Series I Shares	645,705	645,705	645,705
Invesco V.I. EQV International Equity Fund - Series I Shares	21,715,561	21,715,561	21,715,561
Janus Henderson Balanced Portfolio - Institutional Shares	12,662,582	12,662,582	12,662,582
Janus Henderson Balanced Portfolio - Service Shares	3,479,482	3,479,482	3,479,482
Janus Henderson Enterprise Portfolio - Service Shares	3,867,194	3,867,194	3,867,194
Janus Henderson Global Research Portfolio - Institutional Shares	18,004,171	18,004,171	18,004,171
Janus Henderson Global Research Portfolio - Service Shares	3,678,895	3,678,895	3,678,895
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	16,068,296	16,068,296	16,068,296
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	87,144,311	87,144,311	87,144,311
LVIP American Century Balanced Fund - Standard Class II	28,540,230	28,540,230	28,540,230
LVIP American Century Inflation Protection Fund - Standard Class II	6,463,078	6,463,078	6,463,078
LVIP American Century Ultra Fund - Standard Class	42,496,715	42,496,715	42,496,715
LVIP Baron Growth Opportunities Fund - Service Class	48,284,969	48,284,969	48,284,969
LVIP Baron Growth Opportunities Fund - Standard Class	424,376	424,376	424,376
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	46,036,454	46,036,454	46,036,454
LVIP BlackRock Global Allocation Fund - Standard Class	151,080,333	151,080,333	151,080,333
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	19,844,033	19,844,033	19,844,033
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	25,044,014	25,044,014	25,044,014
LVIP BlackRock Real Estate Fund - Standard Class	23,183,940	23,183,940	23,183,940
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	7,110,136	7,110,136	7,110,136
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	8,880,223	8,880,223	8,880,223
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	$7,789,851	$7,789,851	$7,789,851
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	239,188	239,188	239,188
LVIP Dimensional International Core Equity Fund - Standard Class	19,002,873	19,002,873	19,002,873
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	5,742,020	5,742,020	5,742,020
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	19,567,882	19,567,882	19,567,882
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	13,988,431	13,988,431	13,988,431
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	13,473,164	13,473,164	13,473,164
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	7,039,955	7,039,955	7,039,955
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	48,183,782	48,183,782	48,183,782
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	71,632,051	71,632,051	71,632,051
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	56,110,105	56,110,105	56,110,105
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	88,185,378	88,185,378	88,185,378
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	14,561,530	14,561,530	14,561,530
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	65,698,262	65,698,262	65,698,262
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	43,746,508	43,746,508	43,746,508
LVIP Government Money Market Fund - Standard Class	48,731,573	48,731,573	48,731,573
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	692,342	692,342	692,342
LVIP JPMorgan High Yield Fund - Standard Class	38,697,049	38,697,049	38,697,049
LVIP JPMorgan Retirement Income Fund - Standard Class	371,279	371,279	371,279
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	11,598,587	11,598,587	11,598,587
LVIP Macquarie Bond Fund - Standard Class	155,934,937	155,934,937	155,934,937
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	20,232,583	20,232,583	20,232,583
LVIP Macquarie Diversified Income Fund - Standard Class	56,739,890	56,739,890	56,739,890
LVIP Macquarie High Yield Fund - Standard Class	14,398,748	14,398,748	14,398,748
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	40,597,640	40,597,640	40,597,640
LVIP Macquarie Mid Cap Value Fund - Standard Class	22,854,337	22,854,337	22,854,337
LVIP Macquarie SMID Cap Core Fund - Standard Class	73,101,947	73,101,947	73,101,947
LVIP Macquarie Social Awareness Fund - Standard Class	10,728,370	10,728,370	10,728,370
LVIP Macquarie U.S. Growth Fund - Standard Class	20,025,820	20,025,820	20,025,820
LVIP Macquarie U.S. REIT Fund - Standard Class	44,250,063	44,250,063	44,250,063
LVIP Macquarie Value Fund - Standard Class	66,533,043	66,533,043	66,533,043
LVIP Macquarie Wealth Builder Fund - Standard Class	2,757,684	2,757,684	2,757,684
LVIP MFS International Growth Fund - Standard Class	73,755,313	73,755,313	73,755,313
LVIP MFS Value Fund - Standard Class	123,194,493	123,194,493	123,194,493
LVIP Mondrian Global Income Fund - Standard Class	11,081,350	11,081,350	11,081,350
LVIP Mondrian International Value Fund - Standard Class	24,703,666	24,703,666	24,703,666
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	670,780	670,780	670,780
LVIP SSGA Bond Index Fund - Standard Class	54,920,888	54,920,888	54,920,888
LVIP SSGA Conservative Index Allocation Fund - Standard Class	12,744,586	12,744,586	12,744,586
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	8,581,955	8,581,955	8,581,955
LVIP SSGA International Index Fund - Standard Class	179,780,212	179,780,212	179,780,212
LVIP SSGA International Managed Volatility Fund - Standard Class	10,375,506	10,375,506	10,375,506
LVIP SSGA Mid-Cap Index Fund - Standard Class	10,100	10,100	10,100
LVIP SSGA Moderate Index Allocation Fund - Standard Class	108,037,513	108,037,513	108,037,513
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	106,130,068	106,130,068	106,130,068
LVIP SSGA S&P 500 Index Fund - Standard Class	1,406,001,397	1,406,001,397	1,406,001,397
LVIP SSGA Small-Cap Index Fund - Standard Class	159,148,012	159,148,012	159,148,012
LVIP Structured Conservative Allocation Fund - Standard Class	4,215,619	4,215,619	4,215,619
LVIP Structured Moderate Allocation Fund - Standard Class	50,585,115	50,585,115	50,585,115
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	41,510,161	41,510,161	41,510,161
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP T. Rowe Price 2020 Fund - Standard Class	$2,101,967	$2,101,967	$2,101,967
LVIP T. Rowe Price 2030 Fund - Standard Class	880,615	880,615	880,615
LVIP T. Rowe Price 2040 Fund - Standard Class	1,727,089	1,727,089	1,727,089
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	66,280,318	66,280,318	66,280,318
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	4,004,596	4,004,596	4,004,596
LVIP Vanguard Bond Allocation Fund - Standard Class	58,069,819	58,069,819	58,069,819
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	255,507,147	255,507,147	255,507,147
LVIP Vanguard International Equity ETF Fund - Standard Class	97,951,173	97,951,173	97,951,173
LVIP Wellington SMID Cap Value Fund - Standard Class	21,101,433	21,101,433	21,101,433
M Capital Appreciation Fund	1,607,145	1,607,145	1,607,145
M International Equity Fund	2,006,530	2,006,530	2,006,530
M Large Cap Growth Fund	1,136,245	1,136,245	1,136,245
M Large Cap Value Fund	589,420	589,420	589,420
Macquarie VIP Emerging Markets Series - Standard Class	88,955,103	88,955,103	88,955,103
Macquarie VIP Small Cap Value Series - Standard Class	65,160,668	65,160,668	65,160,668
MFS® VIT Growth Series - Initial Class	63,460,411	63,460,411	63,460,411
MFS® VIT Total Return Series - Initial Class	36,760,023	36,760,023	36,760,023
MFS® VIT Utilities Series - Initial Class	31,488,379	31,488,379	31,488,379
MFS® VIT II Core Equity Portfolio - Initial Class	4,712,922	4,712,922	4,712,922
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	31,703,029	31,703,029	31,703,029
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,964,013	2,964,013	2,964,013
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	3,599,725	3,599,725	3,599,725
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	18,439,896	18,439,896	18,439,896
Putnam VT Global Health Care Fund - Class IB	2,906,891	2,906,891	2,906,891
Putnam VT Large Cap Value Fund - Class IB	3,538,130	3,538,130	3,538,130
Templeton Foreign VIP Fund - Class 1	1,616,499	1,616,499	1,616,499
Templeton Foreign VIP Fund - Class 2	3,019,205	3,019,205	3,019,205
Templeton Global Bond VIP Fund - Class 1	25,018,027	25,018,027	25,018,027
Templeton Growth VIP Fund - Class 1	3,341,306	3,341,306	3,341,306
Templeton Growth VIP Fund - Class 2	1,032,070	1,032,070	1,032,070
TOPS® Balanced ETF Portfolio - Class 2 Shares	734,195	734,195	734,195
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	8,440,633	8,440,633	8,440,633
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of operations
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Discovery Value Portfolio - Class A	$370,757	$(198,193)	$172,564	$261,096	$2,111,054	$2,372,150	$1,255,061	$3,799,775
AB VPS International Value Portfolio - Class A	90,180	(13,759)	76,421	17,256	—	17,256	52,787	146,464
AB VPS Large Cap Growth Portfolio - Class A	2,981	(41,407)	(38,426)	107,454	220,886	328,340	871,381	1,161,295
AB VPS Relative Value Portfolio - Class A	187,156	(80,548)	106,608	219,597	444,599	664,196	668,966	1,439,770
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(103,124)	(103,124)	114,746	49,202	163,948	895,540	956,364
American Funds Global Growth Fund - Class 2	1,924,882	(677,978)	1,246,904	2,725,924	3,461,427	6,187,351	6,732,247	14,166,502
American Funds Global Small Capitalization Fund - Class 2	507,953	(252,051)	255,902	(1,037,177)	1,742,917	705,740	(120,638)	841,004
American Funds Growth Fund - Class 2	1,104,295	(1,927,647)	(823,352)	15,533,809	7,489,949	23,023,758	65,953,916	88,154,322
American Funds Growth-Income Fund - Class 2	3,791,851	(1,853,529)	1,938,322	13,421,125	15,046,148	28,467,273	39,648,620	70,054,215
American Funds International Fund - Class 2	1,497,574	(651,200)	846,374	(555,090)	—	(555,090)	2,415,422	2,706,706
ClearBridge Variable Mid Cap Portfolio - Class I	117,029	(118,885)	(1,856)	625,513	434,785	1,060,298	770,207	1,828,649
DWS Alternative Asset Allocation VIP Portfolio - Class A	403,063	(48,785)	354,278	(131,848)	6,352	(125,496)	328,800	557,582
DWS Equity 500 Index VIP Portfolio - Class A	1,172,287	(697,816)	474,471	2,939,598	5,584,616	8,524,214	11,374,101	20,372,786
DWS Small Cap Index VIP Portfolio - Class A	105,994	(57,016)	48,978	53,885	248,426	302,311	552,585	903,874
Fidelity® VIP Asset Manager Portfolio - Initial Class	15,325	(5,001)	10,324	3,024	3,951	6,975	28,412	45,711
Fidelity® VIP Contrafund® Portfolio - Service Class	164,951	(1,008,630)	(843,679)	13,134,801	21,789,105	34,923,906	15,414,830	49,495,057
Fidelity® VIP Equity-Income Portfolio - Initial Class	43,750	(19,994)	23,756	48,855	143,260	192,115	117,699	333,570
Fidelity® VIP Equity-Income Portfolio - Service Class	46,291	(16,187)	30,104	46,516	159,699	206,215	134,657	370,976
Fidelity® VIP Growth Opportunities Portfolio - Service Class	—	(47,935)	(47,935)	361,131	—	361,131	1,568,345	1,881,541
Fidelity® VIP Growth Portfolio - Service Class	—	(646,426)	(646,426)	6,370,755	26,132,553	32,503,308	(3,243,908)	28,612,974
Fidelity® VIP High Income Portfolio - Service Class	132,172	(17,786)	114,386	(14,930)	—	(14,930)	68,429	167,885
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	40,707	(9,326)	31,381	(24,500)	—	(24,500)	4,839	11,720
Fidelity® VIP Mid Cap Portfolio - Service Class	407,479	(485,233)	(77,754)	1,877,356	11,169,284	13,046,640	(50,344)	12,918,542
Fidelity® VIP Overseas Portfolio - Service Class	84,683	(32,164)	52,519	108,449	241,452	349,901	(184,104)	218,316
Franklin Income VIP Fund - Class 1	3,056,035	(288,610)	2,767,425	(134,786)	238,854	104,068	1,054,584	3,926,077
Franklin Mutual Shares VIP Fund - Class 1	584,688	(91,560)	493,128	(314,465)	540,108	225,643	2,043,262	2,762,033
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(38,144)	(38,144)	(21,529)	—	(21,529)	806,748	747,075
Invesco V.I. American Franchise Fund - Series I Shares	—	(153,246)	(153,246)	576,788	—	576,788	5,118,806	5,542,348
Invesco V.I. Core Equity Fund - Series I Shares	127,133	(138,748)	(11,615)	251,681	1,526,814	1,778,495	2,112,318	3,879,198
Invesco V.I. Core Plus Bond Fund - Series I Shares	24,865	(5,355)	19,510	(12,940)	—	(12,940)	7,652	14,222
Invesco V.I. EQV International Equity Fund - Series I Shares	388,198	(131,822)	256,376	29,017	115,405	144,422	(444,540)	(43,742)
Janus Henderson Balanced Portfolio - Institutional Shares	256,124	(98,946)	157,178	298,043	—	298,043	1,201,993	1,657,214
Janus Henderson Balanced Portfolio - Service Shares	58,967	(19,995)	38,972	260,432	—	260,432	142,229	441,633
Janus Henderson Enterprise Portfolio - Service Shares	23,754	(25,880)	(2,126)	149,052	166,192	315,244	205,880	518,998
Janus Henderson Global Research Portfolio - Institutional Shares	128,950	(136,606)	(7,656)	351,734	542,837	894,571	2,491,263	3,378,178
Janus Henderson Global Research Portfolio - Service Shares	21,776	(21,622)	154	104,812	119,894	224,706	485,021	709,881
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	(118,818)	(118,818)	728,839	—	728,839	3,133,125	3,743,146
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	—	(488,057)	(488,057)	5,171,694	781,649	5,953,343	12,736,633	18,201,919
LVIP American Century Balanced Fund - Standard Class II	560,890	(182,606)	378,284	71,284	—	71,284	2,309,255	2,758,823
LVIP American Century Inflation Protection Fund - Standard Class II	255,378	(33,393)	221,985	(86,551)	—	(86,551)	(52,145)	83,289
LVIP American Century Ultra Fund - Standard Class	—	(73,657)	(73,657)	216,127	469,998	686,125	2,059,807	2,672,275
LVIP Baron Growth Opportunities Fund - Service Class	108,950	(284,857)	(175,907)	1,472,656	220,898	1,693,554	841,674	2,359,321
LVIP Baron Growth Opportunities Fund - Standard Class	1,978	(2,349)	(371)	52,830	1,901	54,731	(31,183)	23,177
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	$1,278,315	$(208,857)	$1,069,458	$1,838,053	$2,493,757	$4,331,810	$(786,504)	$4,614,764
LVIP BlackRock Global Allocation Fund - Standard Class	1,960,479	(753,657)	1,206,822	1,520,523	3,550,474	5,070,997	5,763,473	12,041,292
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	440,768	(141,751)	299,017	83,804	43,878	127,682	1,386,377	1,813,076
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	985,686	(126,559)	859,127	(271,691)	—	(271,691)	(79,606)	507,830
LVIP BlackRock Real Estate Fund - Standard Class	632,917	(114,676)	518,241	(620,046)	—	(620,046)	449,417	347,612
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	146,796	(53,298)	93,498	183,769	20,366	204,135	533,745	831,378
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	622	(43,402)	(42,780)	482,037	447,632	929,669	1,257,130	2,144,019
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	866	(23,394)	(22,528)	546,598	415,755	962,353	369,603	1,309,428
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,987	(763)	1,224	4,173	10,757	14,930	22,937	39,091
LVIP Dimensional International Core Equity Fund - Standard Class	447,730	(101,203)	346,527	231,306	—	231,306	(212,890)	364,943
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	160,161	(19,098)	141,063	257,247	—	257,247	(171,879)	226,431
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	210,319	(120,130)	90,189	812,442	808,861	1,621,303	1,691,709	3,403,201
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	141,411	(66,770)	74,641	490,505	558,636	1,049,141	1,085,012	2,208,794
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	185,307	(54,667)	130,640	1,358,944	640,304	1,999,248	191,177	2,321,065
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	110,198	(25,730)	84,468	274,753	281,240	555,993	113,464	753,925
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	1,617,968	(322,833)	1,295,135	(148,339)	—	(148,339)	2,552,549	3,699,345
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2,733,829	(517,529)	2,216,300	539,124	—	539,124	(881,072)	1,874,352
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	547,969	(275,014)	272,955	735,918	2,909,379	3,645,297	8,039,558	11,957,810
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	994,226	(523,540)	470,686	789,643	—	789,643	8,770,153	10,030,482
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	499,437	(70,729)	428,708	(193,980)	95,876	(98,104)	633,149	963,753
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,914,537	(263,076)	1,651,461	(163,532)	481,612	318,080	4,452,066	6,421,607
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,314,257	(159,043)	1,155,214	(59,132)	319,186	260,054	2,514,548	3,929,816
LVIP Government Money Market Fund - Standard Class	2,303,997	(205,283)	2,098,714	(8)	1,594	1,586	8	2,100,308
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	13,972	(4,121)	9,851	47,782	27,762	75,544	(7,772)	77,623
LVIP JPMorgan High Yield Fund - Standard Class	2,638,622	(190,815)	2,447,807	(253,232)	—	(253,232)	462,515	2,657,090
LVIP JPMorgan Retirement Income Fund - Standard Class	11,575	(761)	10,814	433	—	433	15,558	26,805
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	153,319	(39,914)	113,405	467,742	485,041	952,783	488,892	1,555,080
LVIP Macquarie Bond Fund - Standard Class	7,528,135	(836,034)	6,692,101	(1,809,025)	—	(1,809,025)	(3,338,808)	1,544,268
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	987,616	(97,942)	889,674	5,477	—	5,477	113,328	1,008,479
LVIP Macquarie Diversified Income Fund - Standard Class	2,413,445	(284,799)	2,128,646	(731,539)	—	(731,539)	(655,734)	741,373
LVIP Macquarie High Yield Fund - Standard Class	918,202	(72,902)	845,300	(241,491)	—	(241,491)	183,470	787,279
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	1,618,605	(229,910)	1,388,695	(192,853)	—	(192,853)	263,968	1,459,810
LVIP Macquarie Mid Cap Value Fund - Standard Class	313,786	(98,974)	214,812	621,860	647,418	1,269,278	1,403,472	2,887,562
LVIP Macquarie SMID Cap Core Fund - Standard Class	428,435	(453,589)	(25,154)	1,420,202	3,281,937	4,702,139	4,395,855	9,072,840
LVIP Macquarie Social Awareness Fund - Standard Class	85,947	(38,285)	47,662	728,001	332,408	1,060,409	744,038	1,852,109
LVIP Macquarie U.S. Growth Fund - Standard Class	—	(91,408)	(91,408)	934,085	1,556,435	2,490,520	2,847,493	5,246,605
LVIP Macquarie U.S. REIT Fund - Standard Class	1,376,458	(242,930)	1,133,528	775,669	—	775,669	1,489,149	3,398,346
LVIP Macquarie Value Fund - Standard Class	1,291,435	(373,727)	917,708	49,584	2,470,408	2,519,992	645,077	4,082,777
LVIP Macquarie Wealth Builder Fund - Standard Class	77,779	(14,980)	62,799	(5,073)	—	(5,073)	141,004	198,730
LVIP MFS International Growth Fund - Standard Class	1,138,856	(396,386)	742,470	927,971	2,898,067	3,826,038	493,240	5,061,748
LVIP MFS Value Fund - Standard Class	2,097,695	(614,421)	1,483,274	2,969,019	6,606,332	9,575,351	1,067,831	12,126,456
LVIP Mondrian Global Income Fund - Standard Class	247,440	(36,289)	211,151	(207,086)	—	(207,086)	(557,565)	(553,500)
LVIP Mondrian International Value Fund - Standard Class	790,063	(116,996)	673,067	447,075	257,921	704,996	(497,721)	880,342
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	$9,295	$(4,537)	$4,758	$15,052	$38,377	$53,429	$37,530	$95,717
LVIP SSGA Bond Index Fund - Standard Class	1,849,211	(324,075)	1,525,136	(422,368)	—	(422,368)	(792,719)	310,049
LVIP SSGA Conservative Index Allocation Fund - Standard Class	352,759	(68,645)	284,114	100,998	72,304	173,302	191,476	648,892
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	265,129	(28,866)	236,263	20,738	36,565	57,303	467,593	761,159
LVIP SSGA International Index Fund - Standard Class	5,904,408	(933,791)	4,970,617	2,775,830	—	2,775,830	(3,777,743)	3,968,704
LVIP SSGA International Managed Volatility Fund - Standard Class	317,469	(48,051)	269,418	389,123	—	389,123	(449,770)	208,771
LVIP SSGA Mid-Cap Index Fund - Standard Class	126	—	126	10	138	148	(223)	51
LVIP SSGA Moderate Index Allocation Fund - Standard Class	2,767,965	(597,332)	2,170,633	2,521,341	1,057,998	3,579,339	1,996,613	7,746,585
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2,624,757	(573,938)	2,050,819	4,854,762	1,103,412	5,958,174	260,011	8,269,004
LVIP SSGA S&P 500 Index Fund - Standard Class	15,586,855	(7,594,532)	7,992,323	58,067,940	95,070,254	153,138,194	112,998,488	274,129,005
LVIP SSGA Small-Cap Index Fund - Standard Class	2,818,433	(825,394)	1,993,039	2,005,780	5,781,206	7,786,986	5,836,854	15,616,879
LVIP Structured Conservative Allocation Fund - Standard Class	136,863	(13,603)	123,260	(2,624)	379,951	377,327	(268,465)	232,122
LVIP Structured Moderate Allocation Fund - Standard Class	1,819,060	(209,492)	1,609,568	(641,564)	6,609,147	5,967,583	(3,623,054)	3,954,097
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	1,378,853	(187,520)	1,191,333	47,660	5,683,115	5,730,775	(3,135,450)	3,786,658
LVIP T. Rowe Price 2020 Fund - Standard Class	55,169	(9,507)	45,662	(57,970)	31,031	(26,939)	144,549	163,272
LVIP T. Rowe Price 2030 Fund - Standard Class	19,138	(6,619)	12,519	(1,219)	10,646	9,427	55,985	77,931
LVIP T. Rowe Price 2040 Fund - Standard Class	31,573	(12,070)	19,503	48,245	24,299	72,544	102,122	194,169
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	198,224	(378,195)	(179,971)	1,448,026	5,918,604	7,366,630	6,154,646	13,341,305
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	94,979	(28,744)	66,235	17,594	—	17,594	374,129	457,958
LVIP Vanguard Bond Allocation Fund - Standard Class	2,098,239	(310,683)	1,787,556	(640,521)	—	(640,521)	(639,009)	508,026
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,822,430	(1,617,706)	1,204,724	13,284,588	1,363,228	14,647,816	30,089,717	45,942,257
LVIP Vanguard International Equity ETF Fund - Standard Class	2,597,979	(566,455)	2,031,524	1,850,904	—	1,850,904	(1,148,307)	2,734,121
LVIP Wellington Capital Growth Fund - Standard Class	—	(125,462)	(125,462)	(832,591)	8,399,859	7,567,268	(1,033,751)	6,408,055
LVIP Wellington SMID Cap Value Fund - Standard Class	263,399	(101,785)	161,614	198,723	1,828,522	2,027,245	78,658	2,267,517
M Capital Appreciation Fund	31,728	(7,789)	23,939	13,301	104,216	117,517	(3,499)	137,957
M International Equity Fund	59,015	(9,565)	49,450	63,470	—	63,470	(62,748)	50,172
M Large Cap Growth Fund	—	(5,113)	(5,113)	109,220	105,772	214,992	18,376	228,255
M Large Cap Value Fund	10,981	(2,646)	8,335	65,825	47,261	113,086	(29,897)	91,524
Macquarie VIP Emerging Markets Series - Standard Class	2,326,476	(481,268)	1,845,208	871,244	—	871,244	1,220,573	3,937,025
Macquarie VIP Small Cap Value Series - Standard Class	845,898	(359,607)	486,291	1,592,306	2,335,642	3,927,948	2,029,592	6,443,831
MFS® VIT Growth Series - Initial Class	—	(360,520)	(360,520)	2,818,388	4,579,902	7,398,290	8,823,044	15,860,814
MFS® VIT Total Return Series - Initial Class	898,389	(204,669)	693,720	85,578	1,739,205	1,824,783	(82,869)	2,435,634
MFS® VIT Utilities Series - Initial Class	715,186	(184,471)	530,715	456,888	882,536	1,339,424	1,462,859	3,332,998
MFS® VIT II Core Equity Portfolio - Initial Class	27,045	(30,928)	(3,883)	93,059	196,800	289,859	502,596	788,572
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(221,287)	(221,287)	456,035	1,650,297	2,106,332	4,268,296	6,153,341
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	21,277	(17,934)	3,343	29,271	95,818	125,089	103,878	232,310
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	8,010	(27,799)	(19,789)	110,000	172,562	282,562	494,922	757,695
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	390,098	(84,467)	305,631	(556,441)	—	(556,441)	911,710	660,900
Putnam VT Global Health Care Fund - Class IB	15,652	(26,491)	(10,839)	36,184	144,157	180,341	(131,562)	37,940
Putnam VT Large Cap Value Fund - Class IB	26,928	(19,873)	7,055	48,926	109,603	158,529	226,928	392,512
Templeton Foreign VIP Fund - Class 1	43,977	(13,554)	30,423	9,610	—	9,610	(63,293)	(23,260)
Templeton Foreign VIP Fund - Class 2	74,604	(24,858)	49,746	17,478	—	17,478	(121,577)	(54,353)
Templeton Global Bond VIP Fund - Class 1	—	(156,332)	(156,332)	(728,091)	—	(728,091)	(2,122,150)	(3,006,573)
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Templeton Growth VIP Fund - Class 1	$38,182	$(16,261)	$21,921	$41,011	$10,335	$51,346	$89,088	$162,355
Templeton Growth VIP Fund - Class 2	9,879	(8,520)	1,359	12,765	3,381	16,146	32,138	49,643
TOPS® Balanced ETF Portfolio - Class 2 Shares	14,277	(3,866)	10,411	3,659	3,276	6,935	23,345	40,691
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	151,853	(50,984)	100,869	28,026	116,439	144,465	363,828	609,162
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets
Years Ended December 31, 2023 and 2024

	AB VPS Discovery Value Portfolio - Class A	AB VPS International Value Portfolio - Class A	AB VPS Large Cap Growth Portfolio - Class A	AB VPS Relative Value Portfolio - Class A	AB VPS Sustainable Global Thematic Portfolio - Class A	American Funds Global Growth Fund - Class 2	American Funds Global Small Capitalization Fund - Class 2	American Funds Growth Fund - Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$32,281,026	$2,934,931	$4,132,380	$11,677,192	$11,768,961	$89,639,499	$38,096,506	$217,646,542

Changes From Operations:
Net investment income (loss)	194,863	11,467	(38,759)	110,977	(47,273)	318,419	(117,768)	(647,059)
Net realized gain (loss) on investments	2,618,320	7,727	647,525	1,020,399	570,728	7,656,028	(797,408)	17,107,185
Net change in unrealized appreciation or depreciation on investments	2,949,441	398,698	809,026	203,024	1,262,754	11,275,842	7,083,093	65,129,165
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,762,624	417,892	1,417,792	1,334,400	1,786,209	19,250,289	6,167,917	81,589,291

Changes From Unit Transactions:
Net unit transactions	1,699,728	(287,872)	(709,725)	(65,757)	(213,436)	(276,480)	1,642,529	(7,960,303)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,699,728	(287,872)	(709,725)	(65,757)	(213,436)	(276,480)	1,642,529	(7,960,303)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,462,352	130,020	708,067	1,268,643	1,572,773	18,973,809	7,810,446	73,628,988

NET ASSETS AT DECEMBER 31, 2023	39,743,378	3,064,951	4,840,447	12,945,835	13,341,734	108,613,308	45,906,952	291,275,530

Changes From Operations:
Net investment income (loss)	172,564	76,421	(38,426)	106,608	(103,124)	1,246,904	255,902	(823,352)
Net realized gain (loss) on investments	2,372,150	17,256	328,340	664,196	163,948	6,187,351	705,740	23,023,758
Net change in unrealized appreciation or depreciation on investments	1,255,061	52,787	871,381	668,966	895,540	6,732,247	(120,638)	65,953,916
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,799,775	146,464	1,161,295	1,439,770	956,364	14,166,502	841,004	88,154,322

Changes From Unit Transactions:
Net unit transactions	213,451	82,686	(135,731)	(1,295,553)	3,111,941	4,081,535	2,582,169	(19,929,915)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	213,451	82,686	(135,731)	(1,295,553)	3,111,941	4,081,535	2,582,169	(19,929,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,013,226	229,150	1,025,564	144,217	4,068,305	18,248,037	3,423,173	68,224,407

NET ASSETS AT DECEMBER 31, 2024	$43,756,604	$3,294,101	$5,866,011	$13,090,052	$17,410,039	$126,861,345	$49,330,125	$359,499,937
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds Growth-Income Fund - Class 2	American Funds International Fund - Class 2	ClearBridge Variable Mid Cap Portfolio - Class I	DWS Alternative Asset Allocation VIP Portfolio - Class A	DWS Equity 500 Index VIP Portfolio - Class A	DWS Small Cap Index VIP Portfolio - Class A	Fidelity® VIP Asset Manager Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$238,937,835	$97,367,020	$15,796,811	$9,398,486	$72,299,757	$7,832,431	$533,997	$123,086,549

Changes From Operations:
Net investment income (loss)	2,154,939	819,553	(84,672)	608,286	516,601	36,751	9,057	(289,042)
Net realized gain (loss) on investments	16,932,650	(2,002,827)	28,088	(59,384)	5,794,149	24,913	5,455	8,786,631
Net change in unrealized appreciation or depreciation on investments	41,304,748	16,053,696	2,068,765	(11,641)	11,513,370	1,159,387	50,083	30,762,114
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,392,337	14,870,422	2,012,181	537,261	17,824,120	1,221,051	64,595	39,259,703

Changes From Unit Transactions:
Net unit transactions	(2,083,212)	2,598,304	1,513	303,274	(3,493,185)	(332,983)	4,886	(7,370,402)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,083,212)	2,598,304	1,513	303,274	(3,493,185)	(332,983)	4,886	(7,370,402)

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,309,125	17,468,726	2,013,694	840,535	14,330,935	888,068	69,481	31,889,301

NET ASSETS AT DECEMBER 31, 2023	297,246,960	114,835,746	17,810,505	10,239,021	86,630,692	8,720,499	603,478	154,975,850

Changes From Operations:
Net investment income (loss)	1,938,322	846,374	(1,856)	354,278	474,471	48,978	10,324	(843,679)
Net realized gain (loss) on investments	28,467,273	(555,090)	1,060,298	(125,496)	8,524,214	302,311	6,975	34,923,906
Net change in unrealized appreciation or depreciation on investments	39,648,620	2,415,422	770,207	328,800	11,374,101	552,585	28,412	15,414,830
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	70,054,215	2,706,706	1,828,649	557,582	20,372,786	903,874	45,711	49,495,057

Changes From Unit Transactions:
Net unit transactions	(4,783,169)	6,128,435	(347,161)	731,870	(5,471,801)	(264,536)	(18,589)	(13,287,722)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,783,169)	6,128,435	(347,161)	731,870	(5,471,801)	(264,536)	(18,589)	(13,287,722)

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,271,046	8,835,141	1,481,488	1,289,452	14,900,985	639,338	27,122	36,207,335

NET ASSETS AT DECEMBER 31, 2024	$362,518,006	$123,670,887	$19,291,993	$11,528,473	$101,531,677	$9,359,837	$630,600	$191,183,185
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Equity-Income Portfolio - Service Class	Fidelity® VIP Growth Opportunities Portfolio - Service Class	Fidelity® VIP Growth Portfolio - Service Class	Fidelity® VIP High Income Portfolio - Service Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Fidelity® VIP Mid Cap Portfolio - Service Class	Fidelity® VIP Overseas Portfolio - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,419,138	$2,492,204	$4,015,106	$74,010,589	$1,997,819	$1,131,670	$64,974,508	$4,554,676

Changes From Operations:
Net investment income (loss)	25,411	27,832	(39,588)	(479,896)	102,036	21,160	(39,751)	14,830
Net realized gain (loss) on investments	88,091	118,565	148,588	4,972,512	(19,013)	(21,849)	2,037,463	102,240
Net change in unrealized appreciation or depreciation on investments	103,234	83,033	1,644,678	21,344,220	107,738	61,469	7,676,530	760,757
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	216,736	229,430	1,753,678	25,836,836	190,761	60,780	9,674,242	877,827

Changes From Unit Transactions:
Net unit transactions	(247,224)	(197,876)	(517,270)	(1,107,144)	(14,215)	5,137	2,619,792	(370,911)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(247,224)	(197,876)	(517,270)	(1,107,144)	(14,215)	5,137	2,619,792	(370,911)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,488)	31,554	1,236,408	24,729,692	176,546	65,917	12,294,034	506,916

NET ASSETS AT DECEMBER 31, 2023	2,388,650	2,523,758	5,251,514	98,740,281	2,174,365	1,197,587	77,268,542	5,061,592

Changes From Operations:
Net investment income (loss)	23,756	30,104	(47,935)	(646,426)	114,386	31,381	(77,754)	52,519
Net realized gain (loss) on investments	192,115	206,215	361,131	32,503,308	(14,930)	(24,500)	13,046,640	349,901
Net change in unrealized appreciation or depreciation on investments	117,699	134,657	1,568,345	(3,243,908)	68,429	4,839	(50,344)	(184,104)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	333,570	370,976	1,881,541	28,612,974	167,885	11,720	12,918,542	218,316

Changes From Unit Transactions:
Net unit transactions	(227,133)	(123,608)	(631,685)	(2,576,026)	(3,535)	(43,779)	(528,267)	(165,820)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(227,133)	(123,608)	(631,685)	(2,576,026)	(3,535)	(43,779)	(528,267)	(165,820)

TOTAL INCREASE (DECREASE) IN NET ASSETS	106,437	247,368	1,249,856	26,036,948	164,350	(32,059)	12,390,275	52,496

NET ASSETS AT DECEMBER 31, 2024	$2,495,087	$2,771,126	$6,501,370	$124,777,229	$2,338,715	$1,165,528	$89,658,817	$5,114,088
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Franklin Income VIP Fund - Class 1	Franklin Mutual Shares VIP Fund - Class 1	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Invesco V.I. American Franchise Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series I Shares	Invesco V.I. Core Plus Bond Fund - Series I Shares	Invesco V.I. EQV International Equity Fund - Series I Shares	Janus Henderson Balanced Portfolio - Institutional Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$43,477,312	$22,529,046	$5,505,125	$12,203,094	$13,635,180	$621,474	$17,606,154	$10,756,670

Changes From Operations:
Net investment income (loss)	2,397,324	387,048	(35,132)	(115,719)	(5,457)	11,843	(78,600)	144,098
Net realized gain (loss) on investments	2,710,109	1,435,243	(295,285)	283,391	299,824	(8,311)	(222,436)	261,221
Net change in unrealized appreciation or depreciation on investments	(1,190,832)	1,103,760	1,796,633	4,654,095	2,701,496	29,755	3,327,598	1,108,523
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,916,601	2,926,051	1,466,216	4,821,767	2,995,863	33,287	3,026,562	1,513,842

Changes From Unit Transactions:
Net unit transactions	7,749,932	(920,587)	108,148	(179,360)	(693,709)	19,600	(325,912)	(701,329)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,749,932	(920,587)	108,148	(179,360)	(693,709)	19,600	(325,912)	(701,329)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,666,533	2,005,464	1,574,364	4,642,407	2,302,154	52,887	2,700,650	812,513

NET ASSETS AT DECEMBER 31, 2023	55,143,845	24,534,510	7,079,489	16,845,501	15,937,334	674,361	20,306,804	11,569,183

Changes From Operations:
Net investment income (loss)	2,767,425	493,128	(38,144)	(153,246)	(11,615)	19,510	256,376	157,178
Net realized gain (loss) on investments	104,068	225,643	(21,529)	576,788	1,778,495	(12,940)	144,422	298,043
Net change in unrealized appreciation or depreciation on investments	1,054,584	2,043,262	806,748	5,118,806	2,112,318	7,652	(444,540)	1,201,993
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,926,077	2,762,033	747,075	5,542,348	3,879,198	14,222	(43,742)	1,657,214

Changes From Unit Transactions:
Net unit transactions	1,784,350	(312,610)	(332,413)	(1,576,037)	(1,099,436)	(42,878)	1,452,499	(563,815)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,784,350	(312,610)	(332,413)	(1,576,037)	(1,099,436)	(42,878)	1,452,499	(563,815)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,710,427	2,449,423	414,662	3,966,311	2,779,762	(28,656)	1,408,757	1,093,399

NET ASSETS AT DECEMBER 31, 2024	$60,854,272	$26,983,933	$7,494,151	$20,811,812	$18,717,096	$645,705	$21,715,561	$12,662,582
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Service Shares	Janus Henderson Global Technology and Innovation Portfolio - Service Shares	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	LVIP American Century Balanced Fund - Standard Class II
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$4,533,295	$3,216,187	$12,294,140	$2,693,854	$7,676,094	$6,995,783	$55,524,677	$20,046,250

Changes From Operations:
Net investment income (loss)	43,303	(21,409)	17,968	5,201	(91,936)	(14,211)	(413,864)	275,451
Net realized gain (loss) on investments	352,621	316,423	623,588	122,701	110,695	(136,792)	(220,543)	(100,733)
Net change in unrealized appreciation or depreciation on investments	175,886	256,055	2,429,703	552,315	4,731,125	575,455	25,052,172	3,034,049
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	571,810	551,069	3,071,259	680,217	4,749,884	424,452	24,417,765	3,208,767

Changes From Unit Transactions:
Net unit transactions	(964,792)	86,932	(408,156)	(118,452)	1,436,631	(7,420,235)	(6,313,251)	837,275
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(964,792)	86,932	(408,156)	(118,452)	1,436,631	(7,420,235)	(6,313,251)	837,275

TOTAL INCREASE (DECREASE) IN NET ASSETS	(392,982)	638,001	2,663,103	561,765	6,186,515	(6,995,783)	18,104,514	4,046,042

NET ASSETS AT DECEMBER 31, 2023	4,140,313	3,854,188	14,957,243	3,255,619	13,862,609	—	73,629,191	24,092,292

Changes From Operations:
Net investment income (loss)	38,972	(2,126)	(7,656)	154	(118,818)	—	(488,057)	378,284
Net realized gain (loss) on investments	260,432	315,244	894,571	224,706	728,839	—	5,953,343	71,284
Net change in unrealized appreciation or depreciation on investments	142,229	205,880	2,491,263	485,021	3,133,125	—	12,736,633	2,309,255
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	441,633	518,998	3,378,178	709,881	3,743,146	—	18,201,919	2,758,823

Changes From Unit Transactions:
Net unit transactions	(1,102,464)	(505,992)	(331,250)	(286,605)	(1,537,459)	—	(4,686,799)	1,689,115
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,102,464)	(505,992)	(331,250)	(286,605)	(1,537,459)	—	(4,686,799)	1,689,115

TOTAL INCREASE (DECREASE) IN NET ASSETS	(660,831)	13,006	3,046,928	423,276	2,205,687	—	13,515,120	4,447,938

NET ASSETS AT DECEMBER 31, 2024	$3,479,482	$3,867,194	$18,004,171	$3,678,895	$16,068,296	$—	$87,144,311	$28,540,230
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP American Century Inflation Protection Fund - Standard Class II	LVIP American Century Ultra Fund - Standard Class	LVIP Baron Growth Opportunities Fund - Service Class	LVIP Baron Growth Opportunities Fund - Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$6,611,540	$—	$36,648,788	$381,117	$38,416,551	$124,126,710	$14,449,869	$21,371,845

Changes From Operations:
Net investment income (loss)	196,496	—	(259,589)	(2,537)	884,880	2,979,912	249,155	421,117
Net realized gain (loss) on investments	(223,714)	—	1,675,523	8,848	3,448,519	(639,747)	(33,302)	(349,571)
Net change in unrealized appreciation or depreciation on investments	211,395	—	4,878,599	62,121	(840,361)	13,591,483	1,393,715	900,826
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	184,177	—	6,294,533	68,432	3,493,038	15,931,648	1,609,568	972,372

Changes From Unit Transactions:
Net unit transactions	(713,370)	—	1,215,604	32,247	961,267	(1,171,940)	1,253,803	374,455
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(713,370)	—	1,215,604	32,247	961,267	(1,171,940)	1,253,803	374,455

TOTAL INCREASE (DECREASE) IN NET ASSETS	(529,193)	—	7,510,137	100,679	4,454,305	14,759,708	2,863,371	1,346,827

NET ASSETS AT DECEMBER 31, 2023	6,082,347	—	44,158,925	481,796	42,870,856	138,886,418	17,313,240	22,718,672

Changes From Operations:
Net investment income (loss)	221,985	(73,657)	(175,907)	(371)	1,069,458	1,206,822	299,017	859,127
Net realized gain (loss) on investments	(86,551)	686,125	1,693,554	54,731	4,331,810	5,070,997	127,682	(271,691)
Net change in unrealized appreciation or depreciation on investments	(52,145)	2,059,807	841,674	(31,183)	(786,504)	5,763,473	1,386,377	(79,606)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	83,289	2,672,275	2,359,321	23,177	4,614,764	12,041,292	1,813,076	507,830

Changes From Unit Transactions:
Net unit transactions	297,442	39,824,440	1,766,723	(80,597)	(1,449,166)	152,623	717,717	1,817,512
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	297,442	39,824,440	1,766,723	(80,597)	(1,449,166)	152,623	717,717	1,817,512

TOTAL INCREASE (DECREASE) IN NET ASSETS	380,731	42,496,715	4,126,044	(57,420)	3,165,598	12,193,915	2,530,793	2,325,342

NET ASSETS AT DECEMBER 31, 2024	$6,463,078	$42,496,715	$48,284,969	$424,376	$46,036,454	$151,080,333	$19,844,033	$25,044,014
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP BlackRock Real Estate Fund - Standard Class	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	LVIP Dimensional International Core Equity Fund - Standard Class	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$19,373,644	$5,181,886	$5,240,717	$6,680,666	$149,532	$14,245,233	$4,607,863	$14,188,821

Changes From Operations:
Net investment income (loss)	506,004	73,538	(10,757)	(7,562)	1,180	378,352	148,244	117,753
Net realized gain (loss) on investments	(669,769)	(17,441)	183,647	509,148	9,795	101,209	64,160	946,542
Net change in unrealized appreciation or depreciation on investments	2,689,797	584,280	1,534,448	647,301	22,102	1,711,029	512,426	2,110,210
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,526,032	640,377	1,707,338	1,148,887	33,077	2,190,590	724,830	3,174,505

Changes From Unit Transactions:
Net unit transactions	569,117	555,260	(404,947)	(202,432)	(378)	208,374	(143,635)	266,623
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	569,117	555,260	(404,947)	(202,432)	(378)	208,374	(143,635)	266,623

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,095,149	1,195,637	1,302,391	946,455	32,699	2,398,964	581,195	3,441,128

NET ASSETS AT DECEMBER 31, 2023	22,468,793	6,377,523	6,543,108	7,627,121	182,231	16,644,197	5,189,058	17,629,949

Changes From Operations:
Net investment income (loss)	518,241	93,498	(42,780)	(22,528)	1,224	346,527	141,063	90,189
Net realized gain (loss) on investments	(620,046)	204,135	929,669	962,353	14,930	231,306	257,247	1,621,303
Net change in unrealized appreciation or depreciation on investments	449,417	533,745	1,257,130	369,603	22,937	(212,890)	(171,879)	1,691,709
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	347,612	831,378	2,144,019	1,309,428	39,091	364,943	226,431	3,403,201

Changes From Unit Transactions:
Net unit transactions	367,535	(98,765)	193,096	(1,146,698)	17,866	1,993,733	326,531	(1,465,268)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	367,535	(98,765)	193,096	(1,146,698)	17,866	1,993,733	326,531	(1,465,268)

TOTAL INCREASE (DECREASE) IN NET ASSETS	715,147	732,613	2,337,115	162,730	56,957	2,358,676	552,962	1,937,933

NET ASSETS AT DECEMBER 31, 2024	$23,183,940	$7,110,136	$8,880,223	$7,789,851	$239,188	$19,002,873	$5,742,020	$19,567,882
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$10,211,820	$9,563,495	$5,327,623	$38,359,707	$56,204,012	$36,686,303	$63,492,054	$12,226,955

Changes From Operations:
Net investment income (loss)	85,807	73,774	67,186	1,082,085	2,113,559	414,563	773,504	192,832
Net realized gain (loss) on investments	756,861	1,972,885	567,934	(656,295)	(252,731)	3,762,895	3,044,824	104,184
Net change in unrealized appreciation or depreciation on investments	1,311,417	20,859	248,346	3,193,650	7,977,792	1,917,627	6,468,114	829,687
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,154,085	2,067,518	883,466	3,619,440	9,838,620	6,095,085	10,286,442	1,126,703

Changes From Unit Transactions:
Net unit transactions	(13,726)	(122,750)	(551)	1,409,188	(1,852,711)	(731,497)	4,353,298	124,709
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(13,726)	(122,750)	(551)	1,409,188	(1,852,711)	(731,497)	4,353,298	124,709

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,140,359	1,944,768	882,915	5,028,628	7,985,909	5,363,588	14,639,740	1,251,412

NET ASSETS AT DECEMBER 31, 2023	12,352,179	11,508,263	6,210,538	43,388,335	64,189,921	42,049,891	78,131,794	13,478,367

Changes From Operations:
Net investment income (loss)	74,641	130,640	84,468	1,295,135	2,216,300	272,955	470,686	428,708
Net realized gain (loss) on investments	1,049,141	1,999,248	555,993	(148,339)	539,124	3,645,297	789,643	(98,104)
Net change in unrealized appreciation or depreciation on investments	1,085,012	191,177	113,464	2,552,549	(881,072)	8,039,558	8,770,153	633,149
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,208,794	2,321,065	753,925	3,699,345	1,874,352	11,957,810	10,030,482	963,753

Changes From Unit Transactions:
Net unit transactions	(572,542)	(356,164)	75,492	1,096,102	5,567,778	2,102,404	23,102	119,410
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(572,542)	(356,164)	75,492	1,096,102	5,567,778	2,102,404	23,102	119,410

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,636,252	1,964,901	829,417	4,795,447	7,442,130	14,060,214	10,053,584	1,083,163

NET ASSETS AT DECEMBER 31, 2024	$13,988,431	$13,473,164	$7,039,955	$48,183,782	$71,632,051	$56,110,105	$88,185,378	$14,561,530
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	LVIP Government Money Market Fund - Standard Class	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	LVIP JPMorgan High Yield Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$55,249,506	$37,381,964	$58,914,054	$568,288	$29,586,608	$310,287	$8,795,299	$116,085,487

Changes From Operations:
Net investment income (loss)	858,038	597,371	1,995,113	8,645	1,410,669	11,342	107,568	3,392,633
Net realized gain (loss) on investments	(1,010,833)	(813,620)	(11)	30,064	(487,470)	(92)	803,908	(2,811,505)
Net change in unrealized appreciation or depreciation on investments	7,163,618	4,454,109	11	25,857	2,473,723	24,088	154,858	5,990,630
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,010,823	4,237,860	1,995,113	64,566	3,396,922	35,338	1,066,334	6,571,758

Changes From Unit Transactions:
Net unit transactions	(1,158,849)	(1,072,195)	(12,868,214)	(9,999)	1,786,556	2,380	367,882	13,190,053
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,158,849)	(1,072,195)	(12,868,214)	(9,999)	1,786,556	2,380	367,882	13,190,053

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,851,974	3,165,665	(10,873,101)	54,567	5,183,478	37,718	1,434,216	19,761,811

NET ASSETS AT DECEMBER 31, 2023	61,101,480	40,547,629	48,040,953	622,855	34,770,086	348,005	10,229,515	135,847,298

Changes From Operations:
Net investment income (loss)	1,651,461	1,155,214	2,098,714	9,851	2,447,807	10,814	113,405	6,692,101
Net realized gain (loss) on investments	318,080	260,054	1,586	75,544	(253,232)	433	952,783	(1,809,025)
Net change in unrealized appreciation or depreciation on investments	4,452,066	2,514,548	8	(7,772)	462,515	15,558	488,892	(3,338,808)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,421,607	3,929,816	2,100,308	77,623	2,657,090	26,805	1,555,080	1,544,268

Changes From Unit Transactions:
Net unit transactions	(1,824,825)	(730,937)	(1,409,688)	(8,136)	1,269,873	(3,531)	(186,008)	18,543,371
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,824,825)	(730,937)	(1,409,688)	(8,136)	1,269,873	(3,531)	(186,008)	18,543,371

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,596,782	3,198,879	690,620	69,487	3,926,963	23,274	1,369,072	20,087,639

NET ASSETS AT DECEMBER 31, 2024	$65,698,262	$43,746,508	$48,731,573	$692,342	$38,697,049	$371,279	$11,598,587	$155,934,937
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$16,274,649	$44,720,715	$10,924,642	$38,006,395	$17,677,192	$54,742,491	$7,233,894	$10,443,749

Changes From Operations:
Net investment income (loss)	783,266	1,644,718	726,130	1,122,235	221,467	265,965	39,402	(63,465)
Net realized gain (loss) on investments	(2,173)	(1,165,477)	(338,792)	(331,855)	1,747,809	3,089,763	613,933	(273,831)
Net change in unrealized appreciation or depreciation on investments	23,402	2,062,018	914,211	884,249	32,128	5,271,211	1,434,632	5,272,177
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	804,495	2,541,259	1,301,549	1,674,629	2,001,404	8,626,939	2,087,967	4,934,881

Changes From Unit Transactions:
Net unit transactions	71,741	1,579,403	(106,368)	(448,531)	387,194	747,770	(291,257)	144,578
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	71,741	1,579,403	(106,368)	(448,531)	387,194	747,770	(291,257)	144,578

TOTAL INCREASE (DECREASE) IN NET ASSETS	876,236	4,120,662	1,195,181	1,226,098	2,388,598	9,374,709	1,796,710	5,079,459

NET ASSETS AT DECEMBER 31, 2023	17,150,885	48,841,377	12,119,823	39,232,493	20,065,790	64,117,200	9,030,604	15,523,208

Changes From Operations:
Net investment income (loss)	889,674	2,128,646	845,300	1,388,695	214,812	(25,154)	47,662	(91,408)
Net realized gain (loss) on investments	5,477	(731,539)	(241,491)	(192,853)	1,269,278	4,702,139	1,060,409	2,490,520
Net change in unrealized appreciation or depreciation on investments	113,328	(655,734)	183,470	263,968	1,403,472	4,395,855	744,038	2,847,493
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,008,479	741,373	787,279	1,459,810	2,887,562	9,072,840	1,852,109	5,246,605

Changes From Unit Transactions:
Net unit transactions	2,073,219	7,157,140	1,491,646	(94,663)	(99,015)	(88,093)	(154,343)	(743,993)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,073,219	7,157,140	1,491,646	(94,663)	(99,015)	(88,093)	(154,343)	(743,993)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,081,698	7,898,513	2,278,925	1,365,147	2,788,547	8,984,747	1,697,766	4,502,612

NET ASSETS AT DECEMBER 31, 2024	$20,232,583	$56,739,890	$14,398,748	$40,597,640	$22,854,337	$73,101,947	$10,728,370	$20,025,820
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class	LVIP MFS International Growth Fund - Standard Class	LVIP MFS Value Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class	LVIP Mondrian International Value Fund - Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$36,998,984	$56,668,327	$3,044,955	$56,747,480	$87,102,293	$6,785,495	$20,536,015	$490,464

Changes From Operations:
Net investment income (loss)	1,151,315	676,241	55,544	986,515	1,276,836	(30,411)	590,502	3,736
Net realized gain (loss) on investments	(238,238)	2,076,237	(195,992)	2,575,148	7,097,834	(374,849)	(82,160)	26,333
Net change in unrealized appreciation or depreciation on investments	3,744,361	(973,045)	372,649	4,551,010	(1,077,431)	759,521	3,336,416	90,518
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,657,438	1,779,433	232,201	8,112,673	7,297,239	354,261	3,844,758	120,587

Changes From Unit Transactions:
Net unit transactions	1,111,330	3,159,765	(691,829)	2,595,983	11,135,159	2,482,606	(1,652,154)	(18,583)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,111,330	3,159,765	(691,829)	2,595,983	11,135,159	2,482,606	(1,652,154)	(18,583)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,768,768	4,939,198	(459,628)	10,708,656	18,432,398	2,836,867	2,192,604	102,004

NET ASSETS AT DECEMBER 31, 2023	42,767,752	61,607,525	2,585,327	67,456,136	105,534,691	9,622,362	22,728,619	592,468

Changes From Operations:
Net investment income (loss)	1,133,528	917,708	62,799	742,470	1,483,274	211,151	673,067	4,758
Net realized gain (loss) on investments	775,669	2,519,992	(5,073)	3,826,038	9,575,351	(207,086)	704,996	53,429
Net change in unrealized appreciation or depreciation on investments	1,489,149	645,077	141,004	493,240	1,067,831	(557,565)	(497,721)	37,530
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,398,346	4,082,777	198,730	5,061,748	12,126,456	(553,500)	880,342	95,717

Changes From Unit Transactions:
Net unit transactions	(1,916,035)	842,741	(26,373)	1,237,429	5,533,346	2,012,488	1,094,705	(17,405)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,916,035)	842,741	(26,373)	1,237,429	5,533,346	2,012,488	1,094,705	(17,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,482,311	4,925,518	172,357	6,299,177	17,659,802	1,458,988	1,975,047	78,312

NET ASSETS AT DECEMBER 31, 2024	$44,250,063	$66,533,043	$2,757,684	$73,755,313	$123,194,493	$11,081,350	$24,703,666	$670,780
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA Bond Index Fund - Standard Class	LVIP SSGA Conservative Index Allocation Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	LVIP SSGA International Index Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Standard Class	LVIP SSGA Mid-Cap Index Fund - Standard Class	LVIP SSGA Moderate Index Allocation Fund - Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$34,770,264	$10,964,564	$7,214,163	$127,182,213	$8,172,993	$—	$84,254,219	$79,685,872

Changes From Operations:
Net investment income (loss)	909,794	219,247	159,074	3,890,203	217,249	—	1,625,599	1,439,794
Net realized gain (loss) on investments	(365,719)	169,204	(209,113)	727,350	92,836	—	2,887,602	3,045,088
Net change in unrealized appreciation or depreciation on investments	1,311,754	701,023	976,679	17,467,159	1,045,561	—	6,543,572	6,991,195
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,855,829	1,089,474	926,640	22,084,712	1,355,646	—	11,056,773	11,476,077

Changes From Unit Transactions:
Net unit transactions	6,693,451	5,508	(142,528)	9,844,401	(72,332)	—	3,845,688	3,745,719
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,693,451	5,508	(142,528)	9,844,401	(72,332)	—	3,845,688	3,745,719

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,549,280	1,094,982	784,112	31,929,113	1,283,314	—	14,902,461	15,221,796

NET ASSETS AT DECEMBER 31, 2023	43,319,544	12,059,546	7,998,275	159,111,326	9,456,307	—	99,156,680	94,907,668

Changes From Operations:
Net investment income (loss)	1,525,136	284,114	236,263	4,970,617	269,418	126	2,170,633	2,050,819
Net realized gain (loss) on investments	(422,368)	173,302	57,303	2,775,830	389,123	148	3,579,339	5,958,174
Net change in unrealized appreciation or depreciation on investments	(792,719)	191,476	467,593	(3,777,743)	(449,770)	(223)	1,996,613	260,011
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	310,049	648,892	761,159	3,968,704	208,771	51	7,746,585	8,269,004

Changes From Unit Transactions:
Net unit transactions	11,291,295	36,148	(177,479)	16,700,182	710,428	10,049	1,134,248	2,953,396
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,291,295	36,148	(177,479)	16,700,182	710,428	10,049	1,134,248	2,953,396

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,601,344	685,040	583,680	20,668,886	919,199	10,100	8,880,833	11,222,400

NET ASSETS AT DECEMBER 31, 2024	$54,920,888	$12,744,586	$8,581,955	$179,780,212	$10,375,506	$10,100	$108,037,513	$106,130,068
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA S&P 500 Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$868,096,295	$105,800,576	$3,405,753	$40,746,569	$40,614,302	$1,752,579	$716,705	$1,432,715

Changes From Operations:
Net investment income (loss)	9,255,100	1,010,733	81,838	905,415	913,232	35,720	9,998	16,104
Net realized gain (loss) on investments	46,003,782	1,049,038	(134,812)	396,322	702,612	13,561	33,546	77,544
Net change in unrealized appreciation or depreciation on investments	171,225,562	17,428,164	391,614	3,740,208	3,984,544	174,620	64,741	167,216
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	226,484,444	19,487,935	338,640	5,041,945	5,600,388	223,901	108,285	260,864

Changes From Unit Transactions:
Net unit transactions	47,280,642	19,165,605	82,981	(1,226,546)	1,538,456	(31,826)	(9,987)	19,431
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	47,280,642	19,165,605	82,981	(1,226,546)	1,538,456	(31,826)	(9,987)	19,431

TOTAL INCREASE (DECREASE) IN NET ASSETS	273,765,086	38,653,540	421,621	3,815,399	7,138,844	192,075	98,298	280,295

NET ASSETS AT DECEMBER 31, 2023	1,141,861,381	144,454,116	3,827,374	44,561,968	47,753,146	1,944,654	815,003	1,713,010

Changes From Operations:
Net investment income (loss)	7,992,323	1,993,039	123,260	1,609,568	1,191,333	45,662	12,519	19,503
Net realized gain (loss) on investments	153,138,194	7,786,986	377,327	5,967,583	5,730,775	(26,939)	9,427	72,544
Net change in unrealized appreciation or depreciation on investments	112,998,488	5,836,854	(268,465)	(3,623,054)	(3,135,450)	144,549	55,985	102,122
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	274,129,005	15,616,879	232,122	3,954,097	3,786,658	163,272	77,931	194,169

Changes From Unit Transactions:
Net unit transactions	(9,988,989)	(922,983)	156,123	2,069,050	(10,029,643)	(5,959)	(12,319)	(180,090)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,988,989)	(922,983)	156,123	2,069,050	(10,029,643)	(5,959)	(12,319)	(180,090)

TOTAL INCREASE (DECREASE) IN NET ASSETS	264,140,016	14,693,896	388,245	6,023,147	(6,242,985)	157,313	65,612	14,079

NET ASSETS AT DECEMBER 31, 2024	$1,406,001,397	$159,148,012	$4,215,619	$50,585,115	$41,510,161	$2,101,967	$880,615	$1,727,089
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	LVIP Vanguard Bond Allocation Fund - Standard Class	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	LVIP Vanguard International Equity ETF Fund - Standard Class	LVIP Wellington Capital Growth Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Standard Class	M Capital Appreciation Fund
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$46,095,375	$3,092,779	$45,079,320	$174,186,607	$73,909,758	$27,437,094	$15,123,283	$1,245,585

Changes From Operations:
Net investment income (loss)	(313,230)	30,912	1,339,758	1,319,499	2,037,434	(166,894)	71,329	(1,313)
Net realized gain (loss) on investments	(859,851)	737	(652,391)	6,673,381	373,188	(532,058)	2,082,386	86,961
Net change in unrealized appreciation or depreciation on investments	10,744,140	414,491	1,857,507	34,529,287	8,523,579	10,656,616	453,772	196,860
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,571,059	446,140	2,544,874	42,522,167	10,934,201	9,957,664	2,607,487	282,508

Changes From Unit Transactions:
Net unit transactions	1,867,369	125,393	3,793,373	(444,431)	3,030,583	(2,884,024)	596,316	(36,149)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,867,369	125,393	3,793,373	(444,431)	3,030,583	(2,884,024)	596,316	(36,149)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,438,428	571,533	6,338,247	42,077,736	13,964,784	7,073,640	3,203,803	246,359

NET ASSETS AT DECEMBER 31, 2023	57,533,803	3,664,312	51,417,567	216,264,343	87,874,542	34,510,734	18,327,086	1,491,944

Changes From Operations:
Net investment income (loss)	(179,971)	66,235	1,787,556	1,204,724	2,031,524	(125,462)	161,614	23,939
Net realized gain (loss) on investments	7,366,630	17,594	(640,521)	14,647,816	1,850,904	7,567,268	2,027,245	117,517
Net change in unrealized appreciation or depreciation on investments	6,154,646	374,129	(639,009)	30,089,717	(1,148,307)	(1,033,751)	78,658	(3,499)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,341,305	457,958	508,026	45,942,257	2,734,121	6,408,055	2,267,517	137,957

Changes From Unit Transactions:
Net unit transactions	(4,594,790)	(117,674)	6,144,226	(6,699,453)	7,342,510	(40,918,789)	506,830	(22,756)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,594,790)	(117,674)	6,144,226	(6,699,453)	7,342,510	(40,918,789)	506,830	(22,756)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,746,515	340,284	6,652,252	39,242,804	10,076,631	(34,510,734)	2,774,347	115,201

NET ASSETS AT DECEMBER 31, 2024	$66,280,318	$4,004,596	$58,069,819	$255,507,147	$97,951,173	$—	$21,101,433	$1,607,145
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	M International Equity Fund	M Large Cap Growth Fund	M Large Cap Value Fund	Macquarie VIP Emerging Markets Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class	MFS® VIT Growth Series - Initial Class	MFS® VIT Total Return Series - Initial Class	MFS® VIT Utilities Series - Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,493,703	$794,863	$520,621	$73,085,980	$52,496,270	$42,805,850	$28,631,081	$31,184,802

Changes From Operations:
Net investment income (loss)	38,626	(4,650)	8,268	742,721	172,836	(312,648)	454,038	866,880
Net realized gain (loss) on investments	3,610	40,436	18,592	(1,006,857)	2,633,128	3,915,817	1,284,432	1,801,974
Net change in unrealized appreciation or depreciation on investments	181,143	186,336	7,415	10,094,400	2,107,024	10,899,714	1,212,153	(3,503,816)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	223,379	222,122	34,275	9,830,264	4,912,988	14,502,883	2,950,623	(834,962)

Changes From Unit Transactions:
Net unit transactions	(53,982)	(111,066)	(46,330)	844,542	1,685,625	(3,767,666)	2,071,667	(471,032)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(53,982)	(111,066)	(46,330)	844,542	1,685,625	(3,767,666)	2,071,667	(471,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	169,397	111,056	(12,055)	10,674,806	6,598,613	10,735,217	5,022,290	(1,305,994)

NET ASSETS AT DECEMBER 31, 2023	1,663,100	905,919	508,566	83,760,786	59,094,883	53,541,067	33,653,371	29,878,808

Changes From Operations:
Net investment income (loss)	49,450	(5,113)	8,335	1,845,208	486,291	(360,520)	693,720	530,715
Net realized gain (loss) on investments	63,470	214,992	113,086	871,244	3,927,948	7,398,290	1,824,783	1,339,424
Net change in unrealized appreciation or depreciation on investments	(62,748)	18,376	(29,897)	1,220,573	2,029,592	8,823,044	(82,869)	1,462,859
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	50,172	228,255	91,524	3,937,025	6,443,831	15,860,814	2,435,634	3,332,998

Changes From Unit Transactions:
Net unit transactions	293,258	2,071	(10,670)	1,257,292	(378,046)	(5,941,470)	671,018	(1,723,427)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	293,258	2,071	(10,670)	1,257,292	(378,046)	(5,941,470)	671,018	(1,723,427)

TOTAL INCREASE (DECREASE) IN NET ASSETS	343,430	230,326	80,854	5,194,317	6,065,785	9,919,344	3,106,652	1,609,571

NET ASSETS AT DECEMBER 31, 2024	$2,006,530	$1,136,245	$589,420	$88,955,103	$65,160,668	$63,460,411	$36,760,023	$31,488,379
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	MFS® VIT II Core Equity Portfolio - Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	Neuberger Berman AMT Sustainable Equity Portfolio - I Class	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	Putnam VT Global Health Care Fund - Class IB	Putnam VT Large Cap Value Fund - Class IB	Templeton Foreign VIP Fund - Class 1
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$3,778,797	$21,462,430	$2,722,619	$2,190,305	$15,462,472	$2,961,862	$2,377,307	$1,594,883

Changes From Operations:
Net investment income (loss)	(7,724)	(177,509)	9,534	(10,514)	2,429,813	(13,961)	33,311	42,903
Net realized gain (loss) on investments	234,416	(111,393)	171,123	59,074	(673,971)	225,305	99,362	(6,770)
Net change in unrealized appreciation or depreciation on investments	611,132	4,075,305	85,196	548,958	(3,064,953)	24,714	151,034	268,270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	837,824	3,786,403	265,853	597,518	(1,309,111)	236,058	283,707	304,403

Changes From Unit Transactions:
Net unit transactions	(185,095)	447,835	(152,829)	247,121	1,716,738	(131,144)	(523,573)	(194,758)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(185,095)	447,835	(152,829)	247,121	1,716,738	(131,144)	(523,573)	(194,758)

TOTAL INCREASE (DECREASE) IN NET ASSETS	652,729	4,234,238	113,024	844,639	407,627	104,914	(239,866)	109,645

NET ASSETS AT DECEMBER 31, 2023	4,431,526	25,696,668	2,835,643	3,034,944	15,870,099	3,066,776	2,137,441	1,704,528

Changes From Operations:
Net investment income (loss)	(3,883)	(221,287)	3,343	(19,789)	305,631	(10,839)	7,055	30,423
Net realized gain (loss) on investments	289,859	2,106,332	125,089	282,562	(556,441)	180,341	158,529	9,610
Net change in unrealized appreciation or depreciation on investments	502,596	4,268,296	103,878	494,922	911,710	(131,562)	226,928	(63,293)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	788,572	6,153,341	232,310	757,695	660,900	37,940	392,512	(23,260)

Changes From Unit Transactions:
Net unit transactions	(507,176)	(146,980)	(103,940)	(192,914)	1,908,897	(197,825)	1,008,177	(64,769)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(507,176)	(146,980)	(103,940)	(192,914)	1,908,897	(197,825)	1,008,177	(64,769)

TOTAL INCREASE (DECREASE) IN NET ASSETS	281,396	6,006,361	128,370	564,781	2,569,797	(159,885)	1,400,689	(88,029)

NET ASSETS AT DECEMBER 31, 2024	$4,712,922	$31,703,029	$2,964,013	$3,599,725	$18,439,896	$2,906,891	$3,538,130	$1,616,499
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Templeton Foreign VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 1	Templeton Growth VIP Fund - Class 1	Templeton Growth VIP Fund - Class 2	TOPS® Balanced ETF Portfolio - Class 2 Shares	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,671,077	$22,303,621	$2,786,560	$946,996	$496,236	$5,298,715

Changes From Operations:
Net investment income (loss)	66,969	(143,999)	86,491	25,832	6,538	80,714
Net realized gain (loss) on investments	(3,228)	(380,947)	(16,937)	(9,371)	7,129	85,528
Net change in unrealized appreciation or depreciation on investments	453,521	1,128,010	482,404	162,675	42,571	629,410
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	517,262	603,064	551,958	179,136	56,238	795,652

Changes From Unit Transactions:
Net unit transactions	(118,720)	1,354,775	(206,484)	(89,273)	73,592	1,313,895
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(118,720)	1,354,775	(206,484)	(89,273)	73,592	1,313,895

TOTAL INCREASE (DECREASE) IN NET ASSETS	398,542	1,957,839	345,474	89,863	129,830	2,109,547

NET ASSETS AT DECEMBER 31, 2023	3,069,619	24,261,460	3,132,034	1,036,859	626,066	7,408,262

Changes From Operations:
Net investment income (loss)	49,746	(156,332)	21,921	1,359	10,411	100,869
Net realized gain (loss) on investments	17,478	(728,091)	51,346	16,146	6,935	144,465
Net change in unrealized appreciation or depreciation on investments	(121,577)	(2,122,150)	89,088	32,138	23,345	363,828
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(54,353)	(3,006,573)	162,355	49,643	40,691	609,162

Changes From Unit Transactions:
Net unit transactions	3,939	3,763,140	46,917	(54,432)	67,438	423,209
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,939	3,763,140	46,917	(54,432)	67,438	423,209

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,414)	756,567	209,272	(4,789)	108,129	1,032,371

NET ASSETS AT DECEMBER 31, 2024	$3,019,205	$25,018,027	$3,341,306	$1,032,070	$734,195	$8,440,633
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements
December 31, 2024
1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of fourteen products as follows:

•Lincoln SVUL	•Lincoln SVULONE 2007
•Lincoln SVUL-I	•Lincoln Momentum SVULONE 2007
•Lincoln SVUL-II	•Lincoln PreservationEdge SVUL
•Lincoln SVUL-III	•Lincoln SVULONE 2013
•Lincoln SVUL-IV	•Lincoln SVULONE 2016
•Lincoln SVULONE	•Lincoln SVULONE 2019
•Lincoln Momentum SVULONE	•Lincoln SVULONE 2021
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty-four mutual funds (the Funds) of eighteen open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund - Series I Shares
Invesco V.I. Core Equity Fund - Series I Shares
Invesco V.I. Core Plus Bond Fund - Series I Shares
Invesco V.I. EQV International Equity Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS International Value Portfolio - Class A
AB VPS Large Cap Growth Portfolio - Class A
AB VPS Relative Value Portfolio - Class A
AB VPS Sustainable Global Thematic Portfolio - Class A

American Funds Insurance Series®:
American Funds Global Growth Fund - Class 2
American Funds Global Small Capitalization Fund - Class 2
American Funds Growth Fund - Class 2
American Funds Growth-Income Fund - Class 2
American Funds International Fund - Class 2

Delaware VIP® Trust:
Macquarie VIP Emerging Markets Series - Standard Class
Macquarie VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® VIP Growth Opportunities Portfolio - Service Class
Fidelity® VIP Growth Portfolio - Service Class
Fidelity® VIP High Income Portfolio - Service Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Fidelity® VIP Mid Cap Portfolio - Service Class
Fidelity® VIP Overseas Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund - Class 1
Franklin Mutual Shares VIP Fund - Class 1
Franklin Small-Mid Cap Growth VIP Fund - Class 1
Templeton Foreign VIP Fund - Class 1
Templeton Foreign VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 1
Templeton Growth VIP Fund - Class 1
Templeton Growth VIP Fund - Class 2

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Institutional Shares
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Global Research Portfolio - Institutional Shares
Janus Henderson Global Research Portfolio - Service Shares
Janus Henderson Global Technology and Innovation Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Portfolio - Class I

Lincoln Variable Insurance Products Trust*:
Lincoln Hedged S&P 500 Conservative Fund - Service Class**
Lincoln Hedged S&P 500 Fund - Service Class**
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP American Century Balanced Fund - Standard Class II
LVIP American Century Inflation Protection Fund - Standard Class II
LVIP American Century Ultra Fund - Standard Class
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Standard Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Core Equity Fund - Standard Class
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Standard Class
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
LVIP JPMorgan High Yield Fund - Standard Class
LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP Macquarie Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Macquarie High Yield Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Macquarie Value Fund - Standard Class
LVIP Macquarie Wealth Builder Fund - Standard Class
LVIP MFS International Growth Fund - Standard Class
LVIP MFS Value Fund - Standard Class
LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Standard Class
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Standard Class
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Standard Class
LVIP Wellington SMID Cap Value Fund - Standard Class

M Fund, Inc.:
M Capital Appreciation Fund
M International Equity Fund

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

M Large Cap Growth Fund
M Large Cap Value Fund

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class
MFS® VIT Total Return Series - Initial Class
MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Northern Lights Variable Trust:
TOPS® Balanced ETF Portfolio - Class 2 Shares
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares

PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

Putnam Variable Trust:
Putnam VT Global Health Care Fund - Class IB
Putnam VT Large Cap Value Fund - Class IB
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2024
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2024. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable life contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2024 and 2023.
Investment Fund Changes: During 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Small/Mid Cap Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class A
AB VPS Growth and Income Portfolio - Class A	AB VPS Relative Value Portfolio - Class A
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Standard Class	LVIP Delaware U.S. REIT Fund - Standard Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP SSGA Developed International 150 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP SSGA Large Cap 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
Also during 2023, the JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 fund ceased to be available as an investment option to Variable Account contract owners.
During 2024, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2024, the 2024 Statements of operations and Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2024:

Lincoln S&P 500 Buffer Fund May - Service Class	LVIP SSGA Mid-Cap Index Fund - Standard Class
Lincoln S&P 500 Ultra Buffer Fund May - Service Class
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II
American Century VP Inflation Protection Fund - Class I	LVIP American Century Inflation Protection Fund - Standard Class II

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln S&P 500 Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations. The rates are as follows for the fourteen policy types within the Variable Account:

- Lincoln SVUL - annual rate of .80%.
- Lincoln SVUL-I - annual rate of .80%.
- Lincoln SVUL-II - annual rate of .80%.
- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.
- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.
- Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln Momentum SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln Momentum SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and .00% thereafter.
- Lincoln SVULONE 2013 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln SVULONE 2016 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln SVULONE 2019 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln SVULONE 2021 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2024 and 2023, amounted to $19,432,612 and $24,768,383, respectively.
The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2024 and 2023, amounted to $87,924,347 and $92,045,747, respectively.
The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2024 and 2023, amounted to $73,603,376 and $67,987,229, respectively.
Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2024 and 2023, no transfer fees were deducted from the variable subaccounts.
The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln Momentum SVULONE, Lincoln SVULONE 2007, Lincoln Momentum SVULONE 2007, Lincoln PreservationEdge SVUL, Lincoln SVULONE 2013, Lincoln SVULONE 2016 and Lincoln SVULONE 2019. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the years ended December 31, 2024 and 2023, amounted to $1,505,072 and $802,057, respectively.
Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of changes in net assets.

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2024, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2024		0.00%	0.90%	15.39	78.06	1,960,239	43,756,604	9.03%	10.02%	0.88%
	2023		0.00%	0.90%	14.05	71.02	1,808,513	39,743,378	16.13%	17.18%	1.09%
	2022		0.00%	0.90%	12.04	60.67	1,544,323	32,281,026	-16.39%	-15.63%	1.11%
	2021		0.00%	0.90%	15.60	71.98	1,439,445	39,188,846	34.73%	35.81%	0.77%
	2020		0.10%	0.90%	11.50	53.00	1,474,590	31,481,745	2.44%	3.27%	1.10%

AB VPS International Value Portfolio - Class A	2024		0.10%	0.80%	10.59	26.21	269,141	3,294,101	4.23%	4.96%	2.73%
	2023		0.10%	0.80%	10.16	24.97	263,832	3,064,951	14.23%	15.03%	0.81%
	2022		0.10%	0.80%	8.90	21.71	289,157	2,934,931	-14.30%	-13.70%	4.56%
	2021		0.10%	0.80%	10.38	25.16	311,584	3,763,142	10.20%	10.97%	1.98%
	2020		0.10%	0.80%	7.55	22.67	349,001	3,766,206	1.65%	2.36%	2.06%

AB VPS Large Cap Growth Portfolio - Class A	2024		0.20%	0.80%	13.92	84.58	98,366	5,866,011	24.26%	25.01%	0.05%
	2023		0.40%	0.80%	15.79	74.07	97,398	4,840,447	34.05%	34.59%	0.00%
	2022		0.40%	0.80%	11.74	55.86	97,187	4,132,380	-29.08%	-28.79%	0.00%
	2021		0.40%	0.80%	67.22	78.76	99,045	6,297,973	27.91%	28.20%	0.00%
	2020		0.60%	0.80%	52.54	61.56	96,766	5,179,889	34.41%	34.67%	0.00%

AB VPS Relative Value Portfolio - Class A	2024		0.10%	0.80%	15.86	72.74	322,920	13,090,052	12.12%	12.91%	1.45%
	2023		0.10%	0.80%	14.09	64.43	336,271	12,945,835	11.13%	11.91%	1.53%
	2022		0.10%	0.80%	12.63	57.57	323,711	11,677,192	-4.96%	-4.29%	1.32%
	2021		0.10%	0.80%	17.73	60.15	335,687	12,629,574	27.14%	28.03%	0.84%
	2020		0.10%	0.80%	13.86	46.98	412,189	11,673,274	1.90%	2.62%	1.61%

AB VPS Sustainable Global Thematic Portfolio - Class A	2024		0.00%	0.90%	14.49	58.33	636,100	17,410,039	5.26%	6.21%	0.00%
	2023		0.00%	0.90%	13.70	54.98	539,758	13,341,734	14.97%	16.01%	0.29%
	2022		0.00%	0.90%	11.86	47.44	533,458	11,768,961	-27.64%	-26.98%	0.00%
	2021		0.00%	0.90%	27.34	65.03	478,274	15,296,592	21.77%	22.75%	0.00%
	2020		0.10%	0.90%	22.45	52.98	417,316	11,265,264	38.16%	39.27%	0.68%

American Funds Global Growth Fund - Class 2	2024		0.00%	0.90%	15.15	73.49	4,446,405	126,861,345	12.66%	13.68%	1.58%
	2023		0.00%	0.90%	13.38	64.71	4,090,734	108,613,308	21.51%	22.60%	0.92%
	2022		0.00%	0.90%	10.96	52.83	4,042,591	89,639,499	-25.41%	-24.74%	0.71%
	2021		0.00%	0.90%	23.02	70.27	3,255,266	104,380,210	15.38%	16.30%	0.34%
	2020		0.10%	0.90%	19.81	60.42	3,197,742	89,700,945	29.30%	30.33%	0.36%

American Funds Global Small Capitalization Fund - Class 2	2024		0.00%	0.90%	11.36	47.22	2,564,736	49,330,125	1.41%	2.33%	1.06%
	2023		0.00%	0.90%	11.15	46.19	2,334,996	45,906,952	15.13%	16.17%	0.28%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value (3)	Maximum Unit Value (3)	Units Outstanding	Net Assets	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	0.90%	9.63	48.59	2,147,350	38,096,506	-30.19%	-29.55%	0.00%
	2021		0.00%	0.90%	18.91	69.52	1,674,391	45,369,148	5.78%	6.63%	0.00%
	2020		0.10%	0.90%	17.75	65.66	1,527,277	40,940,345	28.56%	29.59%	0.17%

American Funds Growth Fund - Class 2	2024		0.00%	0.90%	21.59	137.46	7,701,626	359,499,937	30.45%	31.63%	0.34%
	2023		0.00%	0.90%	16.47	104.54	7,738,266	291,275,530	37.24%	38.48%	0.36%
	2022		0.00%	0.90%	11.94	75.56	7,475,598	217,646,542	-30.57%	-29.94%	0.33%
	2021		0.00%	0.90%	28.79	107.96	6,325,776	287,604,509	20.90%	21.87%	0.22%
	2020		0.10%	0.90%	23.64	88.59	6,221,359	243,006,838	50.72%	51.93%	0.32%

American Funds Growth-Income Fund - Class 2	2024		0.00%	0.90%	17.58	90.10	10,631,844	362,518,006	23.11%	24.23%	1.12%
	2023		0.00%	0.90%	14.20	72.60	10,117,495	297,246,960	25.01%	26.14%	1.40%
	2022		0.00%	0.90%	11.31	57.62	9,702,546	238,937,835	-17.24%	-16.49%	1.31%
	2021		0.00%	0.90%	20.10	69.06	8,941,857	281,326,171	22.98%	23.97%	1.14%
	2020		0.10%	0.90%	16.23	55.71	8,378,684	222,708,535	12.53%	13.43%	1.40%

American Funds International Fund - Class 2	2024		0.00%	0.90%	10.55	32.04	7,746,369	123,670,887	2.23%	3.16%	1.22%
	2023		0.00%	0.90%	10.27	34.86	7,109,040	114,835,746	14.81%	15.84%	1.35%
	2022		0.00%	0.90%	8.90	30.33	6,676,584	97,367,020	-21.50%	-20.79%	1.80%
	2021		0.00%	0.90%	14.76	38.60	6,121,871	116,512,521	-2.38%	-1.59%	2.55%
	2020		0.10%	0.90%	15.01	39.50	5,396,740	107,832,467	12.95%	13.86%	0.67%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.00%	0.90%	15.44	26.36	7,841,906	145,629,444	5.72%	6.57%	0.93%
	2020		0.10%	0.90%	14.50	24.74	7,430,741	132,032,000	19.92%	20.89%	1.38%

ClearBridge Variable Mid Cap Portfolio - Class I	2024		0.00%	0.90%	13.33	21.34	1,027,799	19,291,993	9.02%	10.01%	0.61%
	2023		0.00%	0.90%	12.17	19.42	1,009,304	17,810,505	11.91%	12.92%	0.13%
	2022		0.00%	0.90%	10.82	17.21	1,004,561	15,796,811	-25.98%	-25.31%	0.35%
	2021		0.00%	0.90%	18.40	23.07	957,131	20,478,871	27.55%	28.58%	0.03%
	2020		0.10%	0.90%	14.32	17.94	941,525	16,004,299	14.32%	15.24%	0.31%

DWS Alternative Asset Allocation VIP Portfolio - Class A	2024		0.00%	0.90%	11.96	19.58	811,134	11,528,473	4.69%	5.64%	3.63%
	2023		0.00%	0.90%	12.25	18.55	753,176	10,239,021	5.24%	6.19%	6.70%
	2022		0.00%	0.90%	11.53	17.49	711,159	9,398,486	-8.25%	-7.42%	7.26%
	2021		0.00%	0.90%	12.91	18.91	663,839	9,240,645	11.73%	12.63%	1.68%
	2020		0.10%	0.90%	11.54	16.79	419,842	5,415,531	4.76%	5.60%	2.53%

DWS Equity 500 Index VIP Portfolio - Class A	2024		0.20%	0.80%	13.79	66.78	2,381,218	101,531,677	23.63%	24.38%	1.21%
	2023		0.20%	0.80%	14.78	53.91	2,434,792	86,630,692	25.00%	25.75%	1.38%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.20%	0.80%	11.78	48.67	2,398,578	72,299,757	-18.99%	-18.50%	1.24%
	2021		0.20%	0.80%	25.09	60.07	2,210,732	90,850,582	27.38%	28.14%	1.43%
	2020		0.20%	0.80%	19.58	47.16	2,221,524	72,594,125	17.16%	17.86%	1.66%

DWS Small Cap Index VIP Portfolio - Class A	2024		0.20%	0.80%	11.38	53.03	323,910	9,359,837	10.27%	10.93%	1.17%
	2023		0.20%	0.80%	12.47	48.09	301,488	8,720,499	15.83%	16.52%	1.12%
	2022		0.20%	0.80%	10.72	45.81	251,315	7,832,431	-21.27%	-20.79%	0.92%
	2021		0.20%	0.80%	21.03	58.18	232,425	9,942,922	13.59%	14.27%	0.82%
	2020		0.20%	0.80%	18.41	51.22	244,162	9,202,393	18.48%	19.19%	1.12%

Fidelity® VIP Asset Manager Portfolio - Initial Class	2024		0.80%	0.80%	31.66	31.66	19,917	630,600	7.63%	7.63%	2.45%
	2023		0.80%	0.80%	29.42	29.42	20,515	603,478	12.04%	12.04%	2.40%
	2022		0.80%	0.80%	26.25	26.25	20,340	533,997	-15.61%	-15.61%	2.08%
	2021		0.80%	0.80%	31.11	31.11	21,003	653,457	9.04%	9.04%	1.65%
	2020		0.80%	0.80%	28.53	28.53	20,838	594,542	13.96%	13.96%	1.55%

Fidelity® VIP Contrafund® Portfolio - Service Class	2024		0.00%	0.90%	20.01	110.25	4,620,751	191,183,185	32.44%	33.63%	0.09%
	2023		0.00%	0.90%	15.04	82.59	4,714,300	154,975,850	32.15%	33.34%	0.39%
	2022		0.00%	0.90%	11.32	62.00	4,746,884	123,086,549	-27.04%	-26.38%	0.41%
	2021		0.00%	0.90%	23.37	84.30	4,293,988	164,118,695	26.57%	27.58%	0.05%
	2020		0.10%	0.90%	18.33	66.08	4,237,816	132,602,730	29.26%	30.30%	0.15%

Fidelity® VIP Equity-Income Portfolio - Initial Class	2024		0.80%	0.80%	48.72	48.72	51,212	2,495,087	14.43%	14.43%	1.75%
	2023		0.80%	0.80%	42.58	42.58	56,101	2,388,650	9.77%	9.77%	1.89%
	2022		0.80%	0.80%	38.79	38.79	62,366	2,419,138	-5.72%	-5.72%	1.87%
	2021		0.80%	0.80%	41.14	41.14	66,898	2,752,227	23.90%	23.90%	1.82%
	2020		0.80%	0.80%	33.21	33.21	77,927	2,587,588	5.84%	5.84%	1.80%

Fidelity® VIP Equity-Income Portfolio - Service Class	2024		0.20%	0.80%	12.26	44.89	121,530	2,771,126	14.33%	15.01%	1.68%
	2023		0.40%	0.80%	13.62	39.27	113,864	2,523,758	9.65%	10.09%	1.82%
	2022		0.40%	0.80%	12.38	39.38	90,351	2,492,204	-5.84%	-5.47%	1.79%
	2021		0.40%	0.80%	35.80	41.82	81,008	2,949,408	23.83%	24.08%	1.85%
	2020		0.60%	0.80%	28.85	33.77	74,842	2,345,452	5.70%	5.91%	1.73%

Fidelity® VIP Growth Opportunities Portfolio - Service Class	2024		0.80%	0.80%	71.87	74.17	88,409	6,501,370	37.65%	37.65%	0.00%
	2023		0.80%	0.80%	52.21	53.88	98,421	5,251,514	44.35%	44.35%	0.00%
	2022		0.80%	0.80%	36.17	37.33	108,360	4,015,106	-38.71%	-38.71%	0.00%
	2021		0.80%	0.80%	59.01	60.90	120,235	7,278,340	10.94%	10.94%	0.00%
	2020		0.80%	0.80%	53.19	54.90	123,734	6,748,664	67.15%	67.15%	0.01%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Fidelity® VIP Growth Portfolio - Service Class	2024		0.00%	0.90%	21.46	145.44	2,881,758	124,777,229	29.10%	30.27%	0.00%
	2023		0.00%	0.90%	16.54	111.76	2,800,857	98,740,281	34.88%	36.09%	0.04%
	2022		0.00%	0.90%	12.20	82.20	2,773,664	74,010,589	-25.20%	-24.52%	0.50%
	2021		0.00%	0.90%	29.23	109.02	2,055,121	84,492,674	21.98%	22.96%	0.00%
	2020		0.10%	0.90%	23.80	88.66	2,009,547	69,168,094	42.46%	43.61%	0.06%

Fidelity® VIP High Income Portfolio - Service Class	2024		0.80%	0.80%	22.90	22.90	102,117	2,338,715	7.86%	7.86%	5.94%
	2023		0.80%	0.80%	21.23	21.23	102,401	2,174,365	9.62%	9.62%	5.79%
	2022		0.80%	0.80%	19.37	19.37	103,141	1,997,819	-12.26%	-12.26%	5.13%
	2021		0.80%	0.80%	22.08	22.08	106,906	2,360,139	3.66%	3.66%	5.28%
	2020		0.80%	0.80%	21.29	21.30	105,348	2,243,550	1.83%	1.83%	4.92%

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	2024		0.80%	0.80%	23.66	23.66	49,256	1,165,528	0.98%	0.98%	3.49%
	2023		0.80%	0.80%	23.43	23.43	51,106	1,197,587	5.36%	5.36%	2.64%
	2022		0.80%	0.80%	22.24	22.24	50,880	1,131,670	-13.65%	-13.65%	2.13%
	2021		0.80%	0.80%	25.76	25.76	57,074	1,470,177	-1.40%	-1.40%	2.04%
	2020		0.80%	0.80%	26.12	26.12	55,757	1,456,626	8.52%	8.52%	2.23%

Fidelity® VIP Mid Cap Portfolio - Service Class	2024		0.00%	0.90%	16.63	70.17	3,552,204	89,658,817	16.30%	17.35%	0.48%
	2023		0.00%	0.90%	14.23	59.85	3,466,759	77,268,542	13.97%	15.00%	0.54%
	2022		0.00%	0.90%	12.42	52.10	3,247,510	64,974,508	-15.62%	-14.85%	0.41%
	2021		0.00%	0.90%	17.73	61.25	3,123,486	75,910,828	24.38%	25.38%	0.52%
	2020		0.10%	0.90%	14.16	48.85	3,258,246	64,215,273	16.98%	17.92%	0.56%

Fidelity® VIP Overseas Portfolio - Service Class	2024		0.10%	0.80%	12.80	38.30	200,290	5,114,088	4.12%	4.85%	1.61%
	2023		0.10%	0.80%	12.24	36.53	204,385	5,061,592	19.45%	20.29%	0.94%
	2022		0.10%	0.80%	10.21	30.37	211,471	4,554,676	-25.19%	-24.66%	1.00%
	2021		0.10%	0.80%	17.70	40.30	202,143	6,038,741	18.62%	19.45%	0.46%
	2020		0.10%	0.80%	14.89	33.74	197,999	5,170,341	14.57%	15.38%	0.38%

Franklin Income VIP Fund - Class 1	2024		0.00%	0.90%	12.84	38.91	3,384,208	60,854,272	6.50%	7.46%	5.19%
	2023		0.00%	0.90%	11.99	36.25	3,215,839	55,143,845	7.90%	8.87%	5.37%
	2022		0.00%	0.90%	11.06	33.33	2,601,173	43,477,312	-6.09%	-5.24%	4.89%
	2021		0.00%	0.90%	14.03	35.20	2,621,792	48,740,751	15.96%	16.89%	4.64%
	2020		0.10%	0.90%	12.01	30.12	2,588,854	41,520,855	0.07%	0.87%	5.71%

Franklin Mutual Shares VIP Fund - Class 1	2024		0.00%	0.90%	13.09	45.41	1,277,718	26,983,933	10.50%	11.50%	2.21%
	2023		0.00%	0.90%	11.79	40.76	1,211,991	24,534,510	12.71%	13.73%	2.14%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	0.90%	10.41	35.88	1,197,907	22,529,046	-7.99%	-7.15%	2.15%
	2021		0.00%	0.90%	13.27	38.68	1,177,183	23,811,004	18.45%	19.40%	3.09%
	2020		0.10%	0.90%	11.13	32.40	1,133,846	19,730,552	-5.70%	-4.94%	3.24%

Franklin Small-Mid Cap Growth VIP Fund - Class 1	2024		0.10%	0.80%	14.90	80.02	227,657	7,494,151	10.43%	11.20%	0.00%
	2023		0.10%	0.80%	13.44	71.96	216,788	7,079,489	26.11%	27.00%	0.00%
	2022		0.10%	0.80%	10.61	56.66	187,268	5,505,125	-34.05%	-33.59%	0.00%
	2021		0.10%	0.80%	24.26	85.32	170,452	8,719,134	9.38%	10.14%	0.00%
	2020		0.10%	0.80%	22.05	77.46	207,730	9,584,259	54.29%	55.37%	0.00%

Invesco V.I. American Franchise Fund - Series I Shares	2024		0.40%	0.80%	19.35	56.95	795,649	20,811,812	33.81%	34.35%	0.00%
	2023		0.40%	0.80%	14.40	42.56	857,519	16,845,501	39.80%	40.36%	0.00%
	2022		0.80%	0.80%	12.91	35.70	853,418	12,203,094	-31.66%	-31.66%	0.00%
	2021		0.80%	0.80%	18.89	52.24	854,779	18,301,368	11.03%	11.03%	0.00%
	2020		0.80%	0.80%	17.01	47.05	887,047	17,243,436	41.22%	41.22%	0.07%

Invesco V.I. Core Equity Fund - Series I Shares	2024		0.40%	0.80%	16.89	42.75	665,555	18,717,096	24.61%	25.11%	0.71%
	2023		0.40%	0.80%	13.50	34.31	702,869	15,937,334	22.38%	22.87%	0.74%
	2022		0.80%	0.80%	17.74	33.63	731,048	13,635,180	-21.18%	-21.18%	0.92%
	2021		0.80%	0.80%	22.50	42.67	709,268	17,957,576	26.72%	26.72%	0.66%
	2020		0.80%	0.80%	17.76	33.67	753,038	15,088,321	12.94%	12.94%	1.36%

Invesco V.I. Core Plus Bond Fund - Series I Shares	2024		0.80%	0.80%	17.47	17.47	36,958	645,705	2.24%	2.24%	3.71%
	2023		0.80%	0.80%	17.09	17.09	39,462	674,361	5.29%	5.29%	2.65%
	2022		0.80%	0.80%	16.23	16.23	38,292	621,474	-15.22%	-15.22%	0.55%
	2021		0.80%	0.80%	19.14	19.14	39,510	756,322	-1.45%	-1.45%	1.51%
	2020		0.80%	0.80%	19.42	19.42	34,829	676,512	8.85%	8.85%	1.93%

Invesco V.I. EQV International Equity Fund - Series I Shares	2024		0.00%	0.90%	11.60	29.49	1,407,145	21,715,561	-0.28%	0.62%	1.80%
	2023		0.00%	0.90%	11.57	29.54	1,313,719	20,306,804	17.09%	18.15%	0.20%
	2022		0.00%	0.90%	9.84	32.63	1,345,234	17,606,154	-19.04%	-18.31%	1.79%
	2021		0.00%	0.90%	14.66	40.26	1,260,751	20,732,052	4.94%	5.78%	1.25%
	2020		0.10%	0.90%	13.93	38.32	1,374,800	21,416,217	12.97%	13.88%	2.36%

Janus Henderson Balanced Portfolio - Institutional Shares	2024		0.80%	0.80%	46.16	52.67	268,284	12,662,582	14.51%	14.51%	2.07%
	2023		0.80%	0.80%	40.31	46.00	280,580	11,569,183	14.61%	14.61%	2.09%
	2022		0.80%	0.80%	35.17	40.14	298,974	10,756,670	-17.15%	-17.15%	1.24%
	2021		0.80%	0.80%	42.46	48.45	310,115	13,471,298	16.26%	16.26%	0.91%
	2020		0.80%	0.80%	36.52	41.67	319,398	11,962,337	13.40%	13.40%	1.84%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Janus Henderson Balanced Portfolio - Service Shares	2024		0.40%	0.80%	13.95	48.78	168,009	3,479,482	14.23%	14.69%	1.76%
	2023		0.40%	0.80%	12.17	42.71	169,025	4,140,313	14.22%	14.67%	1.69%
	2022		0.40%	0.80%	10.61	38.46	177,716	4,533,295	-17.28%	-16.95%	1.02%
	2021		0.40%	0.80%	44.07	46.50	105,352	4,626,438	15.98%	16.21%	0.68%
	2020		0.60%	0.80%	37.92	40.09	100,571	3,940,160	13.12%	13.35%	1.51%

Janus Henderson Enterprise Portfolio - Service Shares	2024		0.20%	0.80%	12.21	93.59	118,455	3,867,194	14.40%	15.09%	0.61%
	2023		0.40%	0.80%	13.15	94.77	111,033	3,854,188	16.84%	17.31%	0.10%
	2022		0.40%	0.80%	11.21	81.11	75,013	3,216,187	-16.82%	-16.48%	0.08%
	2021		0.40%	0.80%	75.22	97.51	62,162	4,058,925	15.61%	15.84%	0.24%
	2020		0.60%	0.80%	65.06	84.35	58,106	4,040,458	18.23%	18.47%	0.00%

Janus Henderson Global Research Portfolio - Institutional Shares	2024		0.80%	0.80%	23.48	36.88	737,279	18,004,171	22.60%	22.60%	0.75%
	2023		0.80%	0.80%	19.15	30.08	749,297	14,957,243	25.77%	25.77%	0.93%
	2022		0.80%	0.80%	15.23	23.92	773,957	12,294,140	-20.05%	-20.05%	1.05%
	2021		0.80%	0.80%	19.05	29.92	777,723	15,475,080	17.15%	17.15%	0.52%
	2020		0.80%	0.80%	16.26	25.54	750,009	12,798,614	19.10%	19.10%	0.73%

Janus Henderson Global Research Portfolio - Service Shares	2024		0.40%	0.80%	16.78	38.44	157,679	3,678,895	22.28%	22.77%	0.60%
	2023		0.40%	0.80%	13.67	31.43	169,768	3,255,619	25.46%	25.96%	0.78%
	2022		0.40%	0.80%	10.85	28.58	175,093	2,693,854	-20.25%	-19.93%	0.90%
	2021		0.40%	0.80%	31.41	35.84	99,246	3,302,902	16.86%	16.86%	0.36%
	2020		0.80%	0.80%	26.88	30.67	107,091	3,054,653	18.81%	18.81%	0.55%

Janus Henderson Global Technology and Innovation Portfolio - Service Shares	2024		0.80%	0.80%	44.80	44.80	358,684	16,068,296	30.71%	30.71%	0.00%
	2023		0.80%	0.80%	34.27	34.28	404,470	13,862,609	53.05%	53.05%	0.00%
	2022		0.80%	0.80%	22.39	22.40	342,775	7,676,094	-37.63%	-37.63%	0.00%
	2021		0.80%	0.80%	35.90	35.91	355,054	12,747,357	16.81%	16.81%	0.11%
	2020		0.80%	0.80%	30.74	30.74	393,413	12,092,161	49.53%	49.53%	0.00%

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	2022		0.00%	0.90%	11.15	13.50	533,002	6,995,783	-18.34%	-17.60%	1.86%
	2021		0.00%	0.90%	15.65	16.40	727,789	11,799,306	8.53%	9.40%	1.01%
	2020		0.10%	0.90%	14.41	15.11	716,482	10,678,777	14.65%	15.57%	1.87%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2024		0.00%	0.90%	16.36	108.16	2,604,213	87,144,311	24.80%	25.93%	0.00%
	2023		0.00%	0.90%	15.76	85.98	2,598,179	73,629,191	45.01%	46.32%	0.00%
	2022		0.00%	0.90%	10.77	58.82	2,763,617	55,524,677	-41.25%	-40.72%	0.00%
	2021		0.00%	0.90%	26.13	99.32	1,982,915	72,204,054	19.39%	20.35%	0.00%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.10%	0.90%	21.73	82.52	2,002,216	62,302,865	35.25%	36.33%	0.00%

LVIP American Century Balanced Fund - Standard Class II	2024		0.00%	0.90%	14.88	19.25	1,596,849	28,540,230	11.06%	12.06%	2.11%
	2023		0.00%	0.90%	13.27	17.19	1,493,362	24,092,292	15.36%	16.41%	1.95%
	2022		0.00%	0.90%	11.40	14.79	1,431,156	20,046,250	-18.01%	-17.27%	1.21%
	2021		0.00%	0.90%	17.10	17.89	1,400,358	24,138,476	14.73%	15.65%	0.72%
	2020		0.10%	0.90%	14.91	15.47	1,283,314	19,271,734	11.52%	12.41%	1.21%

LVIP American Century Inflation Protection Fund - Standard Class II	2024		0.10%	0.80%	10.37	16.78	463,694	6,463,078	1.00%	1.71%	4.04%
	2023		0.10%	0.80%	10.22	16.58	434,351	6,082,347	2.77%	3.50%	3.60%
	2022		0.10%	0.80%	9.91	16.10	484,613	6,611,540	-13.57%	-12.96%	5.15%
	2021		0.10%	0.80%	12.71	18.59	500,048	8,279,448	5.76%	6.51%	3.41%
	2020		0.10%	0.80%	11.95	17.54	460,879	7,238,533	8.93%	9.70%	1.62%

LVIP American Century Ultra Fund - Standard Class	2024	8/23/2024	0.00%	0.90%	17.64	122.58	944,705	42,496,715	6.43%	6.77%	0.00%

LVIP Baron Growth Opportunities Fund - Service Class	2024		0.00%	0.90%	13.46	90.41	1,815,353	48,284,969	4.50%	5.44%	0.23%
	2023		0.00%	0.90%	12.82	85.82	1,679,083	44,158,925	16.75%	17.81%	0.00%
	2022		0.00%	0.90%	10.93	72.92	1,537,254	36,648,788	-26.49%	-25.83%	0.00%
	2021		0.00%	0.90%	24.82	98.42	1,330,044	46,104,890	17.66%	18.60%	0.00%
	2020		0.10%	0.90%	20.95	82.98	1,220,915	36,762,826	32.88%	33.95%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2024		0.20%	0.80%	25.77	60.50	13,712	424,376	4.86%	5.49%	0.46%
	2023		0.20%	0.80%	24.43	57.58	9,893	481,796	17.17%	17.87%	0.00%
	2022		0.20%	0.80%	20.73	49.04	8,532	381,117	-26.24%	-25.79%	0.00%
	2021		0.20%	0.80%	27.93	66.35	12,642	786,052	18.07%	18.77%	0.00%
	2020		0.20%	0.80%	23.52	56.09	13,127	687,985	33.34%	34.15%	0.00%

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	18.12	51.08	2,252,480	46,036,454	10.61%	11.39%	2.83%
	2023		0.10%	0.80%	16.28	45.86	2,194,325	42,870,856	8.52%	9.28%	2.76%
	2022		0.10%	0.80%	14.91	41.96	2,072,894	38,416,551	-3.06%	-2.38%	2.33%
	2021		0.10%	0.80%	15.29	42.99	2,197,585	41,953,241	22.09%	22.95%	2.12%
	2020		0.10%	0.80%	12.45	34.96	2,282,610	35,582,620	0.31%	1.02%	2.26%

LVIP BlackRock Global Allocation Fund - Standard Class	2024		0.00%	0.90%	13.04	27.70	8,699,427	151,080,333	8.52%	9.51%	1.35%
	2023		0.00%	0.90%	11.96	25.32	8,526,062	138,886,418	12.61%	13.62%	2.85%
	2022	6/3/2022	0.00%	0.90%	10.57	22.31	8,258,363	124,126,710	-5.43%	-4.94%	0.38%

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	12.67	15.87	1,361,285	19,844,033	10.18%	11.17%	2.36%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.90%	11.39	14.29	1,309,809	17,313,240	10.68%	11.68%	2.37%
	2022		0.00%	0.90%	10.20	12.81	1,211,535	14,449,869	-17.27%	-16.52%	1.66%
	2021		0.00%	0.90%	14.68	15.36	968,474	14,257,143	11.68%	12.58%	1.40%
	2020		0.10%	0.90%	13.14	13.64	812,873	10,714,675	1.07%	1.88%	1.75%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2024		0.00%	0.90%	11.01	14.05	2,090,110	25,044,014	1.72%	2.64%	4.05%
	2023		0.00%	0.90%	10.77	13.70	1,918,325	22,718,672	4.13%	5.07%	2.44%
	2022		0.00%	0.90%	10.52	13.05	1,872,777	21,371,845	-5.56%	-4.70%	8.36%
	2021		0.00%	0.90%	11.51	13.71	2,142,072	25,573,737	3.73%	4.57%	6.92%
	2020		0.10%	0.90%	11.06	13.11	1,607,896	18,644,846	4.33%	5.17%	0.17%

LVIP BlackRock Real Estate Fund - Standard Class	2024		0.00%	0.90%	9.71	40.11	1,807,363	23,183,940	0.70%	1.61%	2.79%
	2023		0.00%	0.90%	9.60	39.52	1,738,650	22,468,793	12.05%	13.06%	3.05%
	2022		0.00%	0.90%	9.58	34.99	1,668,264	19,373,644	-29.28%	-28.64%	1.83%
	2021		0.00%	0.90%	14.35	49.08	1,240,425	20,825,698	26.87%	27.89%	7.01%
	2020		0.10%	0.90%	11.31	38.38	1,210,724	15,755,611	-3.09%	-2.31%	5.85%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	13.48	17.31	447,281	7,110,136	12.41%	13.42%	2.06%
	2023		0.00%	0.90%	11.88	15.27	449,948	6,377,523	11.35%	12.35%	2.02%
	2022		0.00%	0.90%	10.58	13.61	406,073	5,181,886	-17.26%	-16.51%	1.47%
	2021		0.00%	0.90%	15.60	16.32	362,505	5,640,201	13.63%	14.55%	1.35%
	2020		0.10%	0.90%	13.72	14.24	310,686	4,280,616	2.42%	3.24%	1.64%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	19.26	74.17	253,150	8,880,223	29.37%	30.28%	0.01%
	2023		0.10%	0.80%	14.83	56.93	254,489	6,543,108	33.08%	34.02%	0.41%
	2022		0.10%	0.80%	11.10	42.48	267,961	5,240,717	-27.32%	-26.81%	0.00%
	2021		0.10%	0.80%	21.72	58.04	269,865	7,205,380	29.81%	30.73%	0.00%
	2020		0.10%	0.80%	16.67	44.40	298,057	6,105,082	22.83%	23.69%	0.35%

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	22.15	58.43	338,609	7,789,851	18.28%	19.11%	0.01%
	2023		0.10%	0.80%	18.69	49.05	383,737	7,627,121	16.82%	17.64%	0.28%
	2022		0.10%	0.80%	15.97	41.70	373,259	6,680,666	-24.18%	-23.64%	0.00%
	2021		0.10%	0.80%	21.02	54.61	346,093	8,008,485	12.38%	13.17%	0.00%
	2020		0.10%	0.80%	18.66	48.26	323,169	6,762,091	26.69%	27.58%	0.00%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	2024		0.10%	0.60%	20.91	21.94	11,206	239,188	21.56%	22.17%	0.97%
	2023		0.10%	0.60%	17.20	17.96	10,409	182,231	21.80%	22.41%	1.12%
	2022		0.10%	0.60%	14.12	14.67	10,440	149,532	-17.94%	-17.53%	0.94%
	2021		0.10%	0.60%	17.21	17.79	10,042	174,795	21.31%	21.92%	0.58%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.10%	0.60%	14.19	14.59	9,983	142,839	14.17%	14.75%	0.99%

LVIP Dimensional International Core Equity Fund - Standard Class	2024		0.00%	0.90%	12.52	16.57	1,278,921	19,002,873	2.14%	3.06%	2.46%
	2023		0.00%	0.90%	12.20	16.11	1,150,261	16,644,197	14.97%	16.01%	3.15%
	2022		0.00%	0.90%	11.73	13.91	1,136,881	14,245,233	-14.20%	-13.42%	3.52%
	2021		0.00%	0.90%	13.66	16.10	1,022,614	14,985,182	12.20%	13.10%	2.40%
	2020		0.10%	0.90%	12.16	14.25	973,863	12,680,635	5.91%	6.76%	1.94%

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	13.06	14.94	423,664	5,742,020	3.86%	4.59%	2.88%
	2023		0.10%	0.80%	12.55	14.30	405,290	5,189,058	15.76%	16.57%	3.57%
	2022		0.10%	0.80%	10.82	12.28	417,797	4,607,863	-11.86%	-11.24%	3.04%
	2021		0.10%	0.80%	12.25	13.85	425,882	5,351,180	14.45%	15.25%	2.85%
	2020		0.10%	0.80%	10.68	12.03	481,400	5,261,544	-7.17%	-6.51%	1.93%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2024		0.00%	0.90%	17.93	88.70	691,536	19,567,882	19.69%	20.77%	1.11%
	2023		0.00%	0.90%	14.91	73.52	718,915	17,629,949	21.68%	22.78%	1.41%
	2022		0.00%	0.90%	14.23	59.94	676,233	14,188,821	-16.01%	-15.25%	1.40%
	2021		0.00%	0.90%	20.61	70.79	627,021	16,692,551	26.41%	27.42%	1.19%
	2020		0.10%	0.90%	16.19	55.56	634,581	13,461,546	15.36%	16.28%	1.70%

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2024		0.00%	0.90%	20.73	28.50	531,178	13,988,431	17.39%	18.45%	1.04%
	2023		0.00%	0.90%	17.50	24.11	552,694	12,352,179	20.56%	21.65%	1.28%
	2022		0.00%	0.90%	14.38	19.86	549,059	10,211,820	-14.68%	-13.91%	1.36%
	2021		0.00%	0.90%	19.39	23.11	493,669	10,802,921	26.63%	27.64%	1.10%
	2020		0.10%	0.90%	16.83	18.12	553,170	9,512,805	14.31%	15.23%	1.45%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	23.03	36.98	548,287	13,473,164	19.69%	20.53%	1.45%
	2023		0.10%	0.80%	19.12	30.68	536,003	11,508,263	20.98%	21.83%	1.22%
	2022		0.10%	0.80%	15.71	25.18	490,650	9,563,495	-15.37%	-14.77%	1.09%
	2021		0.10%	0.80%	18.45	29.55	484,258	11,075,758	26.68%	27.56%	1.06%
	2020		0.10%	0.80%	14.48	23.16	495,795	8,936,982	14.38%	15.18%	1.15%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2024		0.10%	0.60%	17.67	40.44	384,812	7,039,955	11.87%	12.43%	1.63%
	2023		0.10%	0.60%	15.79	35.97	381,414	6,210,538	16.54%	17.12%	1.68%
	2022		0.10%	0.60%	13.55	30.71	381,031	5,327,623	-12.58%	-12.15%	1.48%
	2021		0.10%	0.60%	15.50	34.95	438,894	7,017,505	16.62%	17.20%	1.20%
	2020		0.10%	0.80%	13.29	29.82	462,484	6,355,013	11.77%	12.55%	1.17%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2024		0.00%	0.90%	12.23	33.93	3,430,126	48,183,782	7.93%	8.90%	3.43%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.90%	11.25	31.19	3,322,445	43,388,335	9.06%	10.04%	3.41%
	2022		0.00%	0.90%	10.24	28.37	3,181,078	38,359,707	-12.62%	-11.83%	10.54%
	2021		0.00%	0.90%	11.64	32.21	2,976,751	41,533,111	7.81%	8.68%	5.71%
	2020		0.10%	0.90%	10.72	29.64	2,932,567	38,101,542	1.73%	2.55%	3.83%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2024		0.00%	0.90%	14.12	37.73	4,543,127	71,632,051	2.83%	3.76%	3.92%
	2023		0.00%	0.90%	13.63	36.40	4,147,836	64,189,921	17.86%	18.92%	4.40%
	2022		0.00%	0.90%	11.49	30.64	4,281,449	56,204,012	-7.85%	-7.02%	7.94%
	2021		0.00%	0.90%	12.38	32.98	4,240,050	60,512,537	12.15%	13.05%	4.49%
	2020		0.10%	0.90%	10.96	29.17	4,146,591	52,848,880	-4.96%	-4.20%	3.01%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2024		0.00%	0.90%	18.06	104.92	1,883,644	56,110,105	26.84%	27.99%	1.08%
	2023		0.00%	0.90%	14.17	82.06	1,721,023	42,049,891	16.34%	17.39%	1.64%
	2022		0.00%	0.90%	13.95	69.98	1,698,530	36,686,303	-10.78%	-9.97%	2.93%
	2021		0.00%	0.90%	17.27	77.81	1,597,347	39,698,980	30.70%	31.74%	2.33%
	2020		0.10%	0.90%	13.12	59.06	1,515,868	29,941,421	2.06%	2.88%	2.87%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2024		0.00%	0.90%	17.38	85.72	4,231,409	88,185,378	12.18%	13.19%	1.17%
	2023		0.00%	0.90%	15.39	75.81	4,216,765	78,131,794	14.50%	15.54%	1.76%
	2022		0.00%	0.90%	13.35	65.68	3,828,603	63,492,054	-13.24%	-12.45%	3.74%
	2021		0.00%	0.90%	15.27	75.09	3,146,916	63,094,487	32.46%	33.52%	2.41%
	2020		0.10%	0.90%	11.45	56.24	3,515,357	53,775,478	5.03%	5.88%	3.03%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	11.10	27.48	941,612	14,561,530	6.74%	7.71%	3.54%
	2023		0.00%	0.90%	10.35	25.54	915,971	13,478,367	8.74%	9.72%	2.06%
	2022		0.00%	0.90%	10.25	23.30	881,927	12,226,955	-16.15%	-15.40%	2.86%
	2021		0.00%	0.90%	13.58	27.57	722,443	13,011,883	6.67%	7.53%	3.59%
	2020		0.10%	0.90%	12.93	25.64	700,281	11,858,579	6.12%	6.97%	2.29%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	11.82	32.52	3,891,673	65,698,262	10.15%	11.15%	2.98%
	2023		0.00%	0.90%	10.68	29.29	3,923,404	61,101,480	12.31%	13.33%	1.94%
	2022		0.00%	0.90%	9.46	25.87	3,931,290	55,249,506	-19.41%	-18.68%	2.51%
	2021		0.00%	0.90%	14.37	31.85	3,872,238	69,164,935	11.76%	12.66%	3.15%
	2020		0.10%	0.90%	12.77	28.27	3,827,663	61,679,363	4.91%	5.75%	2.26%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	11.57	30.21	2,492,372	43,746,508	9.20%	10.19%	3.08%
	2023		0.00%	0.90%	10.54	27.45	2,502,824	40,547,629	10.84%	11.84%	1.92%
	2022		0.00%	0.90%	10.44	24.57	2,525,304	37,381,964	-18.12%	-17.38%	2.64%
	2021		0.00%	0.90%	14.07	29.76	2,865,648	52,915,673	9.83%	10.71%	3.11%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.10%	0.90%	12.72	26.88	2,911,883	48,960,707	5.15%	5.99%	2.08%

LVIP Government Money Market Fund - Standard Class	2024		0.00%	0.90%	10.71	13.29	4,196,180	48,731,573	4.00%	4.94%	4.81%
	2023		0.00%	0.90%	10.30	12.77	4,333,787	48,040,953	3.82%	4.75%	4.64%
	2022		0.00%	0.90%	9.92	12.29	5,624,327	58,914,054	0.39%	1.30%	1.29%
	2021		0.00%	0.90%	9.88	12.23	6,354,252	65,507,437	-0.88%	-0.08%	0.01%
	2020		0.10%	0.90%	9.95	12.32	4,853,540	50,822,461	-0.62%	0.18%	0.31%

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	19.10	20.58	36,920	692,342	12.16%	12.94%	2.08%
	2023		0.10%	0.80%	17.03	18.23	36,171	622,855	11.28%	12.07%	2.16%
	2022		0.10%	0.80%	15.30	16.26	36,775	568,288	-7.67%	-7.01%	1.75%
	2021		0.10%	0.80%	16.57	17.49	42,840	716,673	19.64%	20.48%	1.45%
	2020		0.10%	0.80%	13.85	14.52	43,752	611,017	6.46%	7.21%	1.81%

LVIP JPMorgan High Yield Fund - Standard Class	2024		0.00%	0.90%	11.90	21.66	2,585,149	38,697,049	7.12%	8.09%	7.25%
	2023		0.00%	0.90%	11.05	20.06	2,455,280	34,770,086	10.76%	11.76%	4.95%
	2022		0.00%	0.90%	9.93	17.97	2,251,352	29,586,608	-11.04%	-10.23%	5.58%
	2021		0.00%	0.90%	12.76	20.04	2,187,534	33,118,657	5.48%	6.33%	4.75%
	2020		0.10%	0.90%	12.01	18.84	1,838,046	26,538,680	4.61%	5.45%	5.22%

LVIP JPMorgan Retirement Income Fund - Standard Class	2024		0.20%	0.60%	15.07	20.17	24,506	371,279	7.32%	7.75%	3.19%
	2023		0.20%	0.60%	13.99	18.80	24,695	348,005	10.94%	11.38%	3.69%
	2022	6/10/2022	0.20%	0.60%	12.56	16.95	24,472	310,287	-1.68%	-1.46%	2.11%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	15.15	54.72	606,880	11,598,587	14.52%	15.32%	1.37%
	2023		0.10%	0.80%	13.18	47.45	592,830	10,229,515	11.18%	11.96%	1.61%
	2022		0.10%	0.80%	11.81	42.38	547,944	8,795,299	-9.89%	-9.26%	1.37%
	2021		0.10%	0.80%	14.78	46.70	568,187	10,597,348	28.05%	28.95%	0.98%
	2020		0.10%	0.80%	11.47	36.22	673,925	9,863,495	1.13%	1.84%	1.28%

LVIP Macquarie Bond Fund - Standard Class	2024		0.00%	0.90%	9.62	24.05	12,352,038	155,934,937	0.70%	1.61%	5.19%
	2023		0.00%	0.90%	9.51	23.86	10,566,118	135,847,298	4.98%	5.93%	3.37%
	2022		0.00%	0.90%	9.01	22.70	9,074,442	116,085,487	-14.47%	-13.70%	3.16%
	2021		0.00%	0.90%	11.53	26.52	8,769,140	137,062,800	-2.68%	-1.90%	2.19%
	2020		0.10%	0.90%	11.85	27.22	6,994,116	114,805,294	8.88%	9.76%	2.49%

LVIP Macquarie Diversified Floating Rate Fund - Standard Class	2024		0.00%	0.90%	11.15	13.15	1,708,287	20,232,583	5.12%	6.07%	5.24%
	2023		0.00%	0.90%	10.56	12.41	1,529,897	17,150,885	4.62%	5.57%	5.30%
	2022		0.00%	0.90%	10.31	11.76	1,527,244	16,274,649	-0.80%	0.10%	2.38%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.00%	0.90%	10.59	11.76	1,592,581	17,145,487	-0.50%	0.30%	1.32%
	2020		0.10%	0.90%	10.64	11.73	1,296,282	14,029,129	0.45%	1.26%	1.58%

LVIP Macquarie Diversified Income Fund - Standard Class	2024		0.00%	0.90%	9.82	20.44	4,574,202	56,739,890	1.07%	1.98%	4.62%
	2023		0.00%	0.90%	9.67	20.16	3,977,395	48,841,377	5.28%	6.24%	4.19%
	2022		0.00%	0.90%	9.14	19.10	3,735,955	44,720,715	-14.63%	-13.86%	3.37%
	2021		0.00%	0.90%	11.85	22.30	3,589,353	52,401,770	-2.18%	-1.39%	5.00%
	2020		0.10%	0.90%	12.11	22.73	3,215,175	48,469,172	10.04%	10.93%	2.63%

LVIP Macquarie High Yield Fund - Standard Class	2024		0.10%	0.80%	11.70	32.80	694,993	14,398,748	5.81%	6.56%	6.94%
	2023		0.10%	0.80%	11.01	31.00	558,913	12,119,823	11.77%	12.55%	7.00%
	2022		0.10%	0.80%	9.82	35.43	508,716	10,924,642	-12.11%	-11.50%	6.01%
	2021		0.10%	0.80%	13.07	40.32	524,182	13,612,403	4.09%	4.82%	9.57%
	2020		0.10%	0.80%	12.48	38.74	460,147	11,764,146	6.39%	7.13%	5.89%

LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	2024		0.00%	0.90%	10.58	14.82	3,532,885	40,597,640	3.36%	4.30%	4.05%
	2023		0.00%	0.90%	10.19	14.30	3,524,089	39,232,493	4.05%	5.00%	3.40%
	2022		0.00%	0.90%	10.01	13.70	3,544,437	38,006,395	-4.98%	-4.12%	2.55%
	2021		0.00%	0.90%	10.62	14.37	3,502,905	40,054,214	-1.56%	-0.77%	1.82%
	2020		0.10%	0.90%	10.79	14.56	3,252,164	37,796,733	3.37%	4.20%	1.77%

LVIP Macquarie Mid Cap Value Fund - Standard Class	2024		0.00%	0.90%	15.55	78.36	1,001,150	22,854,337	13.79%	14.82%	1.43%
	2023		0.00%	0.90%	13.60	68.32	916,226	20,065,790	10.25%	11.24%	1.73%
	2022		0.00%	0.90%	12.27	61.48	807,288	17,677,192	-9.69%	-8.87%	1.63%
	2021		0.00%	0.90%	16.36	67.53	738,886	18,038,212	30.73%	31.78%	1.42%
	2020		0.10%	0.90%	12.43	51.24	725,365	13,962,979	-0.39%	0.41%	2.65%

LVIP Macquarie SMID Cap Core Fund - Standard Class	2024		0.00%	0.90%	15.36	102.97	2,596,474	73,101,947	13.70%	14.73%	0.62%
	2023		0.00%	0.90%	13.44	89.84	2,520,686	64,117,200	15.41%	16.45%	1.15%
	2022		0.00%	0.90%	11.59	77.22	2,327,166	54,742,491	-14.50%	-13.73%	0.45%
	2021		0.00%	0.90%	17.55	89.60	2,292,263	65,877,252	22.07%	23.05%	0.96%
	2020		0.10%	0.90%	14.28	72.81	2,321,847	54,674,939	10.09%	10.97%	0.54%

LVIP Macquarie Social Awareness Fund - Standard Class	2024		0.00%	0.90%	18.07	93.61	340,147	10,728,370	19.98%	21.07%	0.85%
	2023		0.00%	0.90%	14.99	77.40	300,495	9,030,604	29.01%	30.17%	1.03%
	2022		0.00%	0.90%	11.56	59.52	301,325	7,233,894	-20.43%	-19.71%	1.17%
	2021		0.00%	0.90%	21.67	74.21	295,613	8,994,036	25.30%	26.31%	0.88%
	2020		0.10%	0.90%	18.73	58.75	280,350	6,947,190	18.61%	19.57%	1.40%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Macquarie U.S. Growth Fund - Standard Class	2024		0.00%	0.90%	22.34	131.20	391,232	20,025,820	32.87%	34.07%	0.00%
	2023		0.00%	0.90%	16.73	97.96	378,860	15,523,208	47.02%	48.35%	0.00%
	2022		0.00%	0.90%	11.32	66.10	375,242	10,443,749	-28.31%	-27.66%	0.00%
	2021		0.00%	0.90%	25.27	91.47	343,841	14,154,937	17.04%	17.98%	0.00%
	2020		0.10%	0.90%	21.44	77.53	394,314	13,627,746	42.84%	43.99%	0.00%

LVIP Macquarie U.S. REIT Fund - Standard Class	2024		0.00%	0.90%	11.06	64.46	2,524,349	44,250,063	6.91%	7.87%	3.13%
	2023		0.00%	0.90%	10.30	60.24	2,486,068	42,767,752	11.57%	12.58%	3.57%
	2022		0.00%	0.90%	9.18	53.94	2,153,767	36,998,984	-25.97%	-25.30%	3.24%
	2021		0.00%	0.90%	14.42	72.79	1,962,907	49,589,265	41.79%	42.92%	3.04%
	2020		0.10%	0.90%	10.17	51.29	2,112,333	37,984,505	-11.21%	-10.50%	1.93%

LVIP Macquarie Value Fund - Standard Class	2024		0.00%	0.90%	12.90	61.02	2,978,294	66,533,043	6.22%	7.18%	1.97%
	2023		0.00%	0.90%	12.08	56.98	2,734,562	61,607,525	2.56%	3.49%	1.79%
	2022		0.00%	0.90%	11.72	55.12	2,409,699	56,668,327	-4.14%	-3.27%	1.80%
	2021		0.00%	0.90%	15.88	57.04	2,616,060	65,191,238	21.32%	22.30%	5.67%
	2020		0.10%	0.90%	13.00	46.64	2,766,258	57,237,292	-0.49%	0.31%	2.07%

LVIP Macquarie Wealth Builder Fund - Standard Class	2024		0.20%	0.80%	12.07	28.97	125,058	2,757,684	7.32%	7.97%	2.85%
	2023		0.20%	0.80%	11.20	26.94	123,823	2,585,327	9.03%	9.69%	2.64%
	2022		0.20%	0.80%	10.23	24.66	171,743	3,044,955	-11.92%	-11.39%	2.12%
	2021		0.20%	0.80%	13.98	30.55	190,082	4,162,153	10.89%	11.56%	1.98%
	2020		0.20%	0.80%	12.54	27.55	194,268	4,017,849	4.77%	5.40%	2.15%

LVIP MFS International Growth Fund - Standard Class	2024		0.00%	0.90%	13.29	44.43	3,675,659	73,755,313	7.13%	8.10%	1.60%
	2023		0.00%	0.90%	12.34	41.14	3,604,484	67,456,136	13.69%	14.71%	2.20%
	2022		0.00%	0.90%	10.80	35.90	3,410,759	56,747,480	-15.05%	-14.29%	1.09%
	2021		0.00%	0.90%	18.50	41.92	3,178,583	63,192,667	10.24%	11.13%	0.76%
	2020		0.10%	0.90%	16.77	37.72	2,740,393	49,892,279	13.51%	14.42%	1.07%

LVIP MFS Value Fund - Standard Class	2024		0.00%	0.90%	14.27	65.69	5,473,272	123,194,493	10.84%	11.84%	1.77%
	2023		0.00%	0.90%	12.81	58.79	4,985,797	105,534,691	7.10%	8.07%	1.92%
	2022		0.00%	0.90%	11.90	54.46	4,225,575	87,102,293	-6.91%	-6.07%	1.85%
	2021		0.00%	0.90%	17.12	58.04	3,999,660	92,478,510	24.34%	25.34%	1.47%
	2020		0.10%	0.90%	13.67	46.30	3,653,347	69,013,034	2.73%	3.55%	1.82%

LVIP Mondrian Global Income Fund - Standard Class	2024		0.00%	0.90%	8.22	11.99	1,184,977	11,081,350	-6.00%	-5.15%	2.31%
	2023		0.00%	0.90%	8.71	12.66	967,611	9,622,362	3.09%	4.02%	0.00%
	2022		0.00%	0.90%	8.58	12.18	683,254	6,785,495	-15.89%	-15.13%	0.00%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.00%	0.90%	10.83	14.37	634,057	7,602,714	-5.94%	-5.18%	3.42%
	2020		0.10%	0.90%	11.51	15.15	485,340	6,222,649	5.83%	6.68%	1.70%

LVIP Mondrian International Value Fund - Standard Class	2024		0.00%	0.90%	11.89	31.31	1,441,066	24,703,666	3.76%	4.70%	3.34%
	2023		0.00%	0.90%	11.40	30.14	1,341,998	22,728,619	19.04%	20.11%	3.28%
	2022		0.00%	0.90%	9.53	26.07	1,392,561	20,536,015	-11.56%	-10.76%	2.90%
	2021		0.00%	0.90%	12.25	29.45	1,336,711	22,440,139	10.27%	11.15%	3.56%
	2020		0.10%	0.90%	11.08	26.68	1,206,931	18,980,192	-5.82%	-5.06%	2.41%

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	19.30	20.79	34,427	670,780	15.91%	16.73%	1.43%
	2023		0.10%	0.80%	16.65	17.81	35,262	592,468	25.01%	25.89%	1.39%
	2022		0.10%	0.80%	13.32	14.14	36,505	490,464	-18.59%	-18.01%	1.73%
	2021		0.10%	0.80%	16.36	17.25	35,680	588,276	14.98%	15.78%	1.87%
	2020		0.10%	0.80%	14.23	14.90	35,549	509,331	14.55%	15.35%	2.28%

LVIP SSGA Bond Index Fund - Standard Class	2024		0.00%	0.90%	9.33	13.97	5,257,344	54,920,888	0.15%	1.05%	3.65%
	2023		0.00%	0.90%	9.27	13.84	4,156,567	43,319,544	4.35%	5.30%	3.06%
	2022		0.00%	0.90%	9.13	13.16	3,457,333	34,770,264	-14.22%	-13.44%	2.22%
	2021		0.00%	0.90%	11.00	15.22	3,143,147	37,268,825	-2.86%	-2.08%	1.88%
	2020		0.10%	0.90%	11.32	15.54	2,992,787	36,545,246	6.52%	7.38%	2.27%

LVIP SSGA Conservative Index Allocation Fund - Standard Class	2024		0.00%	0.90%	12.53	19.85	881,602	12,744,586	4.99%	5.94%	2.81%
	2023		0.00%	0.90%	11.82	18.75	867,466	12,059,546	9.74%	10.73%	2.51%
	2022		0.00%	0.90%	10.68	16.95	854,084	10,964,564	-15.51%	-14.75%	2.70%
	2021		0.00%	0.90%	14.07	19.91	824,270	12,865,946	5.42%	6.27%	2.17%
	2020		0.10%	0.90%	13.44	18.73	786,891	11,923,448	11.18%	12.07%	2.19%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	12.55	32.75	501,478	8,581,955	9.09%	9.86%	3.15%
	2023		0.10%	0.80%	11.46	29.81	508,582	7,998,275	12.60%	13.39%	2.55%
	2022		0.10%	0.80%	10.14	26.29	508,455	7,214,163	-15.01%	-14.41%	3.81%
	2021		0.10%	0.80%	14.12	30.72	547,328	9,064,199	11.68%	12.47%	5.23%
	2020		0.10%	0.80%	12.57	27.32	536,704	7,977,189	6.17%	6.91%	1.93%

LVIP SSGA International Index Fund - Standard Class	2024		0.00%	0.90%	12.26	32.92	11,732,317	179,780,212	2.29%	3.22%	3.42%
	2023		0.00%	0.90%	11.92	31.93	10,626,353	159,111,326	16.52%	17.57%	3.38%
	2022		0.00%	0.90%	11.19	27.18	9,869,199	127,182,213	-15.09%	-14.32%	4.91%
	2021		0.00%	0.90%	13.17	31.76	7,604,665	116,918,458	10.06%	10.94%	2.79%
	2020		0.10%	0.90%	11.95	28.63	6,415,834	90,137,051	6.88%	7.74%	2.71%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP SSGA International Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	10.54	13.48	815,296	10,375,506	1.96%	2.67%	3.14%
	2023		0.10%	0.80%	10.34	13.14	791,423	9,456,307	16.51%	17.33%	3.07%
	2022		0.10%	0.80%	8.87	11.21	825,150	8,172,993	-17.49%	-16.91%	4.22%
	2021		0.10%	0.80%	10.75	12.17	817,026	9,786,803	9.88%	10.65%	2.34%
	2020		0.10%	0.80%	9.79	11.05	781,542	8,497,397	-1.76%	-1.07%	2.13%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2024	10/4/2024	0.00%	0.00%	10.52	10.52	960	10,100	0.37%	0.37%	1.18%

LVIP SSGA Moderate Index Allocation Fund - Standard Class	2024		0.00%	0.90%	12.64	24.71	6,677,767	108,037,513	7.40%	8.37%	2.63%
	2023		0.00%	0.90%	12.97	22.82	6,453,368	99,156,680	12.55%	13.57%	2.41%
	2022		0.00%	0.90%	11.42	20.12	5,999,234	84,254,219	-16.17%	-15.41%	2.89%
	2021		0.00%	0.90%	15.34	23.81	5,533,634	94,365,522	9.40%	10.28%	2.35%
	2020		0.10%	0.90%	13.93	21.59	5,067,430	79,551,600	12.81%	13.72%	2.15%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2024		0.00%	0.90%	14.61	26.51	6,219,806	106,130,068	8.29%	9.26%	2.57%
	2023		0.00%	0.90%	13.37	24.29	5,753,031	94,907,668	13.79%	14.82%	2.27%
	2022		0.00%	0.90%	11.65	21.17	5,427,925	79,685,872	-16.63%	-15.88%	2.68%
	2021		0.00%	0.90%	16.65	25.20	5,069,716	90,044,809	10.37%	11.26%	2.25%
	2020		0.10%	0.90%	15.08	22.65	4,444,072	74,593,472	13.26%	14.16%	2.54%

LVIP SSGA S&P 500 Index Fund - Standard Class	2024		0.00%	0.90%	18.37	101.50	47,117,812	1,406,001,397	23.61%	24.73%	1.20%
	2023		0.00%	0.90%	14.78	81.46	46,086,420	1,141,861,381	24.88%	26.01%	1.54%
	2022		0.00%	0.90%	13.97	64.71	42,367,718	868,096,295	-19.04%	-18.31%	1.58%
	2021		0.00%	0.90%	21.91	79.29	34,870,649	937,927,162	27.27%	28.29%	1.33%
	2020		0.10%	0.90%	17.09	61.80	31,940,602	694,157,703	16.97%	17.91%	1.75%

LVIP SSGA Small-Cap Index Fund - Standard Class	2024		0.00%	0.90%	13.75	64.35	8,350,155	159,148,012	10.15%	11.14%	1.85%
	2023		0.00%	0.90%	12.42	57.96	8,201,746	144,454,116	15.46%	16.50%	1.41%
	2022		0.00%	0.90%	12.14	49.80	6,692,410	105,800,576	-21.49%	-20.78%	1.31%
	2021		0.00%	0.90%	16.67	62.93	5,015,036	106,699,669	13.53%	14.44%	0.90%
	2020		0.10%	0.90%	14.58	54.99	4,431,947	84,993,539	18.13%	19.08%	1.13%

LVIP Structured Conservative Allocation Fund - Standard Class	2024		0.00%	0.90%	12.62	19.57	305,303	4,215,619	5.50%	6.46%	3.40%
	2023		0.00%	0.90%	11.86	18.40	289,994	3,827,374	9.28%	10.27%	2.76%
	2022		0.00%	0.90%	10.75	16.71	271,611	3,405,753	-14.07%	-13.30%	3.97%
	2021		0.00%	0.90%	13.84	19.29	245,987	3,965,040	6.46%	7.32%	3.89%
	2020		0.10%	0.90%	13.00	17.97	229,763	3,501,036	8.70%	9.57%	2.25%

LVIP Structured Moderate Allocation Fund - Standard Class	2024		0.00%	0.90%	14.29	24.41	3,083,121	50,585,115	8.43%	9.41%	3.80%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.90%	13.06	22.34	2,855,322	44,561,968	12.08%	13.09%	2.62%
	2022		0.00%	0.90%	11.55	19.77	2,830,882	40,746,569	-13.93%	-13.15%	4.80%
	2021		0.00%	0.90%	14.50	22.79	2,594,199	44,715,160	11.15%	12.04%	4.89%
	2020		0.10%	0.90%	13.86	20.34	2,503,878	38,911,386	8.87%	9.75%	2.61%

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2024		0.00%	0.90%	14.89	26.47	2,440,273	41,510,161	9.49%	10.48%	3.34%
	2023		0.00%	0.90%	13.48	23.98	2,964,477	47,753,146	13.25%	14.27%	2.69%
	2022		0.00%	0.90%	11.79	21.01	2,787,931	40,614,302	-13.91%	-13.13%	5.20%
	2021		0.00%	0.90%	14.69	24.21	2,516,150	44,941,666	12.66%	13.57%	5.48%
	2020		0.10%	0.90%	12.95	21.32	2,217,935	35,541,047	8.30%	9.17%	3.41%

LVIP T. Rowe Price 2010 Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.20%
	2021		0.20%	0.60%	14.39	19.49	24,378	354,765	7.96%	8.39%	2.68%
	2020		0.20%	0.80%	13.28	18.06	27,848	389,935	11.62%	12.07%	2.43%

LVIP T. Rowe Price 2020 Fund - Standard Class	2024		0.20%	0.80%	12.58	20.40	133,701	2,101,967	7.95%	8.60%	2.68%
	2023		0.20%	0.80%	14.54	18.86	119,776	1,944,654	12.63%	13.31%	2.51%
	2022		0.20%	0.80%	12.83	16.71	108,465	1,752,579	-15.85%	-15.35%	2.98%
	2021		0.20%	0.80%	15.16	19.82	108,978	2,088,910	9.35%	10.01%	2.95%
	2020		0.20%	0.80%	13.78	18.09	113,247	1,982,111	12.36%	13.04%	2.51%

LVIP T. Rowe Price 2030 Fund - Standard Class	2024		0.80%	0.80%	20.87	20.87	44,306	880,615	9.55%	9.55%	2.22%
	2023		0.80%	0.80%	19.05	19.05	42,774	815,003	15.21%	15.21%	2.11%
	2022		0.80%	0.80%	16.54	16.54	43,337	716,705	-17.53%	-17.53%	2.17%
	2021		0.60%	0.80%	20.05	20.65	46,619	936,538	12.69%	12.92%	2.03%
	2020		0.60%	0.80%	17.80	18.29	71,478	1,275,308	14.33%	14.56%	2.47%

LVIP T. Rowe Price 2040 Fund - Standard Class	2024		0.20%	0.80%	14.51	21.67	83,760	1,727,089	12.14%	12.82%	1.85%
	2023		0.20%	0.80%	16.66	19.97	92,882	1,713,010	18.24%	18.95%	1.78%
	2022		0.20%	0.80%	14.01	16.86	88,189	1,432,715	-18.40%	-17.91%	1.87%
	2021		0.20%	0.80%	17.06	20.62	84,662	1,684,545	16.00%	16.70%	2.76%
	2020		0.20%	0.80%	14.62	17.74	82,601	1,416,362	15.69%	16.39%	1.95%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2024		0.00%	0.90%	16.09	108.33	2,142,507	66,280,318	22.56%	23.67%	0.32%
	2023		0.00%	0.90%	13.06	87.69	2,233,158	57,533,803	20.09%	21.17%	0.03%
	2022		0.00%	0.90%	12.37	72.44	1,949,274	46,095,375	-25.20%	-24.52%	0.02%
	2021		0.00%	0.90%	23.28	96.07	1,752,938	57,642,051	12.82%	13.73%	0.01%
	2020		0.10%	0.90%	20.49	84.47	1,628,581	49,148,748	30.51%	31.56%	0.00%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	14.06	16.71	249,543	4,004,596	12.54%	13.56%	2.45%
	2023		0.00%	0.90%	12.38	14.73	257,395	3,664,312	13.99%	15.02%	1.67%
	2022		0.00%	0.90%	10.77	12.82	248,094	3,092,779	-20.85%	-20.13%	1.58%
	2021		0.00%	0.90%	15.54	16.07	243,624	3,839,150	14.33%	15.25%	2.71%
	2020		0.10%	0.90%	13.55	14.00	240,989	3,317,416	7.53%	8.39%	1.81%

LVIP Vanguard Bond Allocation Fund - Standard Class	2024		0.00%	0.90%	9.78	11.98	5,542,253	58,069,819	0.51%	1.42%	3.84%
	2023		0.00%	0.90%	9.64	11.82	4,920,137	51,417,567	5.05%	6.00%	3.42%
	2022		0.00%	0.90%	9.10	11.17	4,524,642	45,079,320	-14.14%	-13.37%	2.05%
	2021		0.00%	0.90%	10.85	12.90	4,430,578	51,519,101	-2.17%	-1.39%	1.49%
	2020		0.10%	0.90%	11.09	13.08	3,903,237	46,457,276	4.73%	5.58%	1.61%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2024		0.00%	0.90%	20.95	49.02	8,964,660	255,507,147	21.01%	22.10%	1.17%
	2023		0.00%	0.90%	17.16	40.19	9,000,056	216,264,343	24.10%	25.22%	1.38%
	2022		0.00%	0.90%	13.70	32.13	8,867,159	174,186,607	-19.47%	-18.74%	1.32%
	2021		0.00%	0.90%	21.34	39.58	7,705,410	195,519,262	24.61%	25.61%	1.26%
	2020		0.10%	0.90%	17.00	31.51	7,740,372	159,210,159	18.75%	19.70%	1.53%

LVIP Vanguard International Equity ETF Fund - Standard Class	2024		0.00%	0.90%	11.85	17.54	6,398,804	97,951,173	2.93%	3.86%	2.77%
	2023		0.00%	0.90%	11.45	16.90	5,885,292	87,874,542	14.33%	15.36%	3.23%
	2022		0.00%	0.90%	11.39	14.66	5,639,354	73,909,758	-17.37%	-16.62%	2.68%
	2021		0.00%	0.90%	14.97	17.61	5,098,601	81,370,688	7.19%	8.05%	3.00%
	2020		0.10%	0.90%	13.86	16.29	4,540,500	67,816,354	9.90%	10.78%	2.42%

LVIP Wellington Capital Growth Fund - Standard Class	2023		0.00%	0.90%	13.91	96.39	930,993	34,510,734	37.46%	38.70%	0.00%
	2022		0.00%	0.90%	12.45	69.57	1,025,543	27,437,094	-33.93%	-33.33%	0.00%
	2021		0.00%	0.90%	30.01	104.45	800,585	35,459,979	16.07%	17.00%	0.00%
	2020		0.10%	0.90%	25.68	89.27	711,137	28,116,473	41.75%	42.89%	0.00%

LVIP Wellington SMID Cap Value Fund - Standard Class	2024		0.00%	0.90%	17.83	75.67	903,053	21,101,433	11.31%	12.32%	1.32%
	2023		0.00%	0.90%	15.88	67.44	844,211	18,327,086	16.19%	17.24%	0.98%
	2022		0.00%	0.90%	13.54	57.58	785,352	15,123,283	-10.81%	-10.00%	0.76%
	2021		0.00%	0.90%	15.69	64.04	780,008	17,027,008	27.05%	28.07%	0.51%
	2020		0.10%	0.90%	12.26	50.01	745,571	12,990,443	0.86%	1.67%	0.96%

M Capital Appreciation Fund	2024		0.20%	0.60%	15.34	65.53	63,607	1,607,145	9.29%	9.72%	2.04%
	2023		0.20%	0.60%	14.01	59.96	43,007	1,491,944	22.82%	23.31%	0.45%
	2022		0.20%	0.60%	17.94	48.82	43,874	1,245,585	-18.63%	-18.30%	0.00%
	2021		0.20%	0.80%	21.96	76.80	25,835	1,522,813	16.80%	17.50%	0.00%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.20%	0.80%	18.69	65.75	31,349	1,588,347	16.79%	17.49%	0.00%

M International Equity Fund	2024		0.20%	0.60%	12.55	20.08	131,500	2,006,530	3.33%	3.75%	3.13%
	2023		0.20%	0.60%	12.12	19.44	91,877	1,663,100	15.31%	15.77%	3.05%
	2022		0.20%	0.60%	12.21	16.86	95,029	1,493,703	-14.67%	-14.33%	2.75%
	2021		0.20%	0.80%	14.26	28.61	82,952	1,677,839	10.16%	10.82%	2.44%
	2020		0.20%	0.80%	12.87	25.97	77,865	1,432,371	8.03%	8.68%	1.76%

M Large Cap Growth Fund	2024		0.20%	0.60%	35.33	85.73	42,065	1,136,245	24.75%	25.25%	0.00%
	2023		0.20%	0.60%	28.21	68.72	14,302	905,919	31.25%	31.77%	0.00%
	2022		0.20%	0.60%	21.41	52.36	16,498	794,863	-25.86%	-25.56%	0.00%
	2021		0.20%	0.60%	28.75	70.62	15,992	1,042,880	20.77%	21.25%	0.00%
	2020		0.20%	0.60%	23.72	58.47	14,721	781,653	28.12%	28.64%	0.00%

M Large Cap Value Fund	2024		0.20%	0.60%	21.90	41.76	28,992	589,420	17.92%	18.39%	1.94%
	2023		0.20%	0.60%	18.50	35.41	15,748	508,566	6.96%	7.39%	2.29%
	2022		0.20%	0.60%	17.23	33.11	17,085	520,621	-2.04%	-1.65%	2.03%
	2021		0.20%	0.60%	17.52	33.80	18,341	563,375	29.23%	29.75%	1.62%
	2020		0.20%	0.60%	13.50	26.15	19,066	449,109	-3.74%	-3.36%	1.92%

Macquarie VIP Emerging Markets Series - Standard Class	2024		0.00%	0.90%	10.62	60.68	5,495,995	88,955,103	4.15%	5.09%	2.62%
	2023		0.00%	0.90%	10.15	58.21	5,317,826	83,760,786	12.77%	13.79%	1.55%
	2022		0.00%	0.90%	8.95	51.56	5,104,020	73,085,980	-28.23%	-27.58%	4.16%
	2021		0.00%	0.90%	15.78	71.78	4,237,031	88,177,642	-3.71%	-2.93%	0.30%
	2020		0.10%	0.90%	16.27	74.47	3,469,338	78,146,821	23.96%	24.96%	0.78%

Macquarie VIP Small Cap Value Series - Standard Class	2024		0.00%	0.90%	14.24	84.35	2,680,512	65,160,668	10.32%	11.32%	1.34%
	2023		0.00%	0.90%	12.84	76.38	2,489,111	59,094,883	8.46%	9.44%	0.94%
	2022		0.00%	0.90%	11.78	70.35	2,153,790	52,496,270	-12.88%	-12.09%	0.83%
	2021		0.00%	0.90%	15.18	80.67	2,159,110	63,397,633	33.21%	34.28%	0.83%
	2020		0.10%	0.90%	11.31	60.50	2,382,632	54,089,496	-2.78%	-2.00%	1.32%

MFS® VIT Growth Series - Initial Class	2024		0.00%	0.90%	18.01	123.90	1,521,782	63,460,411	30.29%	31.47%	0.00%
	2023		0.00%	0.90%	13.75	94.34	1,596,244	53,541,067	34.65%	35.86%	0.00%
	2022		0.00%	0.90%	10.16	69.51	1,629,887	42,805,850	-32.25%	-31.63%	0.00%
	2021		0.00%	0.90%	28.07	101.77	1,410,959	57,595,180	22.43%	23.41%	0.00%
	2020		0.10%	0.90%	22.76	82.47	1,345,916	46,384,551	30.68%	31.72%	0.00%

MFS® VIT Total Return Series - Initial Class	2024		0.00%	0.90%	12.99	41.15	1,554,925	36,760,023	6.79%	7.75%	2.52%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.90%	12.10	38.50	1,500,057	33,653,371	9.45%	10.44%	2.08%
	2022		0.00%	0.90%	11.00	35.14	1,310,078	28,631,081	-10.39%	-9.58%	1.73%
	2021		0.00%	0.90%	15.44	39.17	1,311,033	33,915,845	13.09%	14.00%	1.81%
	2020		0.10%	0.90%	13.56	34.60	1,244,918	29,316,390	8.83%	9.70%	2.29%

MFS® VIT Utilities Series - Initial Class	2024		0.00%	0.90%	12.45	71.41	1,185,502	31,488,379	10.66%	11.66%	2.32%
	2023		0.00%	0.90%	11.20	64.47	1,177,018	29,878,808	-2.99%	-2.11%	3.58%
	2022		0.00%	0.90%	11.49	79.29	1,158,677	31,184,802	-0.15%	0.76%	2.40%
	2021		0.00%	0.90%	16.65	79.32	1,189,961	31,986,820	13.07%	13.98%	1.78%
	2020		0.10%	0.90%	14.62	70.08	1,145,060	28,169,163	4.95%	5.80%	2.52%

MFS® VIT II Core Equity Portfolio - Initial Class	2024		0.20%	0.80%	13.16	62.43	135,649	4,712,922	19.15%	19.87%	0.59%
	2023		0.40%	0.80%	14.31	57.05	139,710	4,431,526	22.16%	22.65%	0.55%
	2022		0.40%	0.80%	11.67	46.61	109,437	3,778,797	-17.93%	-17.60%	0.33%
	2021		0.40%	0.80%	50.89	62.56	93,483	4,452,455	24.31%	24.56%	0.44%
	2020		0.60%	0.80%	40.94	50.32	87,011	3,699,946	17.76%	18.00%	0.77%

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2024		0.20%	0.80%	11.93	68.69	969,054	31,703,029	23.03%	23.77%	0.00%
	2023		0.20%	0.80%	12.51	62.98	891,854	25,696,668	17.21%	17.91%	0.00%
	2022		0.20%	0.80%	10.64	53.74	807,046	21,462,430	-29.30%	-28.88%	0.00%
	2021		0.20%	0.80%	26.26	76.01	735,689	29,411,669	12.09%	12.77%	0.00%
	2020		0.20%	0.80%	23.29	67.81	753,228	26,919,560	38.87%	39.70%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2024		0.20%	0.80%	11.33	48.85	128,626	2,964,013	7.95%	8.60%	0.72%
	2023		0.20%	0.80%	12.96	45.25	120,959	2,835,643	10.12%	10.78%	1.02%
	2022		0.20%	0.80%	11.73	41.15	95,892	2,722,619	-10.47%	-9.93%	0.61%
	2021		0.20%	0.80%	16.52	45.96	81,334	3,241,869	31.74%	32.53%	0.60%
	2020		0.20%	0.80%	12.46	34.89	81,798	2,654,503	-3.40%	-2.82%	1.22%

Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2024		0.80%	0.80%	51.21	54.80	66,157	3,599,725	24.84%	24.84%	0.23%
	2023		0.80%	0.80%	41.02	43.89	69,771	3,034,944	25.89%	25.89%	0.38%
	2022		0.80%	0.80%	32.59	34.87	63,510	2,190,305	-19.10%	-19.10%	0.44%
	2021		0.80%	0.80%	40.28	43.10	65,274	2,779,174	22.49%	22.49%	0.38%
	2020		0.80%	0.80%	32.88	35.19	69,674	2,422,414	18.61%	18.61%	0.61%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2024		0.00%	0.90%	8.74	15.01	1,535,487	18,439,896	3.23%	4.16%	2.24%
	2023		0.00%	0.90%	8.44	14.47	1,414,035	15,870,099	-8.68%	-7.85%	15.95%
	2022		0.00%	0.90%	9.22	15.62	1,300,053	15,462,472	7.64%	8.61%	21.33%
	2021		0.00%	0.90%	8.54	13.63	1,600,540	17,246,095	32.15%	33.21%	4.20%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.10%	0.90%	6.44	10.32	2,049,081	16,353,312	0.44%	1.25%	6.32%

Putnam VT Global Health Care Fund - Class IB	2024		0.40%	0.80%	14.08	51.40	60,897	2,906,891	0.62%	1.02%	0.47%
	2023		0.40%	0.80%	13.94	51.09	66,577	3,066,776	8.26%	8.70%	0.30%
	2022		0.40%	0.80%	12.82	47.19	70,020	2,961,862	-5.43%	-5.05%	0.38%
	2021		0.40%	0.80%	46.52	55.67	70,200	3,144,054	18.45%	18.45%	1.07%
	2020		0.80%	0.80%	39.28	47.00	65,646	2,602,643	15.35%	15.35%	0.48%

Putnam VT Large Cap Value Fund - Class IB	2024		0.40%	0.80%	17.46	47.10	103,461	3,538,130	18.19%	18.67%	0.96%
	2023		0.40%	0.80%	14.71	39.85	73,523	2,137,441	14.74%	15.20%	2.32%
	2022		0.80%	0.80%	34.65	39.53	69,239	2,377,307	-3.90%	-3.90%	1.34%
	2021		0.80%	0.80%	36.06	41.13	54,100	1,964,051	26.29%	26.29%	1.14%
	2020		0.80%	0.80%	28.56	32.57	37,104	1,074,158	4.96%	4.96%	1.64%

Templeton Foreign VIP Fund - Class 1	2024		0.80%	0.80%	21.45	21.45	75,360	1,616,499	-1.58%	-1.58%	2.60%
	2023		0.80%	0.80%	21.80	21.80	78,205	1,704,528	20.13%	20.13%	3.38%
	2022		0.80%	0.80%	18.14	18.14	87,902	1,594,883	-8.12%	-8.12%	3.35%
	2021		0.80%	0.80%	19.75	19.75	89,787	1,773,131	3.60%	3.60%	2.01%
	2020		0.80%	0.80%	19.06	19.06	91,125	1,736,964	-1.71%	-1.71%	3.60%

Templeton Foreign VIP Fund - Class 2	2024		0.80%	0.80%	18.13	19.30	163,877	3,019,205	-1.79%	-1.79%	2.40%
	2023		0.80%	0.80%	18.46	19.65	163,479	3,069,619	19.79%	19.79%	3.16%
	2022		0.80%	0.80%	15.41	16.40	170,207	2,671,077	-8.34%	-8.34%	3.16%
	2021		0.80%	0.80%	16.81	17.89	189,000	3,235,585	3.33%	3.33%	1.82%
	2020		0.80%	0.80%	16.27	17.32	187,990	3,115,067	-1.95%	-1.95%	3.34%

Templeton Global Bond VIP Fund - Class 1	2024		0.00%	0.90%	7.80	16.15	2,883,171	25,018,027	-11.92%	-11.13%	0.00%
	2023		0.00%	0.90%	8.81	18.28	2,455,142	24,261,460	2.27%	3.19%	0.00%
	2022		0.00%	0.90%	8.57	17.82	2,276,177	22,303,621	-5.70%	-4.85%	0.00%
	2021		0.00%	0.90%	9.15	18.84	2,415,475	25,197,944	-5.48%	-4.72%	0.00%
	2020		0.10%	0.90%	9.65	19.87	2,070,467	23,252,086	-5.92%	-5.17%	7.97%

Templeton Growth VIP Fund - Class 1	2024		0.20%	0.80%	12.58	32.16	184,875	3,341,306	4.86%	5.49%	1.15%
	2023		0.20%	0.80%	11.95	30.67	167,757	3,132,034	20.27%	20.99%	3.46%
	2022		0.20%	0.80%	9.89	25.50	179,162	2,786,560	-12.03%	-11.50%	0.51%
	2021		0.20%	0.80%	14.65	28.99	186,932	3,517,531	4.42%	5.05%	1.30%
	2020		0.20%	0.80%	13.94	27.76	165,424	3,298,474	5.14%	5.77%	3.17%

Templeton Growth VIP Fund - Class 2	2024		0.80%	0.80%	25.15	29.39	39,977	1,032,070	4.56%	4.56%	0.93%

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.80%	0.80%	24.05	28.11	42,052	1,036,859	20.05%	20.05%	3.36%
	2022		0.80%	0.80%	20.04	23.41	45,961	946,996	-12.21%	-12.21%	0.16%
	2021		0.80%	0.80%	22.82	26.67	47,556	1,117,462	4.04%	4.04%	1.08%
	2020		0.80%	0.80%	21.94	25.63	47,969	1,083,065	4.96%	4.96%	3.02%

TOPS® Balanced ETF Portfolio - Class 2 Shares	2024		0.00%	0.90%	12.97	13.57	55,769	734,195	5.90%	6.86%	2.08%
	2023		0.00%	0.90%	12.25	12.71	50,571	626,066	10.39%	11.39%	1.82%
	2022		0.00%	0.90%	11.10	11.42	44,437	496,236	-11.95%	-11.15%	1.65%
	2021		0.00%	0.90%	12.60	12.87	38,788	490,463	8.64%	9.51%	0.45%
	2020		0.10%	0.90%	11.60	11.75	159,233	1,864,309	7.43%	8.29%	1.82%

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	2024		0.00%	0.90%	14.03	14.60	594,237	8,440,633	7.86%	8.84%	1.90%
	2023		0.00%	0.90%	13.01	13.50	564,736	7,408,262	12.46%	13.47%	2.00%
	2022		0.00%	0.90%	11.57	11.91	455,253	5,298,715	-13.68%	-12.90%	1.87%
	2021		0.00%	0.90%	13.40	13.69	220,135	2,950,471	11.81%	12.72%	1.01%
	2020		0.10%	0.90%	11.99	11.99	148,200	1,776,510	9.61%	9.61%	1.75%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2024:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Discovery Value Portfolio - Class A	$5,264,301	$2,767,232
AB VPS International Value Portfolio - Class A	330,457	171,350
AB VPS Large Cap Growth Portfolio - Class A	390,215	343,486
AB VPS Relative Value Portfolio - Class A	971,897	1,716,243
AB VPS Sustainable Global Thematic Portfolio - Class A	4,393,795	1,335,776
American Funds Global Growth Fund - Class 2	12,901,855	4,111,989
American Funds Global Small Capitalization Fund - Class 2	5,941,476	1,360,488
American Funds Growth Fund - Class 2	14,018,776	27,282,094
American Funds Growth-Income Fund - Class 2	27,630,203	15,428,902
American Funds International Fund - Class 2	12,248,564	5,273,755
ClearBridge Variable Mid Cap Portfolio - Class I	2,162,790	2,077,022
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,400,925	308,425
DWS Equity 500 Index VIP Portfolio - Class A	7,234,179	6,646,893
DWS Small Cap Index VIP Portfolio - Class A	601,980	569,112
Fidelity® VIP Asset Manager Portfolio - Initial Class	34,236	38,550
Fidelity® VIP Contrafund® Portfolio - Service Class	26,151,047	18,493,343
Fidelity® VIP Equity-Income Portfolio - Initial Class	227,743	287,860
Fidelity® VIP Equity-Income Portfolio - Service Class	246,799	180,604
Fidelity® VIP Growth Opportunities Portfolio - Service Class	217,046	896,666
Fidelity® VIP Growth Portfolio - Service Class	32,309,574	9,399,473
Fidelity® VIP High Income Portfolio - Service Class	227,663	116,812
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	179,407	191,805
Fidelity® VIP Mid Cap Portfolio - Service Class	16,338,981	5,775,718
Fidelity® VIP Overseas Portfolio - Service Class	586,434	458,283
Franklin Income VIP Fund - Class 1	6,791,097	2,000,468
Franklin Mutual Shares VIP Fund - Class 1	2,478,922	1,758,296
Franklin Small-Mid Cap Growth VIP Fund - Class 1	220,396	590,953
Invesco V.I. American Franchise Fund - Series I Shares	536,162	2,265,445
Invesco V.I. Core Equity Fund - Series I Shares	2,214,715	1,798,952
Invesco V.I. Core Plus Bond Fund - Series I Shares	111,914	135,282
Invesco V.I. EQV International Equity Fund - Series I Shares	2,422,878	598,598
Janus Henderson Balanced Portfolio - Institutional Shares	427,841	834,478
Janus Henderson Balanced Portfolio - Service Shares	135,648	1,199,140
Janus Henderson Enterprise Portfolio - Service Shares	423,344	765,270
Janus Henderson Global Research Portfolio - Institutional Shares	1,089,499	885,568
Janus Henderson Global Research Portfolio - Service Shares	186,538	353,095
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	431,964	2,088,241
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	4,167,556	8,560,763
LVIP American Century Balanced Fund - Standard Class II	2,790,690	723,291
LVIP American Century Inflation Protection Fund - Standard Class II	1,085,365	565,938
LVIP American Century Ultra Fund - Standard Class	40,894,736	673,955
LVIP Baron Growth Opportunities Fund - Service Class	5,109,245	3,297,531
LVIP Baron Growth Opportunities Fund - Standard Class	18,387	97,454
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,886,338	2,772,289
LVIP BlackRock Global Allocation Fund - Standard Class	12,888,344	7,978,425
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	2,046,323	985,711
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	4,006,783	1,330,144
LVIP BlackRock Real Estate Fund - Standard Class	3,509,954	2,624,178
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	1,453,648	1,438,549
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,735,051	1,137,103
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	753,116	1,506,587
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	48,853	19,006
LVIP Dimensional International Core Equity Fund - Standard Class	3,456,452	1,116,192
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	663,640	196,046

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	$1,848,130	$2,414,348
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,387,319	1,326,584
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,355,699	940,919
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	613,976	172,776
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	5,361,685	2,970,448
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	9,609,120	1,825,042
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	8,583,130	3,298,392
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	6,590,741	6,096,953
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,230,455	586,461
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	4,013,628	3,705,380
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,179,660	2,436,197
LVIP Government Money Market Fund - Standard Class	14,711,145	14,020,525
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	76,709	47,232
LVIP JPMorgan High Yield Fund - Standard Class	6,057,919	2,340,239
LVIP JPMorgan Retirement Income Fund - Standard Class	13,708	6,425
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,033,595	621,157
LVIP Macquarie Bond Fund - Standard Class	28,248,800	3,013,328
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	3,313,906	351,013
LVIP Macquarie Diversified Income Fund - Standard Class	10,740,130	1,454,344
LVIP Macquarie High Yield Fund - Standard Class	3,084,278	747,332
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	5,177,694	3,883,662
LVIP Macquarie Mid Cap Value Fund - Standard Class	3,603,202	2,839,987
LVIP Macquarie SMID Cap Core Fund - Standard Class	7,739,533	4,570,843
LVIP Macquarie Social Awareness Fund - Standard Class	677,834	452,107
LVIP Macquarie U.S. Growth Fund - Standard Class	4,159,520	3,438,486
LVIP Macquarie U.S. REIT Fund - Standard Class	4,847,929	5,630,436
LVIP Macquarie Value Fund - Standard Class	8,159,398	3,928,541
LVIP Macquarie Wealth Builder Fund - Standard Class	152,739	116,313
LVIP MFS International Growth Fund - Standard Class	9,036,683	4,158,717
LVIP MFS Value Fund - Standard Class	19,107,135	5,484,183
LVIP Mondrian Global Income Fund - Standard Class	2,806,482	582,843
LVIP Mondrian International Value Fund - Standard Class	4,298,592	2,272,899
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	99,797	74,067
LVIP SSGA Bond Index Fund - Standard Class	13,659,952	843,521
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,445,008	1,052,442
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	496,057	400,708
LVIP SSGA International Index Fund - Standard Class	24,273,466	2,602,667
LVIP SSGA International Managed Volatility Fund - Standard Class	1,231,321	251,475
LVIP SSGA Mid-Cap Index Fund - Standard Class	10,951	638
LVIP SSGA Moderate Index Allocation Fund - Standard Class	7,888,986	3,526,107
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	8,577,982	2,470,355
LVIP SSGA S&P 500 Index Fund - Standard Class	144,197,651	51,124,063
LVIP SSGA Small-Cap Index Fund - Standard Class	18,759,586	11,908,324
LVIP Structured Conservative Allocation Fund - Standard Class	944,887	285,553
LVIP Structured Moderate Allocation Fund - Standard Class	12,361,547	2,073,782
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	9,774,968	12,930,163
LVIP T. Rowe Price 2020 Fund - Standard Class	120,564	49,830
LVIP T. Rowe Price 2030 Fund - Standard Class	31,972	21,126
LVIP T. Rowe Price 2040 Fund - Standard Class	186,414	322,702
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	9,402,726	8,258,883
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	146,603	198,042
LVIP Vanguard Bond Allocation Fund - Standard Class	8,866,323	934,541
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	11,051,613	15,183,114
LVIP Vanguard International Equity ETF Fund - Standard Class	12,037,423	2,663,389
LVIP Wellington Capital Growth Fund - Standard Class	9,160,329	41,804,721
LVIP Wellington SMID Cap Value Fund - Standard Class	3,754,366	1,257,400

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
M Capital Appreciation Fund	$214,680	$109,281
M International Equity Fund	376,325	33,617
M Large Cap Growth Fund	182,253	79,523
M Large Cap Value Fund	66,425	21,499
Macquarie VIP Emerging Markets Series - Standard Class	11,554,431	8,451,931
Macquarie VIP Small Cap Value Series - Standard Class	6,992,120	4,548,233
MFS® VIT Growth Series - Initial Class	6,132,606	7,854,694
MFS® VIT Total Return Series - Initial Class	4,835,397	1,731,454
MFS® VIT Utilities Series - Initial Class	4,083,143	4,393,319
MFS® VIT II Core Equity Portfolio - Initial Class	465,242	779,501
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,290,480	2,008,450
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	200,002	204,781
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	344,186	384,327
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	3,442,451	1,227,923
Putnam VT Global Health Care Fund - Class IB	364,062	428,569
Putnam VT Large Cap Value Fund - Class IB	1,497,097	372,262
Templeton Foreign VIP Fund - Class 1	136,697	171,043
Templeton Foreign VIP Fund - Class 2	324,297	270,612
Templeton Global Bond VIP Fund - Class 1	4,806,645	1,199,837
Templeton Growth VIP Fund - Class 1	241,227	162,054
Templeton Growth VIP Fund - Class 2	79,021	128,713
TOPS® Balanced ETF Portfolio - Class 2 Shares	130,252	49,127
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	881,207	240,690

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2024:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Discovery Value Portfolio - Class A	2,388,461	$18.32	$43,756,604	$42,260,545
AB VPS International Value Portfolio - Class A	217,864	15.12	3,294,101	3,109,665
AB VPS Large Cap Growth Portfolio - Class A	65,681	89.31	5,866,011	4,072,815
AB VPS Relative Value Portfolio - Class A	413,196	31.68	13,090,052	11,606,990
AB VPS Sustainable Global Thematic Portfolio - Class A	495,589	35.13	17,410,039	17,106,544
American Funds Global Growth Fund - Class 2	3,488,077	36.37	126,861,345	112,086,446
American Funds Global Small Capitalization Fund - Class 2	2,893,262	17.05	49,330,125	58,057,688
American Funds Growth Fund - Class 2	2,857,937	125.79	359,499,937	248,842,588
American Funds Growth-Income Fund - Class 2	5,301,521	68.38	362,518,006	275,798,653
American Funds International Fund - Class 2	6,967,374	17.75	123,670,887	129,384,380
ClearBridge Variable Mid Cap Portfolio - Class I	789,685	24.43	19,291,993	17,817,889
DWS Alternative Asset Allocation VIP Portfolio - Class A	890,230	12.95	11,528,473	11,725,785
DWS Equity 500 Index VIP Portfolio - Class A	3,263,635	31.11	101,531,677	63,936,846
DWS Small Cap Index VIP Portfolio - Class A	644,617	14.52	9,359,837	8,757,008
Fidelity® VIP Asset Manager Portfolio - Initial Class	38,334	16.45	630,600	582,709
Fidelity® VIP Contrafund® Portfolio - Service Class	3,326,082	57.48	191,183,185	143,546,057
Fidelity® VIP Equity-Income Portfolio - Initial Class	93,836	26.59	2,495,087	2,148,209
Fidelity® VIP Equity-Income Portfolio - Service Class	105,126	26.36	2,771,126	2,479,440
Fidelity® VIP Growth Opportunities Portfolio - Service Class	78,785	82.52	6,501,370	3,546,716
Fidelity® VIP Growth Portfolio - Service Class	1,300,440	95.95	124,777,229	112,762,075
Fidelity® VIP High Income Portfolio - Service Class	499,725	4.68	2,338,715	2,595,020
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	106,150	10.98	1,165,528	1,319,545
Fidelity® VIP Mid Cap Portfolio - Service Class	2,428,462	36.92	89,658,817	85,157,824
Fidelity® VIP Overseas Portfolio - Service Class	202,058	25.31	5,114,088	4,607,077
Franklin Income VIP Fund - Class 1	4,024,753	15.12	60,854,272	61,714,210
Franklin Mutual Shares VIP Fund - Class 1	1,602,371	16.84	26,983,933	27,555,699
Franklin Small-Mid Cap Growth VIP Fund - Class 1	394,637	18.99	7,494,151	7,147,340
Invesco V.I. American Franchise Fund - Series I Shares	261,685	79.53	20,811,812	13,933,956
Invesco V.I. Core Equity Fund - Series I Shares	556,725	33.62	18,717,096	16,273,484
Invesco V.I. Core Plus Bond Fund - Series I Shares	113,282	5.70	645,705	712,209
Invesco V.I. EQV International Equity Fund - Series I Shares	647,839	33.52	21,715,561	22,170,775
Janus Henderson Balanced Portfolio - Institutional Shares	247,219	51.22	12,662,582	8,173,415
Janus Henderson Balanced Portfolio - Service Shares	63,973	54.39	3,479,482	2,605,425
Janus Henderson Enterprise Portfolio - Service Shares	51,756	74.72	3,867,194	3,375,451
Janus Henderson Global Research Portfolio - Institutional Shares	247,991	72.60	18,004,171	10,870,367
Janus Henderson Global Research Portfolio - Service Shares	52,578	69.97	3,678,895	2,512,443
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	759,371	21.16	16,068,296	8,377,984
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	1,366,605	63.77	87,144,311	66,638,336
LVIP American Century Balanced Fund - Standard Class II	3,396,433	8.40	28,540,230	26,377,289
LVIP American Century Inflation Protection Fund - Standard Class II	703,426	9.19	6,463,078	7,106,401
LVIP American Century Ultra Fund - Standard Class	1,399,345	30.37	42,496,715	40,436,908
LVIP Baron Growth Opportunities Fund - Service Class	640,333	75.41	48,284,969	39,298,927
LVIP Baron Growth Opportunities Fund - Standard Class	5,356	79.24	424,376	317,420
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,211,059	20.82	46,036,454	45,383,617
LVIP BlackRock Global Allocation Fund - Standard Class	12,449,966	12.14	151,080,333	141,112,853
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	1,558,228	12.74	19,844,033	18,440,341
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2,778,346	9.01	25,044,014	27,094,070
LVIP BlackRock Real Estate Fund - Standard Class	3,120,315	7.43	23,183,940	25,268,853
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	510,419	13.93	7,110,136	6,435,799
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	158,420	56.06	8,880,223	6,138,620
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	355,425	21.92	7,789,851	6,647,105
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	13,547	17.66	239,188	194,435
LVIP Dimensional International Core Equity Fund - Standard Class	1,570,745	12.10	19,002,873	17,477,531

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	558,508	$10.28	$5,742,020	$5,612,299
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	403,553	48.49	19,567,882	14,988,342
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	643,442	21.74	13,988,431	9,712,702
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	575,137	23.43	13,473,164	11,187,708
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	159,207	44.22	7,039,955	6,180,830
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	6,241,423	7.72	48,183,782	50,381,242
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	8,911,676	8.04	71,632,051	70,766,977
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	3,787,129	14.82	56,110,105	50,812,275
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	6,841,910	12.89	88,185,378	81,187,242
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,205,824	12.08	14,561,530	15,289,800
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	4,931,932	13.32	65,698,262	65,700,860
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,233,775	13.53	43,746,508	43,881,951
LVIP Government Money Market Fund - Standard Class	4,873,157	10.00	48,731,573	48,731,582
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	51,560	13.43	692,342	640,833
LVIP JPMorgan High Yield Fund - Standard Class	3,946,262	9.81	38,697,049	40,380,083
LVIP JPMorgan Retirement Income Fund - Standard Class	29,546	12.57	371,279	351,667
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	595,196	19.49	11,598,587	10,509,466
LVIP Macquarie Bond Fund - Standard Class	13,747,239	11.34	155,934,937	175,361,161
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	2,068,771	9.78	20,232,583	20,592,108
LVIP Macquarie Diversified Income Fund - Standard Class	6,517,332	8.71	56,739,890	63,765,128
LVIP Macquarie High Yield Fund - Standard Class	3,410,409	4.22	14,398,748	15,947,093
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	4,361,586	9.31	40,597,640	42,147,327
LVIP Macquarie Mid Cap Value Fund - Standard Class	519,086	44.03	22,854,337	20,461,232
LVIP Macquarie SMID Cap Core Fund - Standard Class	2,628,337	27.81	73,101,947	64,138,838
LVIP Macquarie Social Awareness Fund - Standard Class	201,438	53.26	10,728,370	9,265,184
LVIP Macquarie U.S. Growth Fund - Standard Class	1,533,958	13.06	20,025,820	16,275,531
LVIP Macquarie U.S. REIT Fund - Standard Class	3,218,889	13.75	44,250,063	41,805,588
LVIP Macquarie Value Fund - Standard Class	2,603,014	25.56	66,533,043	69,432,927
LVIP Macquarie Wealth Builder Fund - Standard Class	232,932	11.84	2,757,684	2,885,110
LVIP MFS International Growth Fund - Standard Class	3,750,588	19.67	73,755,313	71,694,885
LVIP MFS Value Fund - Standard Class	2,336,326	52.73	123,194,493	112,468,654
LVIP Mondrian Global Income Fund - Standard Class	1,241,052	8.93	11,081,350	12,225,660
LVIP Mondrian International Value Fund - Standard Class	1,483,080	16.66	24,703,666	24,384,732
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	45,825	14.64	670,780	513,380
LVIP SSGA Bond Index Fund - Standard Class	5,619,655	9.77	54,920,888	60,198,571
LVIP SSGA Conservative Index Allocation Fund - Standard Class	943,205	13.51	12,744,586	12,574,888
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	726,054	11.82	8,581,955	8,309,691
LVIP SSGA International Index Fund - Standard Class	17,203,848	10.45	179,780,212	171,616,020
LVIP SSGA International Managed Volatility Fund - Standard Class	1,100,149	9.43	10,375,506	10,187,265
LVIP SSGA Mid-Cap Index Fund - Standard Class	775	13.04	10,100	10,323
LVIP SSGA Moderate Index Allocation Fund - Standard Class	6,554,879	16.48	108,037,513	100,911,045
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	6,061,804	17.51	106,130,068	99,555,576
LVIP SSGA S&P 500 Index Fund - Standard Class	46,356,789	30.33	1,406,001,397	1,066,582,023
LVIP SSGA Small-Cap Index Fund - Standard Class	4,854,145	32.79	159,148,012	150,119,850
LVIP Structured Conservative Allocation Fund - Standard Class	408,688	10.32	4,215,619	4,494,097
LVIP Structured Moderate Allocation Fund - Standard Class	4,490,467	11.27	50,585,115	55,340,572
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	3,483,273	11.92	41,510,161	45,603,221
LVIP T. Rowe Price 2020 Fund - Standard Class	222,760	9.44	2,101,967	2,153,170
LVIP T. Rowe Price 2030 Fund - Standard Class	75,739	11.63	880,615	791,511
LVIP T. Rowe Price 2040 Fund - Standard Class	139,080	12.42	1,727,089	1,538,945
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,050,689	32.32	66,280,318	59,263,492
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	318,609	12.57	4,004,596	3,390,313
LVIP Vanguard Bond Allocation Fund - Standard Class	6,443,611	9.01	58,069,819	65,004,175
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	6,702,882	38.12	255,507,147	158,266,318
LVIP Vanguard International Equity ETF Fund - Standard Class	8,273,602	11.84	97,951,173	94,000,703

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Wellington SMID Cap Value Fund - Standard Class	817,441	$25.81	$21,101,433	$20,929,853
M Capital Appreciation Fund	65,384	24.58	1,607,145	1,600,545
M International Equity Fund	146,355	13.71	2,006,530	1,901,224
M Large Cap Growth Fund	34,317	33.11	1,136,245	1,022,831
M Large Cap Value Fund	37,591	15.68	589,420	535,259
Macquarie VIP Emerging Markets Series - Standard Class	3,944,794	22.55	88,955,103	89,018,710
Macquarie VIP Small Cap Value Series - Standard Class	1,609,700	40.48	65,160,668	57,045,013
MFS® VIT Growth Series - Initial Class	865,645	73.31	63,460,411	49,728,503
MFS® VIT Total Return Series - Initial Class	1,579,717	23.27	36,760,023	36,558,184
MFS® VIT Utilities Series - Initial Class	920,175	34.22	31,488,379	29,570,122
MFS® VIT II Core Equity Portfolio - Initial Class	149,096	31.61	4,712,922	3,965,344
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,013,524	31.28	31,703,029	26,201,818
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	179,746	16.49	2,964,013	2,821,029
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	90,151	39.93	3,599,725	2,550,498
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	3,383,467	5.45	18,439,896	21,516,731
Putnam VT Global Health Care Fund - Class IB	185,388	15.68	2,906,891	2,874,133
Putnam VT Large Cap Value Fund - Class IB	109,134	32.42	3,538,130	3,111,485
Templeton Foreign VIP Fund - Class 1	114,808	14.08	1,616,499	1,612,324
Templeton Foreign VIP Fund - Class 2	219,419	13.76	3,019,205	2,976,216
Templeton Global Bond VIP Fund - Class 1	2,074,463	12.06	25,018,027	30,369,401
Templeton Growth VIP Fund - Class 1	261,653	12.77	3,341,306	3,199,917
Templeton Growth VIP Fund - Class 2	82,698	12.48	1,032,070	958,530
TOPS® Balanced ETF Portfolio - Class 2 Shares	52,555	13.97	734,195	682,561
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	577,335	14.62	8,440,633	7,715,603

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	253,758	(102,032)	151,726
AB VPS International Value Portfolio - Class A	19,717	(14,408)	5,309
AB VPS Large Cap Growth Portfolio - Class A	7,582	(6,614)	968
AB VPS Relative Value Portfolio - Class A	23,400	(36,751)	(13,351)
AB VPS Sustainable Global Thematic Portfolio - Class A	137,951	(41,609)	96,342
American Funds Global Growth Fund - Class 2	475,372	(119,701)	355,671
American Funds Global Small Capitalization Fund - Class 2	289,725	(59,985)	229,740
American Funds Growth Fund - Class 2	437,558	(474,198)	(36,640)
American Funds Growth-Income Fund - Class 2	813,929	(299,580)	514,349
American Funds International Fund - Class 2	884,208	(246,879)	637,329
ClearBridge Variable Mid Cap Portfolio - Class I	113,438	(94,943)	18,495
DWS Alternative Asset Allocation VIP Portfolio - Class A	77,806	(19,848)	57,958
DWS Equity 500 Index VIP Portfolio - Class A	125,014	(178,588)	(53,574)
DWS Small Cap Index VIP Portfolio - Class A	38,127	(15,705)	22,422
Fidelity® VIP Asset Manager Portfolio - Initial Class	495	(1,093)	(598)
Fidelity® VIP Contrafund® Portfolio - Service Class	335,687	(429,236)	(93,549)
Fidelity® VIP Equity-Income Portfolio - Initial Class	957	(5,846)	(4,889)
Fidelity® VIP Equity-Income Portfolio - Service Class	16,264	(8,598)	7,666
Fidelity® VIP Growth Opportunities Portfolio - Service Class	3,403	(13,415)	(10,012)
Fidelity® VIP Growth Portfolio - Service Class	267,632	(186,731)	80,901
Fidelity® VIP High Income Portfolio - Service Class	4,477	(4,761)	(284)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	6,029	(7,879)	(1,850)
Fidelity® VIP Mid Cap Portfolio - Service Class	284,122	(198,677)	85,445
Fidelity® VIP Overseas Portfolio - Service Class	13,464	(17,559)	(4,095)
Franklin Income VIP Fund - Class 1	261,576	(93,207)	168,369
Franklin Mutual Shares VIP Fund - Class 1	143,672	(77,945)	65,727
Franklin Small-Mid Cap Growth VIP Fund - Class 1	25,505	(14,636)	10,869
Invesco V.I. American Franchise Fund - Series I Shares	23,664	(85,534)	(61,870)
Invesco V.I. Core Equity Fund - Series I Shares	21,476	(58,790)	(37,314)
Invesco V.I. Core Plus Bond Fund - Series I Shares	5,021	(7,525)	(2,504)
Invesco V.I. EQV International Equity Fund - Series I Shares	126,999	(33,573)	93,426
Janus Henderson Balanced Portfolio - Institutional Shares	4,159	(16,455)	(12,296)
Janus Henderson Balanced Portfolio - Service Shares	27,516	(28,532)	(1,016)
Janus Henderson Enterprise Portfolio - Service Shares	19,605	(12,183)	7,422
Janus Henderson Global Research Portfolio - Institutional Shares	20,406	(32,424)	(12,018)
Janus Henderson Global Research Portfolio - Service Shares	1,446	(13,535)	(12,089)
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	10,598	(56,384)	(45,786)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	239,410	(233,376)	6,034
LVIP American Century Balanced Fund - Standard Class II	138,543	(35,056)	103,487
LVIP American Century Inflation Protection Fund - Standard Class II	68,595	(39,252)	29,343
LVIP American Century Ultra Fund - Standard Class	959,020	(14,315)	944,705
LVIP Baron Growth Opportunities Fund - Service Class	253,292	(117,022)	136,270
LVIP Baron Growth Opportunities Fund - Standard Class	6,802	(2,983)	3,819
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	157,827	(99,672)	58,155
LVIP BlackRock Global Allocation Fund - Standard Class	555,639	(382,274)	173,365
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	112,438	(60,962)	51,476
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	273,293	(101,508)	171,785
LVIP BlackRock Real Estate Fund - Standard Class	282,016	(213,303)	68,713
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	95,752	(98,419)	(2,667)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	32,875	(34,214)	(1,339)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	16,234	(61,362)	(45,128)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,706	(909)	797
LVIP Dimensional International Core Equity Fund - Standard Class	202,806	(74,146)	128,660
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	35,212	(16,838)	18,374

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	46,699	(74,078)	(27,379)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	30,257	(51,773)	(21,516)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	45,690	(33,406)	12,284
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	13,352	(9,954)	3,398
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	304,603	(196,922)	107,681
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	490,206	(94,915)	395,291
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	260,453	(97,832)	162,621
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	287,549	(272,905)	14,644
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	62,192	(36,551)	25,641
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	176,860	(208,591)	(31,731)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	133,408	(143,860)	(10,452)
LVIP Government Money Market Fund - Standard Class	1,205,159	(1,342,766)	(137,607)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2,914	(2,165)	749
LVIP JPMorgan High Yield Fund - Standard Class	274,563	(144,694)	129,869
LVIP JPMorgan Retirement Income Fund - Standard Class	153	(342)	(189)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	40,802	(26,752)	14,050
LVIP Macquarie Bond Fund - Standard Class	1,974,265	(188,345)	1,785,920
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	208,039	(29,649)	178,390
LVIP Macquarie Diversified Income Fund - Standard Class	693,853	(97,046)	596,807
LVIP Macquarie High Yield Fund - Standard Class	166,546	(30,466)	136,080
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	344,376	(335,580)	8,796
LVIP Macquarie Mid Cap Value Fund - Standard Class	186,708	(101,784)	84,924
LVIP Macquarie SMID Cap Core Fund - Standard Class	230,073	(154,285)	75,788
LVIP Macquarie Social Awareness Fund - Standard Class	53,988	(14,336)	39,652
LVIP Macquarie U.S. Growth Fund - Standard Class	79,457	(67,085)	12,372
LVIP Macquarie U.S. REIT Fund - Standard Class	322,203	(283,922)	38,281
LVIP Macquarie Value Fund - Standard Class	394,967	(151,235)	243,732
LVIP Macquarie Wealth Builder Fund - Standard Class	5,870	(4,635)	1,235
LVIP MFS International Growth Fund - Standard Class	271,690	(200,515)	71,175
LVIP MFS Value Fund - Standard Class	700,738	(213,263)	487,475
LVIP Mondrian Global Income Fund - Standard Class	272,231	(54,865)	217,366
LVIP Mondrian International Value Fund - Standard Class	230,428	(131,360)	99,068
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,830	(3,665)	(835)
LVIP SSGA Bond Index Fund - Standard Class	1,174,305	(73,528)	1,100,777
LVIP SSGA Conservative Index Allocation Fund - Standard Class	78,901	(64,765)	14,136
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	15,552	(22,656)	(7,104)
LVIP SSGA International Index Fund - Standard Class	1,256,095	(150,131)	1,105,964
LVIP SSGA International Managed Volatility Fund - Standard Class	64,352	(40,479)	23,873
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,020	(60)	960
LVIP SSGA Moderate Index Allocation Fund - Standard Class	385,367	(160,968)	224,399
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	566,476	(99,701)	466,775
LVIP SSGA S&P 500 Index Fund - Standard Class	2,319,743	(1,288,351)	1,031,392
LVIP SSGA Small-Cap Index Fund - Standard Class	707,887	(559,478)	148,409
LVIP Structured Conservative Allocation Fund - Standard Class	32,689	(17,380)	15,309
LVIP Structured Moderate Allocation Fund - Standard Class	343,407	(115,608)	227,799
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	244,380	(768,584)	(524,204)
LVIP T. Rowe Price 2020 Fund - Standard Class	16,936	(3,011)	13,925
LVIP T. Rowe Price 2030 Fund - Standard Class	2,275	(743)	1,532
LVIP T. Rowe Price 2040 Fund - Standard Class	6,712	(15,834)	(9,122)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	170,626	(261,277)	(90,651)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,829	(11,681)	(7,852)
LVIP Vanguard Bond Allocation Fund - Standard Class	704,129	(82,013)	622,116
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	401,036	(436,432)	(35,396)
LVIP Vanguard International Equity ETF Fund - Standard Class	672,977	(159,465)	513,512
LVIP Wellington Capital Growth Fund - Standard Class	29,623	(960,616)	(930,993)
LVIP Wellington SMID Cap Value Fund - Standard Class	105,339	(46,497)	58,842

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
M Capital Appreciation Fund	22,607	(2,007)	20,600
M International Equity Fund	41,021	(1,398)	39,623
M Large Cap Growth Fund	28,382	(619)	27,763
M Large Cap Value Fund	13,840	(596)	13,244
Macquarie VIP Emerging Markets Series - Standard Class	676,480	(498,311)	178,169
Macquarie VIP Small Cap Value Series - Standard Class	339,371	(147,970)	191,401
MFS® VIT Growth Series - Initial Class	109,624	(184,086)	(74,462)
MFS® VIT Total Return Series - Initial Class	137,458	(82,590)	54,868
MFS® VIT Utilities Series - Initial Class	142,543	(134,059)	8,484
MFS® VIT II Core Equity Portfolio - Initial Class	14,420	(18,481)	(4,061)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	135,854	(58,654)	77,200
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	18,097	(10,430)	7,667
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	3,417	(7,031)	(3,614)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	245,192	(123,740)	121,452
Putnam VT Global Health Care Fund - Class IB	4,312	(9,992)	(5,680)
Putnam VT Large Cap Value Fund - Class IB	38,616	(8,678)	29,938
Templeton Foreign VIP Fund - Class 1	4,320	(7,165)	(2,845)
Templeton Foreign VIP Fund - Class 2	13,559	(13,161)	398
Templeton Global Bond VIP Fund - Class 1	559,174	(131,145)	428,029
Templeton Growth VIP Fund - Class 1	26,304	(9,186)	17,118
Templeton Growth VIP Fund - Class 2	2,564	(4,639)	(2,075)
TOPS® Balanced ETF Portfolio - Class 2 Shares	8,670	(3,472)	5,198
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	43,655	(14,154)	29,501

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	346,933	(82,743)	264,190
AB VPS International Value Portfolio - Class A	11,299	(36,624)	(25,325)
AB VPS Large Cap Growth Portfolio - Class A	34,028	(33,817)	211
AB VPS Relative Value Portfolio - Class A	38,658	(26,098)	12,560
AB VPS Sustainable Global Thematic Portfolio - Class A	43,100	(36,800)	6,300
American Funds Global Growth Fund - Class 2	381,793	(333,650)	48,143
American Funds Global Small Capitalization Fund - Class 2	269,998	(82,352)	187,646
American Funds Growth Fund - Class 2	651,593	(388,925)	262,668
American Funds Growth-Income Fund - Class 2	672,479	(257,530)	414,949
American Funds International Fund - Class 2	694,443	(261,987)	432,456
ClearBridge Variable Mid Cap Portfolio - Class I	126,952	(122,209)	4,743
DWS Alternative Asset Allocation VIP Portfolio - Class A	67,925	(25,908)	42,017
DWS Equity 500 Index VIP Portfolio - Class A	214,912	(178,698)	36,214
DWS Small Cap Index VIP Portfolio - Class A	66,899	(16,726)	50,173
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,363	(1,188)	175
Fidelity® VIP Contrafund® Portfolio - Service Class	348,706	(381,290)	(32,584)
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,285	(7,550)	(6,265)
Fidelity® VIP Equity-Income Portfolio - Service Class	34,923	(11,410)	23,513
Fidelity® VIP Growth Opportunities Portfolio - Service Class	13,447	(23,386)	(9,939)
Fidelity® VIP Growth Portfolio - Service Class	354,052	(326,859)	27,193
Fidelity® VIP High Income Portfolio - Service Class	3,952	(4,692)	(740)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	5,817	(5,591)	226
Fidelity® VIP Mid Cap Portfolio - Service Class	354,965	(135,716)	219,249
Fidelity® VIP Overseas Portfolio - Service Class	24,503	(31,589)	(7,086)
Franklin Income VIP Fund - Class 1	914,528	(299,862)	614,666
Franklin Mutual Shares VIP Fund - Class 1	127,470	(113,386)	14,084
Franklin Small-Mid Cap Growth VIP Fund - Class 1	43,185	(13,665)	29,520
Invesco V.I. American Franchise Fund - Series I Shares	51,386	(47,285)	4,101
Invesco V.I. Core Equity Fund - Series I Shares	12,853	(41,032)	(28,179)
Invesco V.I. Core Plus Bond Fund - Series I Shares	4,323	(3,153)	1,170
Invesco V.I. EQV International Equity Fund - Series I Shares	94,001	(125,516)	(31,515)
Janus Henderson Balanced Portfolio - Institutional Shares	6,483	(24,877)	(18,394)
Janus Henderson Balanced Portfolio - Service Shares	29,242	(37,933)	(8,691)
Janus Henderson Enterprise Portfolio - Service Shares	41,630	(5,610)	36,020
Janus Henderson Global Research Portfolio - Institutional Shares	31,961	(56,621)	(24,660)
Janus Henderson Global Research Portfolio - Service Shares	2,364	(7,689)	(5,325)
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	76,060	(14,365)	61,695
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	47,205	(580,207)	(533,002)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	217,533	(382,971)	(165,438)
LVIP American Century Balanced Fund - Standard Class II	117,356	(55,150)	62,206
LVIP American Century Inflation Protection Fund - Standard Class II	61,476	(111,738)	(50,262)
LVIP Baron Growth Opportunities Fund - Service Class	196,420	(54,591)	141,829
LVIP Baron Growth Opportunities Fund - Standard Class	1,586	(225)	1,361
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	160,649	(39,218)	121,431
LVIP BlackRock Global Allocation Fund - Standard Class	625,219	(357,520)	267,699
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	147,724	(49,450)	98,274
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	174,646	(129,098)	45,548
LVIP BlackRock Real Estate Fund - Standard Class	192,855	(122,469)	70,386
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	67,649	(23,774)	43,875
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	13,890	(27,362)	(13,472)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	32,663	(22,185)	10,478
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	598	(629)	(31)
LVIP Dimensional International Core Equity Fund - Standard Class	105,732	(92,352)	13,380
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	23,222	(35,729)	(12,507)

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	75,245	(32,563)	42,682
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	61,196	(57,561)	3,635
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	81,375	(36,022)	45,353
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	13,617	(13,234)	383
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	314,902	(173,535)	141,367
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	217,019	(350,632)	(133,613)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	181,274	(158,781)	22,493
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	518,811	(130,649)	388,162
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	68,737	(34,693)	34,044
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	182,448	(190,334)	(7,886)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	199,116	(221,596)	(22,480)
LVIP Government Money Market Fund - Standard Class	2,563,095	(3,853,635)	(1,290,540)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	1,839	(2,443)	(604)
LVIP JPMorgan High Yield Fund - Standard Class	386,762	(182,834)	203,928
LVIP JPMorgan Retirement Income Fund - Standard Class	559	(336)	223
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	61,937	(17,051)	44,886
LVIP Macquarie Bond Fund - Standard Class	1,655,280	(163,604)	1,491,676
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	158,989	(156,336)	2,653
LVIP Macquarie Diversified Income Fund - Standard Class	522,553	(281,113)	241,440
LVIP Macquarie High Yield Fund - Standard Class	83,626	(33,429)	50,197
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	549,025	(569,373)	(20,348)
LVIP Macquarie Mid Cap Value Fund - Standard Class	170,039	(61,101)	108,938
LVIP Macquarie SMID Cap Core Fund - Standard Class	328,149	(134,629)	193,520
LVIP Macquarie Social Awareness Fund - Standard Class	21,285	(22,115)	(830)
LVIP Macquarie U.S. Growth Fund - Standard Class	57,707	(54,089)	3,618
LVIP Macquarie U.S. REIT Fund - Standard Class	421,169	(88,868)	332,301
LVIP Macquarie Value Fund - Standard Class	480,722	(155,859)	324,863
LVIP Macquarie Wealth Builder Fund - Standard Class	10,523	(58,443)	(47,920)
LVIP MFS International Growth Fund - Standard Class	424,048	(230,323)	193,725
LVIP MFS Value Fund - Standard Class	889,034	(128,812)	760,222
LVIP Mondrian Global Income Fund - Standard Class	355,281	(70,924)	284,357
LVIP Mondrian International Value Fund - Standard Class	147,661	(198,224)	(50,563)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,251	(3,494)	(1,243)
LVIP SSGA Bond Index Fund - Standard Class	757,827	(58,593)	699,234
LVIP SSGA Conservative Index Allocation Fund - Standard Class	72,886	(59,504)	13,382
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	18,300	(18,173)	127
LVIP SSGA International Index Fund - Standard Class	1,364,800	(607,646)	757,154
LVIP SSGA International Managed Volatility Fund - Standard Class	37,218	(70,945)	(33,727)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	648,259	(194,125)	454,134
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	483,374	(158,268)	325,106
LVIP SSGA S&P 500 Index Fund - Standard Class	4,751,563	(1,032,861)	3,718,702
LVIP SSGA Small-Cap Index Fund - Standard Class	1,699,801	(190,465)	1,509,336
LVIP Structured Conservative Allocation Fund - Standard Class	32,691	(14,308)	18,383
LVIP Structured Moderate Allocation Fund - Standard Class	250,338	(225,898)	24,440
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	267,828	(91,282)	176,546
LVIP T. Rowe Price 2020 Fund - Standard Class	13,798	(2,487)	11,311
LVIP T. Rowe Price 2030 Fund - Standard Class	134	(697)	(563)
LVIP T. Rowe Price 2040 Fund - Standard Class	9,731	(5,038)	4,693
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	395,230	(111,346)	283,884
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	16,735	(7,434)	9,301
LVIP Vanguard Bond Allocation Fund - Standard Class	553,402	(157,907)	395,495
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	502,266	(369,369)	132,897
LVIP Vanguard International Equity ETF Fund - Standard Class	483,295	(237,357)	245,938
LVIP Wellington Capital Growth Fund - Standard Class	102,436	(196,986)	(94,550)
LVIP Wellington SMID Cap Value Fund - Standard Class	174,838	(115,979)	58,859
M Capital Appreciation Fund	534	(1,401)	(867)

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
M International Equity Fund	1,913	(5,065)	(3,152)
M Large Cap Growth Fund	206	(2,402)	(2,196)
M Large Cap Value Fund	779	(2,116)	(1,337)
Macquarie VIP Emerging Markets Series - Standard Class	550,157	(336,351)	213,806
Macquarie VIP Small Cap Value Series - Standard Class	447,879	(112,558)	335,321
MFS® VIT Growth Series - Initial Class	155,309	(188,952)	(33,643)
MFS® VIT Total Return Series - Initial Class	236,995	(47,016)	189,979
MFS® VIT Utilities Series - Initial Class	152,797	(134,456)	18,341
MFS® VIT II Core Equity Portfolio - Initial Class	42,890	(12,617)	30,273
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	106,335	(21,527)	84,808
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	35,778	(10,711)	25,067
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	9,218	(2,957)	6,261
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	263,879	(149,897)	113,982
Putnam VT Global Health Care Fund - Class IB	3,112	(6,555)	(3,443)
Putnam VT Large Cap Value Fund - Class IB	22,353	(18,069)	4,284
Templeton Foreign VIP Fund - Class 1	1,844	(11,541)	(9,697)
Templeton Foreign VIP Fund - Class 2	14,219	(20,947)	(6,728)
Templeton Global Bond VIP Fund - Class 1	264,201	(85,236)	178,965
Templeton Growth VIP Fund - Class 1	5,859	(17,264)	(11,405)
Templeton Growth VIP Fund - Class 2	4,109	(8,018)	(3,909)
TOPS® Balanced ETF Portfolio - Class 2 Shares	8,773	(2,639)	6,134
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	129,670	(20,187)	109,483
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account R (“Variable Account”), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Variable Account’s auditor since 1998.
Philadelphia, Pennsylvania
April 2, 2025

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS International Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Relative Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Sustainable Global Thematic Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Franklin Income VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the year ended December 31, 2023 (the fund ceased to be available as an investment option to Variable Account contract owners during 2023)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Balanced Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Inflation Protection Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Ultra Fund - Standard Class	As of December 31, 2024	For the period from August 23, 2024 through December 31, 2024	For the period from August 23, 2024 (commencement of operations) through December 31, 2024
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Government Money Market Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Macquarie Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Mid Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie SMID Cap Core Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Social Awareness Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. REIT Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Wealth Builder Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2024	For the period from October 4, 2024 through December 31, 2024	For the period from October 4, 2024 (commencement of operations) through December 31, 2024
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Conservative Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Wellington Capital Growth Fund - Standard Class	N/A - the fund merged into LVIP American Century Ultra Fund - Standard Class during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund merged into LVIP American Century Ultra Fund - Standard Class during 2024)
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M Capital Appreciation Fund	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M International Equity Fund	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M Large Cap Growth Fund	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M Large Cap Value Fund	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Emerging Markets Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Small Cap Value Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Growth Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Total Return Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
MFS® VIT Utilities Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Foreign VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Foreign VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Growth VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Growth VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
TOPS® Balanced ETF Portfolio - Class 2 Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024